UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary information statement

☐ Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).

☐ Definitive information statement.

Hotel Outsource Management International, Inc.

(Name of Registrant as Specified in its Charter)

Payment of filing fee (check appropriate box):

☒ No fee required.

☐  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Tile of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act of Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.
80 Wall Street, Suite 815
New York, New York 10005
(212) 344-1600

DEAR STOCKHOLDERS:

The enclosed Information Statement is being furnished to the holders of record of the shares of the common stock (the “Common Stock”) of Hotel Outsource Management International, Inc., a Delaware corporation (the “Company” or “HOMI”), as of the close of business on the record date [    ], 2014 (the “Record Date”). The purpose of the Information Statement is to notify our stockholders that on March 20, 2014, the Company received a unanimous written consent in lieu of a meeting from the members of the Board of Directors (the “Board”), and, on April 1, 2014, the Company received a written consent of the holders of a majority of the issued and outstanding shares of the Company’s Common Stock (the “Written Consent”). The written consents adopted and approved resolutions that authorized the Company to effect the following corporate actions:

(1)   Transfer of all of the Company’s operations, trademark registrations and operations subsidiaries, as well as all of the debt of the Company and the debt of the operations subsidiaries to Daniel Cohen and Moise Laurent Elkrief (the “Purchasers”) (the “Transaction”).

Mr. Cohen is the President of HOMI, and both he and Mr. Elkrief are controlling Stockholders of HOMI.

The accompanying Information Statement is being furnished to our stockholders for informational purposes only, pursuant to Section 14 (c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. As described in this Information Statement, the foregoing corporate actions were approved by our Board of Directors (the “Board”) by written consent on March 20, 2014.  On April 1, 2014, shareholders representing a majority of the issued and outstanding Common Stock of the Company, adopted by written consent the resolutions approving the Transaction.  The agreement between the Company and Messrs. Cohen and Elkrief is set forth in Appendix A.  Such written consent constitutes the only stockholder approval required to approve this action under Delaware law.  Because the written consent of the holders of the majority of the shares of the Company satisfies all applicable stockholder voting requirements, the Board is not soliciting your proxy or consent in connection with the matters discussed above. You are urged to read the Information Statement carefully and in its entirety for a description of the actions taken by the Majority Holders.

The actions will not become Effective before the date which is 21 days after this Information Statement was first mailed to stockholders. The Information Statement is being mailed on or about July __, 2014, to stockholders of record on [       ] (the “Record Date”).

THE BOARD OF DIRECTORS IS NOT SOLICITING PROXIES AND YOU ARE REQUESTED NOT TO SEND A PROXY.

By Order of the Board of Directors

/s/ Daniel Cohen
Daniel Cohen
Director and CEO
Date: July ___, 2014

HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.
80 Wall Street, Suite 815
 New York, New York 10005
212-344-1600

INFORMATION STATEMENT

This Information Statement is being furnished to the stockholders of Hotel Outsource Management International, Inc., a Delaware corporation (“HOMI” or the “Company”), at the direction of the Company’s Board of Directors and pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934.  It is furnished in connection with an action taken by written consent of the holders of a majority of our Common Stock in lieu of a meeting to approve the acquisition of the Company’s operations, trademark rights, operating subsidiaries, along with the debt of the Company and the debt of its subsidiaries by Daniel Cohen and Moise Laurent Elkrief, currently the two largest shareholders of the Company (the “Transaction”).  This Transaction will be accomplished pursuant to the Agreement set forth on Appendix A.

On March 20, 2014, the Board of Directors (the “Board”) approved the Transaction, and on April 1 2014 shareholders representing a total of 2,606,319 shares executed a written consent approving the Transaction.  Of those 2,606,319 shares, Mr. Cohen and Mr. Elkrief hold a total of 2,088,697 shares.  After execution of this consent, Mr. Cohen and Mr. Elkrief recused themselves and the remaining shareholders representing 517,222 of the 860,787 shares not held by either Mr. Cohen or Mr. Elkrief, resolved to approve the Transaction.  All consenting stockholders including Mr. Cohen and Mr. Elkrief shall be referred to as the “Consenting Stockholders” and the consenting stockholders excluding Mr. Cohen and Mr. Elkrief shall be referred to as the “Non-Interested Consenting Stockholders.”   The Consenting Stockholders held of record on the Record Date approximately 88.37% of the total issued and outstanding Common Stock of the Company, which was sufficient to approve the Transaction.   Non-Interested Consenting Stockholders represented a total of 60.1% of the 860,787 outstanding shares of HOMI common stock not held by Mr. Cohen or Mr. Elkrief, and 17.54% of the total 2,949,484 shares outstanding on the Record Date.    Dissenting stockholders do not have any statutory appraisal rights as a result of the action taken. The Board does not intend to solicit any proxies or consents from any other stockholders in connection with this action. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely to advise stockholders of the actions taken by written consent.

Delaware General Corporation Law Section 228 (the “Code”) generally provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the above actions as early as possible in order to accomplish the purposes of the Company as herein described, the Board consented to the utilization of, and did in fact obtain, the written consent of the Consenting Stockholders who collectively own shares representing a majority of our Common Stock.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to the Company’s stockholders of record on the Record Date. The corporate action described herein will be effective on the 21st day after the mailing of this Information Statement or July __, 2014.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

Hotel Outsource Management International, Inc. is a multi-national service provider in the hospitality industry, supplying a range of services in relation to computerized minibars that are primarily intended for in-room refreshments. In addition, we manufacture and install our own proprietary computerized minibar, the HOMI ® 330 and the HOMI ® 226.

Hotel Outsource Management International, Inc. is a holding company for several subsidiaries which market, and operate computerized minibars in hotels located in the United States, Europe and Israel.  Our core activities focus primarily on manufacturing, operating, servicing and marketing computerized minibars installed in upscale hotels throughout the world.

This Information Statement is being mailed on or about July ___, 2014.

FORWARD LOOKING STATEMENTS

This Information Statement and other reports that the Company files with the U.S. Securities and Exchange Commission (the “SEC”) contain forward-looking statements about the Company’s business containing the words “believes’, “anticipates”, “expects” and words of similar import. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results or performance to be materially different from the results or performance anticipated or implied by such forward-looking statements. Given these uncertainties, stockholders are cautioned not to place undue reliance on forward-looking statements. Except as specified in SEC regulations, the Company has no duty to publicly release information that updates the forward-looking statements contained in this Information Statement. An investment in the Company involves numerous risks and uncertainties, including those described elsewhere in this Information Statement. Additional risks will be disclosed from time-to-time in future SEC filings.

Summary Term Sheet of the Proposed Corporate Action

•	Hotel Outsource Management International, Inc. is a holding company for several subsidiaries including HOMI Industries Ltd.
•
HOMI shall transfer all of the intellectual property rights it holds, all of the outstanding stock of its subsidiaries (excluding HOMI Industries) and all other assets of HOMI and its subsidiaries to HOMI Industries.

•	In consideration for these assets, HOMI Industries shall assume all of the liabilities of HOMI as of December 31, 2013, except for an IRS claim which HOMI is in the process of resolving.
•
Daniel Cohen, an officer, director and shareholder of HOMI, and Moise Laurent Elkrief, , the beneficial owner of the HOMI shares held by the majority shareholder of HOMI, shall acquire all of the issued and outstanding stock of HOMI Industries for $1.00

•	By acquiring all of the issued and outstanding shares of HOMI Industries’, Messrs. Cohen and Elkrief shall be acquiring all of the assets and liabilities of HOMI. (See “Actions to Be Taken”)
•	Once this corporate action is complete, HOMI shall not have any assets or liabilities (except for the IRS claim).
•
HOMI has received an independent valuation of the company which states that HOMI, taking into consideration its debts and cash flow, has a negative value.  (See “Actions to Be Taken – Independent Valuation”)

VOTE REQUIRED TO APPROVE CORPORATE ACTIONS

As of the Record Date, there were 2,949,484 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote. For the approval of the Transaction, the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote at the Record Date, or 1,504,237 shares, was required for approval.

CONSENTING STOCKHOLDERS

On March 20, 2014, the Board unanimously adopted resolutions approving the disposition of the assets and debts of HOMI and its subsidiaries to Daniel Cohen and Moise Laurent Elkrief, and recommending that stockholders approve such corporate actions. In connection with the adoption of these resolutions, the Board elected to seek the written consent of the holders of a majority of the Company’s issued and outstanding Common Stock in order to reduce the costs and implement the proposals in a timely manner.

On April 1, 2014, the following Consenting Stockholders, who collectively own 2,606,319 shares of the Company’s issued and outstanding Common Stock (approximately 88.37%), consented in writing to the proposed Transaction:

Tomwood Ltd.(1)	1,758,135 shares, representing approximately 59.6%
Daniel Cohen	330,562 shares, representing approximately 11.2%
Avraham Bahry	169,546 shares, representing approximately 19.7%
GTL Investment Ltd.	116,973 shares, representing approximately 13.6%
Starboard Enterprises	80,676 shares, representing approximately 9.4%

Jacob Ronnel	50,102 shares, representing approximately 5.8%
Ariel Almog	41,705 shares, representing approximately 4.8%
Talia Chacham	35,717 shares, representing approximately 4.1%
Guy Bahry	22,903 shares, representing approximately 2.7%

Following this consent, the Non-Interested Consenting Stockholders, representing a total of 517,622 shares or 60.1% of the outstanding HOMI common stock excluding those shares held by Tomwood Ltd. and Mr. Cohen, again consented to the Transaction.

(1) The HOMI shares held by Tomwood Ltd. are beneficially owned by Mr. Moise Laurent Elkrief.

Under Section 14(c) of the Exchange Act, the Transaction cannot become effective until the expiration of the 20-day period following the filing and mailing of the Definitive 14C Information Statement.

The Company is not seeking written consent from any of our other stockholders, and stockholders other than the Consenting Stockholders will not be given an opportunity to vote with respect to the Corporate Actions.

WE ARE NOT ASKING YOU FOR A PROXY OR A CONSENT
AND YOU ARE REQUESTED NOT TO
SEND US A PROXY OR A CONSENT

This date of this Information Statement is July ___, 2014.

ACTIONS TO BE TAKEN

Transferring the assets of HOMI and its subsidiaries, along with the debts of HOMI and its subsidiaries, to Daniel Cohen and Moise Laurent Elkrief

General

Our Board has unanimously approved a proposal to transfer the assets of HOMI and its subsidiaries to Mr. Cohen and Mr. Elkrief in exchange for their assumption of the debts of HOMI and its subsidiaries.  The Board determined that HOMI’s current business model is unsustainable and intends to look for other business opportunities.  No state or federal regulatory approval is required in connection with this corporate action.  HOMI’s board of directors has not yet determined what it plans to do with HOMI once this asset transfer is completed.

Pursuant to an agreement by and between HOMI, HOMI Industries Ltd, Mr. Cohen and Mr. Elkrief, HOMI shall transfer all of its assets and the assets of its subsidiaries other than HOMI Industries to HOMI Industries, and in consideration, HOMI Industries shall assume all of the liabilities of HOMI and its subsidiaries, excluding an IRS claim which HOMI is currently responding to.  Mr. Cohen and Mr. Elkrief shall then acquire all of the shares of HOMI Industries for $1.00.  As a result, Mr. Cohen and Mr. Elkrief shall have acquired all of the assets and all of the liabilities of HOMI and its subsidiaries.

Independent Valuation

In order to determine the value of HOMI, the Company retained an independent consultant, A. Heifetz & Co.  A. Heifetz & Co. is an Israeli investment, economic and financial consulting firm which specializes in valuations, economic studies, capital raising, financial management, project financing, feasibility studies, business plans, representation of investors and strategic and economic consulting for mergers and acquisitions.  It has performed valuations on over 3,300 companies since the company’s founding in 1988.  A Heifetz & Co. performed a valuation for HOMI several years ago.  There has been no material relationship during the past two years nor is there a relationship mutually understood to be contemplated,  between A Heifetz & Co. and the Company or its affiliates.

When retaining A Heifetz & Co. to determine the valuation of HOMI, HOMI outlined the terms of the transaction, including the proposed consideration, to A Heifetz & Co. at an early stage of the negotiations. A. Heifetz & Co. determined that HOMI had a negative value and considered it fair for the operations of HOMI to be sold in return for an injection of emergency loan funding of $300,000 to HOMI Industries, and payment of $1.00.  Instead of an emergency loan of $300,000, the purchases injected emergency funding of $500,000.  Thus, the consideration that the purchasers agreed to pay was actually substantially higher the consideration which the expert had held to be reasonable. In other words, even if the consideration being paid to the subject company had been substantially lower, it would still meet the fairness criteria as held by the expert.

In determining the valuation of HOMI, A Heifetz & Co. reviewed the company’s financial statements, with a focus on  sales and expenses and our trend of decreasing sales, in addition to its current cash flow.  The financial information provided to A. Heifetz & Co. was limited to the financial statements filed with the U.S. Securities and Exchange Commission in our annual and quarterly filings.   The consultant also took into consideration the company’s operating history, and the trading price of its shares.  The consultant determined that HOMI will achieve a positive valuation only if it sells over 2,000 minibars in direct sales each year starting from 2016 and thereafter, or if it can reduce the selling, marketing, general and administrative costs by 35% (approximately $500,000), but expressed doubt that it would meet those goals, and stated that even it HOMI did meet those goals, because of its debt, the company would still have a negative net value

According to the report prepared by A. Heifetz & Co., HOMI has a negative valuation.  This determination was based on several factors including the fact that HOMI has negative cash flow and is required to fund its operations from external sources; HOMI’s cash flow is insufficient to pay existing financial liabilities; and HOMI’s auditors, Barzily & Co., stated in its report that it had doubts about HOMI continuing as a going concern.

The consultant determined that HOMI has a negative net value of $3,200,000.

The Company paid A. Heifetz & Co. a fee of NIS 18,000 (approximately $5,200).

A Heifetz & Co. has consented to the use of its opinion in this filing.

Effects of the Asset Transfer and Debt Assumption

As of December 31, 2013, HOMI and its subsidiaries had collective debts of approximately $4,100,000.  This debt is divided as follows:  (i) there is debt of Hotel Outsource Management International, Inc. (the parent company) of approximately $900,000; (ii) two of the Company’s subsidiaries, HOMI Israel Ltd. and HOMI USA have collective debt of approximately $400,000. These two subsidiaries will become subsidiaries of HOMI Industries Ltd. as part of this transaction; and (iii) HOMI Industries has debt of approximately $2,800,000.  Of the $900,000 of debt of HOMI, the parent company, approximately $800,000 is owed to Daniel Cohen and Moise Laurent Elkrief, who will be acquiring the assets and liabilities of the company.

The independent appraiser retained by HOMI has concluded that HOMI's consolidated value is negative.  Upon the effectiveness of the corporate actions described in this information statement, HOMI will have no assets, with the exception of several inactive subsidiaries, and no third party liabilities except as set forth in the Agreement.  The company will then be free to search for other business opportunities.

Pro-forma financial information

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
UNAUDITED STATEMENT OF PRO FORMA BALANCE SHEETS

US Dollars in thousands

Set out below is an unaudited statement of pro forma balance sheets of HOMI Inc. ("the Company") which has been prepared for illustrative purposes only to show the effect of the transfer of all the Company's operations, trademark registrations and operations subsidiaries, as well as all of the Company debt and the debt of operations subsidiaries as if it had occurred on March 31, 2014. The statement of pro forma balance sheets has been prepared for illustrative purposes only, and because of its nature, it may not give a true reflection of the Company's financial position or results.

	As Reported As of March 31,	Pro forma Adjustments	Pro forma Results As of March 31,
	2014		2014

ASSETS

CURRENT ASSETS:

Cash and cash equivalents	144	(144)	-
Short-term bank deposits	47	(47)	-
Trade receivables (net of allowance for doubtful accounts of $ zero as of March 31, 2014)	324	(324)	-
Other accounts receivable	115	(115)	-
Inventories	266	(266)	-

TOTAL CURRENT ASSETS	896	(896)	-

PROPERTY AND EQUIPMENT, NET:

Minibars and related equipment	3,703	(3,703)	-
Other property and equipment	30	(30)	-

TOTAL PROPERTY AND EQUIPMENT	3,733	(3,733)	-

OTHER ASSETS:

Deferred expenses, net	3	(3)	-
Intangible assets	41	(41)	-

TOTAL OTHER ASSETS	44	(44)	-

TOTAL	4,673	(4,673)	-

The accompanying notes are an integral part of the unaudited statement of pro forma balance sheets

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
UNAUDITED STATEMENT OF PRO FORMA BALANCE SHEETS

US Dollars in thousands (except share data)

	As Reported As of March 31,	Pro forma Adjustments	Pro forma Results As of March 31,
	2014		2014
LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Short-term loans from related parties	600	(600)	-
Current maturities of long term loans from related parties	96	(96)	-
Current maturities of long-term loans from others	409	(409)	-
Trade payables	613	(613)	-
Accrued expenses and other current liabilities	562	(512)	50

TOTAL CURRENT LIABILITIES	2,280	(2,230)	50

LONG-TERM LIABILITIES:

Long-term loans from related parties, net of current maturities	653	(653)	-
Long-term loans from others ,net of current maturities	1,470	(1,470)	-
Accrued severance pay, net	76	(76)	-

TOTAL LONG-TERM LIABILITIES	2,199	(2,199)	-

SHAREHOLDERS' EQUITY (DEFICIT):

Share capital -
Preferred stock of $ 0.001 par value – 5,000,000 shares authorized; zero shares issued and outstanding as of March 31, 2014 .	-	-	-
Common stock of $ 0.001 par value – 200,000,000 shares authorized; 2,949,484 shares issued and outstanding as of March 31, 2014 .	3	-	3
Additional paid-in capital	13,221	-	13,221
Capital Reserve	1,414	-	1,414
Accumulated other comprehensive income	72	-	72
Accumulated deficit	(14,516)	(244)	(14,760)

TOTAL SHAREHOLDERS' EQUITY (DEFICIT)	194	(244)	(50)

TOTAL	4,673	(4,673)	-

The accompanying notes are an integral part of the unaudited statement of pro forma balance sheets

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE UNAUDITED STATEMENT OF PRO FORMA BALANCE SHEETS
US Dollars in thousands

NOTES:-	The statement of HOMI Inc. pro forma balance sheet as of March 31 2014 has been prepared on the following basis:

1.
Transfer of all the Company's operations, trademark registrations and operations subsidiaries, as well as all of the debt of the Company and the debt of the operations subsidiaries to Daniel Cohen and Moise Laurent Elkrief ("the Purchasers") .

2.	The statement of the Company pro forma balance sheet as of March 31, 2014 does not constitute audited financial statements.

DESCRIPTION OF BUSINESS

General

Hotel Outsource Management International, Inc.  is a multi-national service provider in the hospitality industry, supplying a range of services in relation to computerized minibars that are primarily intended for in-room refreshments. In addition, we manufacture and install our own proprietary computerized minibar, the HOMI ® 330 and the HOMI ® 226.

Hotel Outsource Management International, Inc. is a holding company for several subsidiaries which market, and operate computerized minibars in hotels located in the United States, Europe and Israel. Hotel Outsource Management International, Inc. and its subsidiaries may collectively be referred to as "we", "us", "our" or" HOMI."  HOMI was incorporated in Delaware on November 9, 2000 under the name Benjamin Acquisitions, Inc.

Our core activities focus primarily on manufacturing, operating, servicing and marketing computerized minibars installed in upscale hotels throughout the world.

We believe that by using the appropriate equipment, including technologically advanced computerized minibars, we are able to materially improve the performance of the minibar departments, thereby improving the hotel’s bottom line.

For some years now, the hotel industry has been focusing on outsourcing many of the functions related to its key activities, in order to increase efficiency and lower fixed costs. In periods of economic slow-down, the interest in outsourcing solution may actually increase. We offer our customers a number of solutions that are designed to meet this need, in relation to the minibar departments, ranging from consultation and supervision services, all the way to full outsource installation and operation arrangements.

We manage thousands of minibars for our customers, who are spread over four continents around the world.

We have been doing business since 1997 through various subsidiaries. The current corporate structure, in which we are a holding company for various wholly owned subsidiaries around the world, has been in place since 2001. Our common stock was listed on the Over-the-Counter Bulletin Board, or "OTC Bulletin Board" from February 2004 until February 2011.  It now trades on the OTCQB under the symbol "HOUM".

Operations

To date our activities have focused primarily on managing the minibar departments in upscale hotels. We offer our customers a number of solutions ranging from consultation and supervision services, all the way to full outsource installation and operation services. We currently implement several general types of business models, further detailed below.

Complete Outsource Solution.  This is currently the most prominent of the business models that we employ. Many hotels do not want to pay upfront for their minibars, and many do not want to allocate resources to operate the minibars either.

Accordingly, we manufacture our own minibars, or purchase other manufacturers’ new minibars, and install them at the hotel’s premises, at no immediate cost to the hotel. In the case of computerized minibars, the installation also includes software designed to interface between the minibars and the customer’s existing management software, so that various actions relating to usage of the minibars such as, consumption of products from the minibars, and the locking/unlocking of the minibars, can be logged or controlled by the customer and by us. We then manage and operate the minibar department for the customer. We also supply full maintenance services for the minibars. We carry the operating expenses of the minibar department, and net revenues (after rebates and other discounts, if any) from the minibar department are shared, with us receiving the majority of the revenue and the hotel retaining the balance of the revenues. Generally, we offer incentives to the hotel so that the customer’s relative share increases as the net revenue per minibar rises.

In this model, the initial term of our agreement with the hotel is several years, and the customer typically has an option to extend the agreement and/or to purchase the turnkey system from us at one or more points in time during the term of the agreement. Our objective is to provide our services to the customer for the full term of the agreement, but this business model remains profitable even if the customer decides, at any stage, to exercise its option to purchase the system from us.

We offer this kind of model for the HOMI® 330 and the HOMI ® 226, but have made some adjustments, so that the agreements are typically for a shorter period, and the division of revenues is often based on a threshold, where HOMI is guaranteed all revenue up to the threshold, and anything above the threshold is divided between HOMI and the hotel at a fixed rate, with the majority going to HOMI.

We believe that this type of model offers the customer many advantages in relation to its minibar department, including the following:

●	No capital expenditure on the minibars

●	A new revenue stream, if no minibars were previously installed and operational

●	No labor expenses and no operating costs

●	No purchase of goods and no inventory management

●	Added service to guests, thereby improving the customer’s competitive edge

●	No downside: hotel is minimizing its risks, both financial and other

●	Added flexibility, via the customer’s option to purchase the system

●	Outsourcing allows the hotel to focus on major revenue sources

●	Quality of service: we specialize in the field

●	Increased control and management, extensive reporting

●	No maintenance by customer

●	Periodic technical and technological upgrades

Management & Operation of Installed Base

For customers who already have an installed, operational minibar system, we provide partial maintenance services, and full operation and management services. Essentially, the services which we provide in this case are the same as in the Outsource Solution for Leased Base model.

New Business Model

In 2009 we introduced a new business model, pursuant to which we  sell to third parties minibars scheduled to be installed at specific hotels with which we have outsourcing agreements.   The minibars, once installed and operational, remain in place at the hotel and we operate and maintain these minibars in accordance with our outsource operation agreement; the only difference is that title to the minibars now rests with the third party. The agreements with the third parties are to be in effect for most of the useful lives of the minibars.

According to this business model, we continue to invoice each hotel for the full amount of the net revenues from its outsource operation (“Net Revenues”).  From this amount, we deduct operational payments (cost of goods, labor, $0.06 (in dollars) per minibar maintenance, 8% management fee) (“Operational Payments”). As long as Net Revenues exceeds Operational Payments ("Operating Cash Flow"), such Operating Cash Flow shall be divided between us and the third party in accordance with the terms of the agreement.

In other cases, instead of selling the minibars to a third party, we receive a loan from a third party in an amount equivalent to our turnkey installed cost price,$450 - $500 per HOMI® 330 and HOMI ® 226   minibar to be installed at a specific hotel(s) with which we have an outsourcing agreement.   The loan repayment schedule and interest payments are made according to a calculation of the operational results of the minibars.

Other

The models discussed above are the primary types of arrangement that we offer our customers, but we approach each case with a certain amount of flexibility, which enables us to adjust a particular model so that it is tailor-made for the customer, but is still in line with the principles outlined above. Also, each model may be sub-divided into arrangements whereby we receive a fixed service charge, or a fixed percentage of gross revenues, instead of net revenues, and other similar adjustments. The models also vary depending on the nature of the customer: upscale hotel, airport hotel or other hotel; and whether the minibars are computerized or manual. Sometimes, the existence of specific union rules in certain territories also require us to be flexible and adapt an arrangement so that it is workable for the customer, while still enabling us to manage and/or operate the minibar department in a way which is designed to be profitable for us, as well as for the customer. We may also be prepared to lease / rent minibars to customers, or enter into a revenue share agreements, and /or other financing arrangements, where circumstances so require. This may be applicable to the HOMI® 330, the HOMI ® 226

Competition

We have over a decade of hands-on experience in providing services to the hotel industry. Whether we are consulting to a hotel, or managing the entire minibar department, we focus on hands-on, expert and dedicated management, on-site supervision, and disciplined implementation of specialized procedures which we have developed, in order to achieve our goals and improve the department’s performance.

Many of our competitors have experience in revenue-sharing business models, while others provide systems that are supposed to improve the efficiency of a hotel’s minibar department.

Our hands-on management strategy, combined with on-site supervision, allows us to assume responsibility for the following matters, thereby enabling our customers to concentrate their efforts in other areas:

●	Implementation of our exclusive operating procedures

●	Procurement of the consumables that are offered in the minibars

●	Management of inventory control and monitoring of expiry dates of consumables

●	Implementation of procedures to handle and reduce rebates

●	Periodic reconciliation of accounts

●	Training of minibar attendants and front office employees

●	Maintenance and support

Our objective is to enable our customers to increase the net revenues that are generated by their minibar departments, including by the following means:

●	Taking active involvement in the selection and pricing of consumables

●	Implementing innovative and attractive product mixes for different room categories

●	Producing attractive, creative and novel menus

●	Improving minibar visibility

●	Proposing and implementing effective promotional activities

●	Reducing rebates & manual emptying of minibars by guests

●	In-depth and real-time data logging and reporting, thereby creating extensive sales statistics and enabling effective data-mining, designed to adapt the system to improve performance

A large number of hotels still manage and operate their minibar departments in-house, and the concept of outsourcing this to a company that specializes in this kind of activity is still relatively new. In some cases, there is a general lack of awareness on the part of the hotel, either of the existence of the kind of services which we offer, or of the advantages that can be gained by making use of them. Our marketing activities have been directed at increasing awareness and painting a full picture for the hotels, so that they can make an educated decision, based on the relative pros and cons. We believe that our services can be of substantial benefit to our customers, but outsourcing of this type of services still accounts for a relatively small segment of the hotel industry market.

In addition, there are also other companies which offer some or all of the services which we offer. Presently, our main competitors are Minibar Systems, Bartech Systems International, Inc. and Domestic Holding AB which offer outsourcing or revenue sharing programs at prices that are competitive with ours. Other companies, such as Club Minibar, offer outsourcing programs utilizing manual minibars. In respect of the financing aspects of the solutions we offer to our clients, we are also in competition with certain manufacturers of the minibars themselves.

Whether in the regions in which we are currently active, or in territories into which we will expand our activities in the future, the arrival of other companies offering similar services may force down our profit margins if we are to remain competitive.

Customers and Markets

We currently market and provide our products and services primarily to upscale and luxury hotels.

As of December 31, 2013, we provided operation and/or management services to the minibar departments of 42 hotels, most of which are affiliated with prominent international hotel chains such as Hilton, Sheraton, Hyatt and others.

There seems to be a direct correlation between a hotel's occupancy level and average room rate and the quantity of purchases made by guests from a hotel's minibars. As a result, in the majority of our current projects, where our revenues are based on the net revenues of the minibar departments which we operate and/or manage, our revenues are dependent on hotel occupancy levels and average room rate. Decreases in hotel occupancy levels and its average room rate could result in corresponding decreases in our revenues.

Governmental Regulation

In accordance with regulations related to the sale of alcoholic beverages in various countries in which we provide our services, there are instances where we operate under a hotel's license to sell alcohol. In such cases, although we do not incur costs of meeting regulatory compliance, we cannot guarantee a hotel's compliance with applicable regulations. Failure of a hotel to comply with these regulations could result in our inability to sell alcoholic beverages in the minibars being operated and/or managed by us, which would probably result in a decrease in our revenues.

Intellectual Property

We own the trademark “HOMI” in respect of products and services which we supply. In numerous countries around the world, we have registered, and/or are in the process of registering, this trademark in our name. In 2006, we filed for patent protection with regard to certain features of the HOMI® 336 and the HOMI® 330 and this patent has been registered and issued in the United States and Europe and an application is pending in Taiwan. In 2008, a further patent application was filed in the U.S., with regard to certain additional features of our products, and this application is pending. In 2009, a further patent application was filed in the U.S., with regard to certain additional features of our New Range of Products, and this application is pending. We hold no other registered patents, trademarks, service marks or other registered intellectual property relating to our operations.

Employees

As of June 30, 2014, HOMI and its subsidiaries had 48 full time employees.

Corporate Structure

We have a fully owned United States subsidiary, HOMI USA, Inc. (“HOMI USA”), formerly known as Hotel Outsource Services, Inc., through which we conduct business in the United States.

Outside the United States, we carry on our business activities through regional subsidiaries, each of which is responsible for one or more territories in which we market and/or provide our services. These subsidiaries receive management services from us, and some of them also have staff of their own, retained either as employees or under management agreements or service agreements.

Our operating subsidiaries can, as of June 30, 2014, be summarized as follows:
HOMI USA, Inc. (“ HOMI USA ”)
HOMI Israel Ltd. (“HOMI Israel”)
HOMI Industries Ltd. (“HOMI Industries”)
HOMI UK Limited.
HOMI Canada, Inc.
HOMI Florida LLC

All of our subsidiaries are currently wholly owned by us, directly or indirectly.

DESCRIPTION OF PROPERTY

Our operations are based primarily at hotels in which we conduct our outsource operations. Most of these hotels allow us to utilize office space free of charge. We also make use of a small amount of office space in Tel Aviv, San Francisco, Geneva and New York.

Our facilities are as follows:

●
Our corporate headquarters are located at 80 Wall Street, Suite 815, New York, New York, in the offices of Schonfeld & Weinstein, L.L.P., at no additional cost to us. Schonfeld & Weinstein, L.L.P. serves as our US Counsel and also owns shares in our company.

●
HOMI Israel’s corporate headquarters are currently located at 20 Galgalei HaPladah Street, 2nd Floor, Herzliya Pituach 4672220, Israel, with a monthly rent of approximately $2,900.  This office is leased from an unaffiliated third party.

●
HOMI USA has its corporate headquarters at 1 Embarcadero Center, Suite 500, San Francisco, California 94111. The monthly rent is $500. Most of HOMI USA’s operations are conducted from the office we utilize at the Hyatt Regency San Francisco, which is one of our customers.

●	In connection with our European operations, we also lease an office in Geneva, Switzerland, for a monthly rent of approximately $1,600 (approximately CHF1,535 ).

The office space provided us by the hotels in which we operate are also usually used to store goods to be placed in the minibars and spare parts for the minibars. Generally, we do not keep a significant number of minibars in stock. Instead, we order them on an as needed basis. Typically, they are then shipped directly from the manufacturer to the customer. As we enter into additional outsource agreements with customers, we will expect to receive office space within the premises of these customers, from which we will conduct our operations.

LEGAL PROCEEDINGS

As of the date hereof, we are not a party to any pending legal proceedings. To the best of our knowledge, no governmental authority is contemplating the initiation of any legal proceedings against us.

ITEM 7: MANAGEMENTS DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following discussion and analysis provides information that we believe is relevant to an assessment and understanding of our results of operations and financial condition for the year ended December 31, 2013. The following discussion should be read in conjunction with the financial statements for the year ended December 31, 2013.

Forward-Looking Statements

This annual report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our or out industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Our financial statements are stated in United States Dollars (US$) and are prepared in accordance with accounting principles generally accepted in the United States of America. In this annual report, unless otherwise specified, all dollar amounts are expressed in United States Dollars.

As used in this annual report, the terms "we", "us", "our", and "HOMI" mean Hotel Outsource Management International, Inc. and its subsidiaries, unless otherwise indicated.

Critical Accounting Policies

In connection with the issuance of Securities and Exchange Commission FR-60, the following disclosure is provided to supplement the Company’s accounting policies in regard to significant areas of judgment. Management of the Company is required to make certain estimates and assumptions during the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. These estimates and assumptions impact the reported amount of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the consolidated financial statements. These estimates also impact the reported amount of net earnings during any period. Actual results could differ from those estimates. Because of the size of the financial statement elements to which they relate, some of our accounting policies and estimates have a more significant impact on our financial statements than others.

Revenue recognition, Accounts Receivable and Allowance for Doubtful Accounts

Revenues from minibars operation and product sales derived from outsource activity under the exclusive long-term revenue sharing agreements with hotels, net of the hotel’s portion, and revenues from disposal of minibars are recognized in accordance with Staff Accounting Bulletin No. 101 "Revenue Recognition in Financial Statements" ("SAB No. 101") and SAB No. 104 when delivery has occurred, persuasive evidence of an arrangement exists, the vendor’s fee is fixed or determinable and collectibles is probable.

Sales of minibars that are classified as refinancing arrangements are shown as a long-term loan to be repaid in accordance with terms of the agreement as required in FAS 13 "Accounting for Leases".

Our payment terms are normally net 15 days from invoicing. We evaluate our allowance for doubtful accounts on a regular basis through periodic reviews of the collectability of the receivables in light of historical experience, adverse situations that may affect our customers’ ability to repay, and prevailing economic conditions. This evaluation is inherently subjective, as it requires estimates that are susceptible to significant revision as more information becomes available. We perform ongoing credit evaluations of our customers and generally do not require collateral because (1) we believe we have certain collection measures in-place to limit the potential for significant losses, and (2) because of the nature of customers comprising our customer base. Accounts receivable are determined to be past due based on how recently payments have been received and bad debts are charged in the form of an allowance account in the period the receivables are deemed uncollectible. Receivables are written off when we abandon our collection efforts. To date, we have not experienced any material losses. An allowance for doubtful accounts is provided with respect to those amounts that we have determined to be doubtful of collection. No allowance was deemed necessary as of December 31, 2012 and 2011.

Long-Lived Assets

We assess the recoverability of the carrying value of long-lived assets periodically. If circumstances suggest that long-lived assets may be impaired, and a review indicates that the carrying value will not be recoverable, as determined based on the projected undiscounted future cash flow, the carrying value is reduced to its estimated fair value. The determination of cash flow is based upon assumptions and forecasts that may not occur. As of December 31, 2012 the Company’s balance sheet includes $ 3,879,000 of fixed assets, net. The Company has completed its impairment test for 2012 and has concluded that no impairment write-off is necessary.

Financial statements in US dollars:

The majority of the Company's sales are in U.S. dollars or in dollar linked currencies. In addition, the majority of the Company's financing is received in U.S. dollars. Accordingly, the Company has determined the U.S. dollar as the currency of its primary economic environment and thus, its functional and reporting currency. Non-dollar transactions and balances have been remeasured into U.S. dollars in accordance with Statement of Financial Accounting Standard No. 52 "Foreign Currency Translation" ("SFAS No. 52"). All transaction gains and losses from the remeasurement of monetary balance sheet items denominated in non-dollar currencies are reflected in the statements of operations as financial income or expenses, as appropriate.

The financial statements of foreign subsidiaries, whose functional currency is not the U.S. dollar, have been translated into US dollars. All balance sheet accounts have been translated using the exchange rates in effect at the balance sheet date. Statements of operations amounts have been translated using the average exchange rate for the period. The resulting translation adjustments are not included in determining net loss but are reported in a separate component of accumulated other comprehensive income (loss) in shareholders’ equity.

Overview

Hotel Outsource Management International, Inc. is a multi-national service provider in the hospitality industry, supplying a range of services in relation to computerized minibars that are primarily intended for in-room refreshments. In addition, we manufacture and install our own proprietary computerized minibar, the HOMI® 330 and the HOMI® 226, which are both designed and manufactured by HOMI.  In 2012, we discontinued the HOMI® 336.

HOMI is a holding company for several subsidiaries which market and operate computerized minibars in hotels located in the United States, Europe, and Israel. HOMI was incorporated in Delaware on November 9, 2000 under the name Benjamin Acquisitions, Inc.

Our core activities focus primarily on manufacturing, operating, servicing and marketing computerized minibars installed in upscale hotels throughout the world.

We believe that by using the appropriate equipment, including technologically advanced computerized minibars, we are able to materially improve the performance of the minibar departments, thereby improving the hotel’s bottom line.

For some years now, the hotel industry has been focusing on outsourcing many of the functions related to its key activities, in order to increase efficiency and lower fixed costs. In periods of economic slow-down, the interest in outsourcing solution may actually increase. We offer our customers a number of solutions that are designed to meet this need, in relation to the minibar departments, ranging from consultation and supervision services, all the way to full outsource installation and operation arrangements.

Whether we are consulting to the hotel, or managing the entire minibar department, we focus on hands-on, expert and dedicated management, on-site supervision, and disciplined implementation of specialized procedures which we have developed, in order to achieve our goals and improve the department’s performance. Using these methods, we already manage many thousands of minibars for our customers, who are spread over four continents around the world.

We have been doing business since 1997 through various subsidiaries. The current corporate structure, in which we are a holding Company for various subsidiaries around the world, has been in place since 2001. Our common stock was listed on the Over-the-Counter Bulletin Board, or "OTC Bulletin Board" from February 2004 to February 2011 under the symbol "HOUM.OB."  It is currently listed on the OTCQB under the symbol HOUM.PK.

Costs and Expenses

Costs and expenses incurred in our outsource operations are generally as follows, but can vary depending on the circumstances and the nature and terms of specific agreements with customers:

(1)	The purchase of the minibars system to be installed in hotels; this capital expense is charged to property and equipment and depreciated over a period of ten years;

(2)
The purchase of the consumables to be placed in the minibars; we purchase these products from various vendors; sometimes the customer will purchase the alcoholic beverages to be placed in the minibars and we reimburse the customer for such purchases;

(3)	Labor costs of the minibar attendants;

(4)	General and Administrative, and marketing expenses;

(5)	Maintenance of the minibar systems;

(6)	Finance expenses.

RESULTS OF OPERATIONS FOR HOMI
YEAR ENDED DECEMBER 31, 2013 COMPARED TO YEAR ENDED DECEMBER 31, 2012.

Revenues

For the years ended December 31, 2012 and 2013, HOMI had revenues of $ 3,315,000 and $ 3,338,000, respectively, an increase of $23,000 or 0.7%. These revenues come mainly from the sale of products in the minibars. According to our agreements with hotels in which we conduct our outsource programs, the hotels, which collect the revenues generated from our minibars, deduct their portion of the revenues before distributing the remainder to us.

For the year ended December 31, 2013, our three largest customers accounted for 23.1% of our total revenues, as compared to 26.3 % in 2012.

As of December 31, 2013 and 2012, HOMI, through its operating subsidiaries had outsource operation programs to provide and operate minibars as follows:

Location	Percentage of Revenues
	2012	2013

United States of America	30.7%	20.2%
ROW	10.6%	10.1%
Israel	58.7%	69.7%
Totals	100%	100%

Gross Profit

Gross profit decreased from $541,000 to $540,000, a decrease of $1,000 or by 0. 2% for the years ended December 31, 2012 and 2013, respectively.

As a percentage of revenues, gross profit for the years mentioned above was 16.3 % and 16.2 % for the years ended December 31, 2012 and 2013, respectively.

Cost of Revenues

Cost of Revenues, before consideration of depreciation expense, for the years ended December 31, 2012 and 2013 were $2,187,000 and $2,270,000 respectively, an increase of $83,000 or 3.8%. As a percentage of gross revenues, costs of revenues, before consideration of depreciation expense, increased, from 66.0 % in 2011 to 68.0% in 2013. This increase in cost of revenues is mainly due to the current economic situation which does not allow us to increase the prices of the products offered in the minibars, although there was an increase in the purchase price of such products

 Depreciation expense for the years ended December 31, 2012 and 2013 was $587,000 and $528,000, respectively, a decrease of $59,000, or 10.0%.  A quantity of our old minibars installed has already reached the end of their depreciation period.

Operating Expenses

General and administrative expenses increased from $1,279,000 to $1,392,000, an increase of $113,000, or 8.8% for the years ended December 2012 and 2013. As a percentage of revenues, general and administrative expenses increase from 38.6% to 41.7% .  This increase in expenses is mainly due to a slight increase in administrative expenses.

Selling and Marketing expenses increased from $273,000 to $387,000 an increase $114,000, or 41.8%,

Research and Development

During 2006, HOMI commenced its own research and development program aimed at the development of a new range of products. The  HOMI® 336, a novel, computerized minibar system designed to increase the accuracy of automatic billing, was the first of the new range of products, the research and development of which, was completed in 2007. The HOMI ® 336 was discontinued and replaced by the HOMI® 330 in 2009. The research and development of an additional product, the HOMI® 226 Minibar, was completed in 2012.  In 2013 we incurred additional expenses to improve the production and functionality of the minibars. Total research and development expenses for the year ended December 31, 2012 were $137,000 and $75,000 for the year ended December 31, 2013.

Financial Income (Expenses)

For the year ended December 31, 2012 we had $218,000 of financial expenses, and in the year ended December 31, 2013, we had $222,000 in expenses, an increase of $4,000. These amounts include interest expense (net) of approximately $270,000 and $169,000, respectively. The remaining amounts are due primarily to currency rates change on US$ dominated intercompany balances.

Other Income (Expenses)

For the year ended December 31, 2012 we had other expenses of $167,000, and for the year ended December 31, 2013, we had other expenses of $189,000. Out of the other expenses incurred in 2013, $ 154,000 was a result of the dismantling and disposal of old minibars from two hotels in the US in which we discontinued operations. In addition, $30,000 represents a loss incurred from a contract termination with Best Bar.

Benefit Reduction from Loan

For the year ended December 31, 2013 we had benefit reduction from loan expenses in the amount of $ 56,000.  On June 29, 2012, a loan in the amount of $2,000,000, with a conversion at a price of $ 0.06,was converted by Tomwood Ltd., the holder of the loan, into shares of HOMI common stock at a rate of $.0181 per share for a total of  110,497,238 shares.  As a result of the conversion, Tomwood now holds approximately 55% of our issued share capital.  The value of the costed benefit component of this transaction in the amount of approximately $ 1,296,000 was charged to capital and offset against benefit reduction expenses.

Net Income (Loss)

As a result of the above, we finished 2013 with a net loss of $1,781,000 compared to a net loss of $ 2,890,000 in 2012.

Liquidity and Capital Resources

Since our inception, we have been dependent on investment capital as our primary source of liquidity. We had an accumulated deficit at December 31, 2012 of $12,350,000 and $14,131,000 as of December 31, 2013. During the year ended December 31, 2012, we incurred a net loss of $2,890,000. During the year ended December 31, 2013, we incurred a net loss of $1,781,000.

Investing and operating activities have historically been funded through our financing activities, which provided cash of approximately $1,002,000 in 2013.  In 2013 HOMI used $761,000 for operating activities and $ 355,000 for investing.

On December 31, 2013 HOMI had long term debt of $ 2,815,000 including $ 546,000 in current maturities.

In March and June, 2005, HOMI and the subsidiary in the U.S. received from Horizon Challenges Investment Company Ltd. (“Horizon”) loans in the total amount of $ 1.1 million, which Horizon undertook to provide to the Company (“the Financing”), pursuant to a Financing Agreement, dated as of March 1, 2005, as amended on May 17, 2005. The loans bore interest at the rate of 11.67% and were to be repaid in monthly installments for nine years. The loans were secured by a lien on all minibars in respect of which the loan was received, and a security interest and assignment of a portion of HOMI and its subsidiaries’ monthly revenues from those minibars, in the amount required to pay each month’s repayments on all outstanding loans, principal plus interest. Total liabilities for the years ended December 31, 2013 and 2012 amounted to approximately $ 129,000 and   $ 257, 000,respectively.  These loans have since been paid in full as of May 28, 2014, with all liens and security interests canceled.

(2)
HOMI Industries entered into loans as detailed below.
As security and collateral for repayment of the loans, HOMI Industries encumbered in lender's favor the computerized minibar system, including HOMI® computerized minibars, a central unit and a license to HOMI® software, which HOMI’s affiliate installed at the  hotels and operates for the hotels under an outsource operation agreement which HOMI’s affiliate signed with the hotel.

Date of the loan	Lender	Amount	Hotel	Location	No. of Minibars Encumbered
October 25, 2009	Moise and Sonia Elkrief	$93,000	Leonardo Ramat Hachayal	Tel Aviv, Israel	166

October 25, 2009	Moise and Sonia Elkrief	$99,000	Strand	New York, USA	177

February 18, 2010	Oded Yeoshoua Amir Schechtman Ilan Bahry	$140,000	Wyndham	New York, USA	280

June 14, 2010	Oded Yeoshoua Amir Schechtman Ilan Bahry	NIS 672,000 ($174,000 when received)	Royal Beach	Eilat, Israel	363

October 26, 2011	Oded Yeoshoua Amir Schechtman Ilan Bahry	$108,000	Herods	Jerusalem, Israel	270

May 31, 2012	GPF S.A	$55,000	Breshit	Mitzpe Ramon, Israel	110

July 12, 2012	Troy Creative Solutions LTD	$99,000	Dan Accadia	Hertzeliya, Israel	210

December 24, 2012	Sparta Technical Solutions Ltd.	$67,000	Comfort Inn Chicago Hotel	Chicago, USA	130

December 24, 2012	Sparta Technical Solutions Ltd.	$166,000	Dan	Eilat, Israel	375

January 10, 2013	Troy Creative Solutions LTD	$109,000	Waldorf	Jerusalem, Israel	230

March 3, 2013	Uri Avraham Amir Schechtman Ilan bahry	$109,000	Royal Beach	Tel Aviv, Israel	230

April 9, 2013	Francisec Kobri Amir Schechtman Evyatar Hacohen Ilan Bahry	$133,000	Dan	Tel Aviv, Israel	280

April 14, 2013	Or Saada Amir Schechtman Ilan Bahry	$165,000	Sheraton	Tel Aviv, Israel	313

May 22, 2013	Izak Asif Consulting & Management LTD Amir Schechtman Ilan bahry	$71,000	Cramim	Jerusalem, Israel	150

June 6, 2013	Alon Morduch Assigned from Bahry Business & Finance (1994) LTD. Signed September 1,2012. Ilan Bahry	$201,000	Hilton Olympia	London, UK	401

July 1, 2013	Hotel Outsource Investment LTD	$128,000	Mela	New York, USA	231

August 7, 2013	Hotel Outsource Investment LTD	$45,000	Indigo	Ramat Gan, Israel	91

August 21, 2013	Troy Creative Solutions LTD	$35,000	Dan	Jerusalem, Israel	77

August 21, 2013	Troy Creative Solutions LTD	$30,000	Adiv	Tel Aviv, Israel	66

September 20, 2013	Antonio Perez	€ 35,000 ($48,000 when received)	Mama Shelter	Bordeaux, France	97

Subsequent Events

On February 5, 2014, Hotel Outsource Management International, Inc. (“HOMI”) and its subsidiary – HOMI Industries Ltd (“Industries”) entered into a new loan agreement with Daniel Cohen, who is a director of Industries and a shareholder and director of HOMI, as well as its President. Pursuant to this loan agreement, Mr. Cohen agreed to loan to HOMI the sum of $300,000, bearing 8% annual interest. Some of the funds were wired to HOMI in January 2014 and the balance will be wired during February 2014. The principal and all accrued interest shall be repaid in a single payment, on or before July 14, 2014.

On February 5, 2014, HOMI and Industries entered into a new loan agreement with Moise Laurent Elkrief. Pursuant to this loan agreement, Mr. Elkrief agreed to loan to HOMI the sum of $200,000, bearing 8% annual interest. Some of the funds were wired to HOMI in January 2014 and the balance will be wired during February 2014. The principal and all accrued interest shall be repaid in a single payment, on or before July 14, 2014. Mr Elkrief is the beneficial owner of a majority of HOMI’s issued and outstanding shares.

On March 25, 2014, Hotel Outsource Management International, Inc. (“HOMI”) entered into an agreement (the “Agreement”) with HOMI Industries Ltd. (“Industries”), Daniel Cohen (“Cohen”) and Moise Laurent Elkrief (“Ekrief”). Cohen is the President, a Director and a shareholder of HOMI. Elkrief is the beneficial owner of the HOMI shares which are held in the name of Tomwood Limited, which is the majority shareholder of HOMI.

The Agreement had been approved by HOMI’s Board on March 20, 2014. The effectiveness of this Agreement is contingent upon receipt of the approval by the holders of a majority of HOMI’s issued and outstanding shares that are not held by Cohen or Tomwood.

Pursuant to the Agreement, all of HOMI’s debt, in an amount of approximately $900,000, will be assigned from HOMI to Industries, and there will be a restructuring of HOMI’s subsidiaries such that all of its operations subsidiaries, namely, Industries, HOMI Israel Ltd., HOMI UK Limited, HOMI USA, Inc., HOMI Canada Inc. and HOMI Florida, LLC, will be wholly owned subsidiaries of Industries. Upon such assignment and restructuring, the total amount of debt in Industries and such subsidiaries will be approximately $4,100,000. Cohen and Elkrief will then acquire Industries, including all of such debt and all of such subsidiaries and all of their debt, in consideration for the payment of $1 (one US dollar). Cohen and Elkrief have also agreed to indemnify HOMI in respect of certain liabilities.
HOMI’s Board of Directors is now considering other possible business opportunities.

Off Balance Sheet Arrangements

HOMI has no significant off balance sheet arrangements.

Inflation

We do not believe that inflation has had a significant impact on our consolidated results of operations or financial condition.

International Tax Implications

Taxable income of Israeli companies is subject to tax at the rate of 25% in 2012 and thereafter.  HOMI’s United States subsidiary is subject to a 15% -35% corporate tax rate. Subsidiaries in Europe are subject to 35% - 45% corporate tax rate.

As of December 31, 2013 HOMI Inc. had approximately $   714,000 net operating loss carryforwards

As of December 31, 2013 HOMI Israel Ltd., a subsidiary in Israel, had approximately $1,834,000 net operating loss carry forwards. The loss carryforwards in Israel have no expiration date.

As of December 31, 2013 HOMI Industries Ltd., a subsidiary in Israel, had approximately $2,206,000net operating loss carry forwards. The loss carryforwards in Israel have no expiration date.

As of December 31, 2013, HOMI USA had approximately $ 3,198,000 net operating loss carryforwards. Utilization of US net operating losses may be subject to substantial annual limitation due to the “change in ownership” provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitations may result in the expiration of net operating losses before utilization.

As of December 31, 2013 the subsidiary in the United Kingdom had net operating loss carry forwards of $866,000.

As of December 31, 2013 the subsidiary in Europe (HOMI Europe Sarl) had net operating loss carry forwards of $ 1,288,000.

RESULTS OF OPERATIONS - THREE MONTHS ENDED MARCH 31, 2014 COMPARED TO MARCH 31, 2013.

REVENUES

For the three months ended March 31, 2014 and 2013, HOMI had revenues of $642,000 and $982,000, respectively, a decrease of $340,000 or 34.6%. These revenues arise primarily from the sale of refreshments in the minibars, as well as the direct sale of HOMI minibars. The decrease is mainly due to a decrease in the quantity of minibars operated, as agreements with some hotels in the United States reached the end of their terms and due to substantial sales of minibars last year that did not occur this period.

For the three months ended March 31, 2014, our three largest customers accounted for approximately 25.80 % of our total revenues. During the same period of 2013, our three largest customers collectively accounted for 25.01 % of our total revenues.

GROSS PROFIT

Gross profit, before consideration of depreciation expense, decreased from $ 336,000 for the three months ended March 31, 2013 to $ 215,000, for the three months ended March 31, 2014.  Gross profit margin, before consideration of depreciation expense, decreased from 34.2 % to 33.5%.

Gross profit, after consideration of depreciation expense, decreased from $ 180,000 for the three months ended March 31, 2013 to $ 101,000, for the three months ended March 31, 2014.  Gross profit margin decreased from 18.3 % to 15.7%.

The decrease is mainly due to a decrease in the quantity of minibars operated, as agreements with some hotels in the United States reached the end of their terms and due to substantial sales of minibars last year that did not occur this period.

COSTS OF REVENUES

Cost of Revenues, before consideration of depreciation expense, for the three months ended March 31, 2013 and 2014 were $ 646,000 and $427,000, respectively, a decrease of $ 219,000 or 33.9%. The decrease is mainly due to a decrease in the quantity of minibars operated, as agreements with some hotels in the United States reached the end of their terms and due to substantial sales of minibars last year.

Depreciation expense for the three months ended March 31, 2013 and 2014 approximated $ 156,000 and $114,000, respectively, a decrease of $42,000. As a percentage of revenues, depreciation expense increased from 15.9 % to 17.8%. See the same clarification as above.

OPERATING EXPENSES

RESEARCH AND DEVELOPMENT

During 2006, HOMI commenced its own research and development program aimed at the development of a new range of products. The  HOMI® 336, a novel, computerized minibar system designed to increase the accuracy of automatic billing, was the first of the new range of products, the research and development of which, was completed in 2007. The HOMI ® 336 was discontinued and replaced by the HOMI® 330 in 2009. The research and development of an additional product, the HOMI® 226 Minibar, was completed in 2012.Production of HOMI® 226 began in 2012.Total research and development expenses for the three months ended March 31, 2013 were $15,000, and $ 11,000 for the three months ended March 31, 2014.

GENERAL AND ADMINISTRATIVE

General and Administrative expenses increased from $  323,000  for the three months ended March 31, 2013 to $ 375,000 for the three months ended March 31, 2014, or by  16.1%. As a percentage of revenues, general and administrative expenses increased from 32.9 % to 58.4%.

Selling and Marketing expenses decreased from $ 68,000 for the three months ended March 31, 2013 to $ 41,000 for the three months ended March 31, 2014, or by 41.1%.

FINANCIAL INCOME (EXPENSES)

For the three months ended March 31, 2013 we had financial expenses (net) of $ 107,000 and for the three months ending March 31, 2014, we had financial expenses (net) of $ 59,000.

OTHER INCOME (EXPENSES)

For the three months ended March 31, 2013 and 2014 we had other expenses, net, of $74,000 and $0, respectively.

NET INCOME (LOSS)

As a result of the above, for the three months ended March 31, 2013 and 2014 we had a net loss of $412,000 and $ 385,000, respectively.

LIQUIDITY AND CAPITAL RESOURCES

Since our inception, we have been dependent on investment capital as our primary source of liquidity. We had an accumulated deficit at March 31, 2014 of $ 14,516,000. During the three months ended March 31, 2014, we had net loss of $ 385,000.

Our financing activities resulted in cash of approximately $ 491,000 during the three months ended March 31, 2014.  During the three months ended March 31, 2014, we used cash in the amount of $221,000.

As of March 31, 2014, we had long term liabilities of approximately $ 2,199,000 which are comprised, mainly, of loans.

As of March 31, 2014, the Company had $191,000 in cash, including short term deposits

In order to implement the Company's basic business plan for the installation of additional minibars, the Company will need additional funds from shareholders or others.  The Company's preferred method is its new business model, pursuant to which we obtain a loan from a third party in order to finance the purchase and installation of minibars at a specific hotel with which we have an outsourcing agreement. The minibars, once installed and operational, remain in place at the hotel, and we operate and maintain these minibars in accordance with our outsourcing agreement. A sum equal to a portion of our revenues from the outsourcing agreement is paid to the third party each month, towards repayment of the loan, usually for the duration of the outsourcing agreement, and a minimum of 8-9 years.

The continuation of the company as a going concern is dependent upon implementation of management's plans as well as raising additional funds from shareholders or others. These measures will provide sufficient cash for the ongoing operations of the Company for the next twelve months.

CHANGES AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None

Principal Stockholders

The following table sets forth certain information known to HOMI with respect to beneficial ownership of HOMI common stock as of June 30, 2014, the number and percentage of outstanding shares of common stock beneficially owned by each person who beneficially owns:

●	More than 5% of the outstanding shares of our common stock;
●	Each of our officers and directors;
●	All of our officers and directors as a group.

Except as otherwise noted, the persons named in this table, based upon information provided by these persons, have sole voting and investment power with respect to all shares of common stock owned by them

Names and Address of Beneficial Owner	Number of Common Shares Beneficially Owned	% Beneficially Owned (1)

Daniel Cohen 10 Iris Street, PO Box 4591 Caesarea, Israel 30889	330,562	11.2%

Jacob Ronnel 21 Hasvoraim Street Tel Aviv, Israel	50,102	1.7%

Ariel Almog (2) 224 Maypoint Drive, San Raphael, CA	41,705	1.4%

Avraham Bahry 1 Gan Hashikmin Street Ganei-Yehuda-Savion, Israel	169,546	5.7%

Kalman Huber 17, Levy Eshkol st. Tel Aviv, Israel	0	0

Tomwood Ltd. Vanterpool Plaza Wickhams Cay 1 Road Town Tortola, BVI XOVG111O	1,758,135	59.6%

All officers and directors as a group (5 people) (1)(2)	550,210	18.7%

(1)  Based on total of 2,949,484 shares outstanding as of June 30, 2014.

(2)  Mr. Almog resigned from his positions with HOMI effective November 2013.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office
100 F Street, N.E.
Room 1580
Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the actions listed above, pursuant to and in accordance with Rule 14c-2 of the Exchange Act.  Please carefully read this Information Statement.

Dated:     July___, 2014

Daniel Cohen
Hotel Outsource Management International, Inc.
80 Wall Street, Suite 815
New York, New York 10005

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AS OF

March 31, 2012

UNAUDITED

INDEX

PART I - FINANCIAL INFORMATION	PAGE

Item 1 – CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Balance Sheets -
March 31, 2012 and December 31, 2011	F-2-F-3

Statements of Operations -
Three months ended March 31, 2012 and 2011	F-4

Statements of Cash Flows -
Three months ended March 31, 2012 and 2011	F-5-F-6

Notes to Financial Statements	F-7-F-10

- - - - - - - - - - - - - - - - -

F-1

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

US Dollars in thousands

	As of March 31,	As of December 31,
	2012	2011
	Unaudited	Audited
ASSETS

CURRENT ASSETS:

Cash and cash equivalents	101	291
Short-term bank deposits	55	54
Trade receivables (net of allowance for doubtful accounts of $ zero as of March 31, 2012 and December 31,2011)	605	436
Other accounts receivable	269	240
Inventories	380	355

TOTAL CURRENT ASSETS	1,410	1,376

PROPERTY AND EQUIPMENT, NET:

Minibars and related equipment	4,138	3,964
Other property and equipment	18	13

TOTAL PROPERTY AND EQUIPMENT	4,156	3,977

OTHER ASSETS:

Deferred expenses, net	16	17
Intangible assets	46	47

TOTAL OTHER ASSETS	62	64

TOTAL	5,628	5,417

The accompanying notes are an integral part of the consolidated financial statements.

F-2

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

US Dollars in thousands (except share data)

	As of March 31,	As of December 31,
	2012	2011
LIABILITIES AND SHAREHOLDERS' EQUITY	Unaudited	Audited

CURRENT LIABILITIES:

Current maturities of long term loans from related parties	152	133
Current maturities of long-term loans from others	229	228
Trade payables	803	555
Accrued expenses and other current liabilities	447	389

TOTAL CURRENT LIABILITIES	1,631	1,305

LONG-TERM LIABILITIES:

Long-term loans from related parties, net of current maturities	832	557
Long-term loans from others ,net of current maturities	2,289	2,341
Accrued severance pay, net	44	38

TOTAL LONG-TERM LIABILITIES	3,165	2,936

SHAREHOLDERS' EQUITY:

Share capital -
Preferred stock of $ 0.001 par value – 5,000,000 shares authorized; zero shares issued and outstanding as of March 31, 2012 and December 31, 2011;	-	-
Common stock of $ 0.001 par value – 205,000,000 shares authorized; 89,453,364 shares issued and outstanding as of March 31, 2012 and as of December 31, 2011;	89	89
Additional paid-in capital	10,185	10,185
Accumulated other comprehensive income	335	362
Accumulated deficit	(9,777)	(9,460)

TOTAL SHAREHOLDERS' EQUITY	832	1,176

TOTAL	5,628	5,417

The accompanying notes are an integral part of the consolidated financial statements.

F-3

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

US Dollars in thousands (except share and per share data)

	For the Three Months Ended March 31,
	2012	2011
	Unaudited

Revenues	858	710

Cost of revenues:

Depreciation	(145)	(166)

Other	(530)	(420)

Gross profit	183	124

Operating expenses:

Research and development	(34)	(26)

Selling and marketing	(62)	(94)

General and administrative	(309)	(363)

Operating loss	(222)	(359)

Financing expenses and foreign currency translation, net	(84)	(86)

Other income(expenses), net	(11)	3

Net loss	(317)	(442)

Basic and diluted net loss per share	(0.0035)	(0.0049)

Number of shares used in computing basic and diluted net loss per share	89,453,364	89,453,364

The accompanying notes are an integral part of the consolidated financial statements.

F-4

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
 CONSOLIDATED STATEMENTS OF CASH FLOWS
US Dollars in thousands

	For the Three Months Ended March 31,
	2012	2011
	Unaudited
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	(317)	(442)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	150	177
Increase in accrued severance pay, net	6	2
Interest and linkage differences in regard to shareholders and subsidiaries	8	(13)
Changes in assets and liabilities:
Increase in inventories	(24)	(37)
Decrease (Increase) in trade receivables	(167)	31
Increase (Decrease) in related parties	28	(3)
Increase in other accounts receivable	(55)	(5)
Increase (Decrease) in trade payables	(44)	87
Increase (Decrease) in accounts payable and accrued expenses	33	(26)

Net cash used in operating activities	(382)	(229)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of property and equipment	26	16
Purchases and production of property and equipment	(37)	(211)
Short-term bank deposits, net	(1)	3

Net cash used in investing activities	(12)	(192)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from related parties	275	-
Payments of long- term loans to related parties	(16)	(19)
Payments of long-term loans to others	(51)	(88)
Proceeds from others	-	500

Net cash provided by financing activities	208	393

Effect of exchange rate changes on cash and cash equivalents	(4)	15
Decrease in cash and cash equivalents	(190)	(13)
Cash and cash equivalents at the beginning of the period	291	708
Cash and cash equivalents at the end of the period	101	695

The accompanying notes are an integral part of the consolidated financial statements.

F-5

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
US Dollars in thousands

Appendix A -
Supplemental disclosure of non-cash investing and financing activities and cash flow information:	For the Three Months Ended March 31,
	2012	2011
	Unaudited
Non-cash investing and financing activities:

Acquisition of property and equipment on short-term credit	442	34

Receivables in regard to property and equipment	140	261

Cash paid during the period for interest	77	73

The accompanying notes are an integral part of the consolidated financial statements.

F-6

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 1:-     NATURE OF OPERATIONS

a.
Hotel Outsource Management International, Inc. ("HOMI") was incorporated in Delaware on November 9, 2000. HOMI and its subsidiaries are engaged in the distribution, marketing and operation of computerized minibars in hotels located in the United States, Europe, Israel and Canada.

Hereinafter, HOMI and its subsidiaries will be referred to as the "Company".

The Company has been doing business since 1997 through various subsidiaries. The current corporate structure, in which it is holding company for various wholly owned subsidiaries around the world, has been in place since 2001. The Company common stock was listed on the Over-the-Counter Bulletin Board, or "OTC Bulletin Board" from February 2004 until February 2011.  It now trades on the OTCQB under the symbol "HOUM.PK."

b.
During 2006, the Company commenced its own research and development program aimed at the development of a new range of products. The HOMI® 336 (the "System"), a novel, computerized minibar system designed to increase the accuracy of the automatic billing and reduce the cost of operating the minibars. Further, the HOMI® 330 system, a smaller version of the HOMI® 336, is currently in production.

During the current period, the company started in research and development of an additional product, HOMI® 226.

c.
Commencing 2009, HOMI has begun to implement a new business model. Under the new business model, the Company sells or receives loans against HOMI minibars, installed or to be installed in various hotels. Under this model, HOMI shall continue to manage and operate these minibars in return for a management fee and profit sharing arrangements.

d.	As of March 31, 2012, the Company had $156 in cash, including short term deposits.

The Company continues to incur losses ($317 in the three months ended March 31, 2012) and also has a deficit in working capital of $ 221 for this period.

In order to implement the Company's basic business plan for completion of the installation of additional minibars, the Company will need additional funds.

The Company's preferred method is the new business model, described in item c. above.

The continuation of the company as a going concern is dependent upon implementation of management's plans as well as raising additional funds from shareholders or others, see c above.  The financial statements do not include any adjustments regarding asset and liability valuations and their restatement that would likely be required in the event that the company would not be able to continue its operations as a "going concern."

F-7

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 2:-     SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

a.	Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles for interim financial information and with Rule 8-03 of Regulation S-X.  Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America. In the opinion of management, all adjustments (consisting of normal and recurring adjustments) necessary for a fair presentation have been included. Operating results for the three months ended March 31, 2012 are not necessarily indicative of the results that may be expected for the year ended December 31, 2012. The accompanying interim consolidated financial statements and the notes thereto should be read in conjunction with the Company's audited consolidated financial statements as of and for the year ended December 31, 2011 included in the Company's Form 10-K filed March 30, 2012.

b.	Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The reported amounts of revenues and expenses during the reporting period may be affected by the estimates and assumptions management is required to make.  Estimates that are critical to the accompanying consolidated financial statements relate principally to depreciation and recoverability of long lived assets.  The markets for the Company’s products are characterized by intense price competition, rapid technological development, evolving standards and short product life cycles; all of which could impact the future realization of its assets. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the period that they are determined to be necessary.  It is at least reasonably possible that management’s estimates could change in the near term with respect to these matters.

c.	Financial statements in U.S. dollars

The majority of the Company's sales are in U.S. dollars or in dollar linked currencies. In addition, the majority of the Company's financing is received in U.S. dollars. Accordingly, the Company has determined the U.S. dollar as the currency of its primary economic environment and thus, its functional and reporting currency. Non-dollar transactions and balances have been remeasured into US dollars. All transaction gains and losses from the re-measurement of monetary balance sheet items denominated in non-dollar currencies are reflected in the statements of operations as financial income or expenses, as appropriate.

The financial statements of foreign subsidiaries, whose functional currency is not the U.S. dollar, have been translated into U.S. dollars. All balance sheet accounts have been translated using the exchange rates in effect at the balance sheet date. Statements of operations amounts have been translated using the average exchange rate for the period. The translation differences are attributed to the capital reserve from translation differences.

F-8

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 2:-     SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION (cont.)

d.	Concentrations of Credit Risk and Fair Value of Financial Instruments

The financial instruments of the Company consist mainly of cash and cash equivalents, short-term bank deposits, trade receivables, other accounts receivable, short-term bank credit, trade payables, other accounts payable and notes payable to shareholders and others.

In view of their short term nature, the fair value of the financial instruments included in working capital of the Company is usually identical, or close, to their carrying values. The fair values of long-term notes payable also approximates their carrying values, since such notes bear interest at rates that management believes is approximately the same as prevailing market rates.

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents, and trade receivables. The majority of the Company's cash and cash equivalents are invested in interest bearing U.S. dollar and U.S. dollar-linked instruments or in NIS and Euro interest bearing deposits with major Israeli, U.S. and European banks. Such deposits in the United States may be in excess of insured limits and are not insured in other jurisdictions. Management believes that the financial institutions that hold the Company's investments are financially sound, and accordingly, minimal credit risk exists with respect to these investments.

e.	Exchange rates

Exchange and linkage differences are charged or credited to operations as incurred.

Exchange rates and the Consumer Price Index ("CPI") in Israel:

	March 31,	December 31,
	2012	2011
New Israeli Shekel (NIS)	$0.269	$0.262
Euro (EU)	$1.333	$1.292
Australian Dollar (AU$)	$1.039	$1.015
Pound Sterling (GBP)	$1.599	$1.542
Consumer Price Index ("CPI"):	120.38	120.38

	Three Months Ended March 31,
Increase in Rate of Exchange:	2012	2011
NIS	2.86%	1.77%
EU	3.17%	6.50%
AU$	2.36%	1.57%
GBP	3.70%	3.94%
Consumer Price Index ("CPI"):	0.0%	0.90%

F-9

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 3:-     FIXED ASSETS

Number of minibars

The consolidated financial statements include the accounts of HOMI and its active subsidiaries listed below, which are fully owned by HOMI:

		Number of Minibars Operated
Subsidiary Name	Area	31.03.2012	31.03.2011
HOMI Industries Ltd. (1)	Israel
HOMI Israel Ltd. (3), (4)	Israel	4,390	3,510
HOMI USA, Inc. and HOMI Canada, Inc. (3), (4)	U.S.A. and Canada	3,386	4,187
HOMI Europe SARL (2)	Europe	917	604
		8,693	8,301

(1)	A quantity of minibars are owned by HOMI Industries and rented to the subsidiaries.

As of March 31, 2012 the minibars are located as follows:

	HOMI U.S.A.	HOMI Israel Ltd.	Europe	Total
Number of minibars	1,244	1,388	1,499	4,131

(2)	Through subsidiaries in France and the U.K (including a branch in Spain).

(3)	Including HOMI® 232 shared operated minibars. As of March 31, 2012 located as follows:

	HOMI U.S.A.	HOMI Israel Ltd.	Europe	Total
Number of minibars	246	819	0	1,065

(4)	The Company operates 964 minibars in Israel and 72 minibars in the U.S.A. that are not owned by the Company.

NOTE 4:-     RELATED PARTY TRANSACTIONS

During the three months ended March 31, 2012 and 2011, the Company incurred various related party expenses as follows:

	Three Months Ended March 31,
Description	2012	2011
	Unaudited

Directors' Fees and Liability Insurance	9	10
Consulting and Management Fees	96	148
Financial Expenses	20	18
Benefit Reduction for loan	19	-
Total	144	176

F-10

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AS OF

June 30, 2012

UNAUDITED

INDEX

PART I - FINANCIAL INFORMATION	PAGE

Item 1 –CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Balance Sheets -
June 30, 2012 and December 31, 2011	F-2-F-3

Statements of Operations -
Six and three months ended June 30, 2012 and 2011	F-4

Statements of Cash Flows -
Six months ended June 30, 2012 and 2011	F-5-F-6

Notes to the Financial Statements	F-7-F11

- - - - - - - - - - - - - - - - -

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

US Dollars in thousands

	As of June 30,	As of December 31,
	2012	2011
	(Unaudited)	(Audited)
ASSETS

CURRENT ASSETS:

Cash and cash equivalents	140	291
Short-term bank deposits	54	54
Trade receivables (net of allowance for doubtful accounts of $ zero as of June 30, 2012 and December 31,2011)	554	436
Other accounts receivable	206	240
Inventories	352	355

TOTAL CURRENT ASSETS	1,306	1,376

PROPERTY AND EQUIPMENT, NET:

Minibars and related equipment	4,116	3,964
Other property and equipment	28	13

TOTAL PROPERTY AND EQUIPMENT	4,144	3,977

OTHER ASSETS:

Deferred expenses, net	14	17
Intangible assets	45	47

TOTAL OTHER ASSETS	59	64

TOTAL	5,509	5,417

The accompanying notes are an integral part of the consolidated financial statements.

F-2

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

US Dollars in thousands (except share data)

	As of June 30,	As of December 31,
	2012	2011
LIABILITIES AND SHAREHOLDERS' EQUITY	(Unaudited)	(Audited)

CURRENT LIABILITIES:

Current maturities of long-term loans from related parties	180	133
Current maturities of long-term loans from others	237	228
Trade payables	935	555
Accrued expenses and other current liabilities	405	389

TOTAL CURRENT LIABILITIES	1,757	1,305

LONG-TERM LIABILITIES:

Long-term loans from related parties ,net of current maturities	786	557
Long-term loans from others ,net of current maturities	466	2,341
Accrued severance pay, net	46	38

TOTAL LONG-TERM LIABILITIES	1,298	2,936

SHAREHOLDERS' EQUITY:

Share capital -
Preferred stock of $ 0.001 par value – 5,000,000 shares authorized; zero shares issued and outstanding as of June 30, 2012 and December 31, 2011;	-	-
Common stock of $ 0.001 par value – 205,000,000 shares authorized; 199,950,602 shares issued and outstanding as of June 30, 2012 and 89,453,364 as of December 31, 2011.	200	89
Additional paid-in capital	12,074	10,185
Capital reserve	1,597	300
Accumulated other comprehensive income	44	62
Accumulated deficit	(11,461)	(9,460)

TOTAL SHAREHOLDERS' EQUITY	2,454	1,176

TOTAL	5,509	5,417

The accompanying notes are an integral part of the consolidated financial statements.

F-3

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

US Dollars in thousands (except share and per share data)

	For the Three		For the Six
	Months Ended June 30,		Months Ended June 30,
	2012	2011	2012	2011
	(Unaudited)

Revenues	870	863	1,728	1,573

Costs of revenues:
Depreciation	(145)	(164)	(290)	(330)
Other	(613)	(549)	(1,143)	(969)

Gross profit	112	150	295	274

Operating expenses:

Research and development	(32)	(24)	(66)	(50)

Selling and marketing	(72)	(82)	(134)	(176)

General and administrative	(297)	(370)	(606)	(733)

Operating loss	(289)	(326)	(511)	(685)

Financing expenses and foreign currency translation, net	(98)	(97)	(182)	(183)

Benefit Reduction for Loan*	(1,296)	-	(1,296)	-

Other expenses, net	(1)	(4)	(12)	(1)

Loss before taxes on income	(1,684)	(427)	(2,001)	(869)

Provision for income taxes	-	(1)	-	(1)

Net loss	(1,684)	(428)	(2,001)	(870)

Basic and diluted net loss per share	(0.022)	(0.005)	(0.022)	(0.010)

Number of shares used in computing basic and diluted net loss per share	90,681,111	89,453,364	90,067,238	89,453,364

*See also Note 5.

The accompanying notes are an integral part of the consolidated financial statements

F-4

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

US Dollars in thousands

	For the Six Months Ended June 30,
	2012	2011
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	(2,001)	(870)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	302	346
Increase in accrued severance pay, net	8	4
Interest and linkage differences in regard to shareholders and subsidiaries	(21)	(43)
Financial expenses for the benefit component in converting a loan into shares	1,296	-
Benefit component in loans amortization	37	-
Changes in assets and liabilities:
Decrease (Increase) in inventories	4	(67)
Increase in trade receivables	(118)	(75)
Increase in related parties	33	2
Decrease (Increase) in other accounts receivable	(24)	55
Increase in trade payables	49	185
Increase (Decrease) in accounts payable and accrued expenses	(22)	51

Net cash used in operating activities	(457)	(412)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of property and equipment	60	38
Purchases and production of property and equipment	(132)	(233)
Short-term bank deposits, net	-	3

Net cash provided by (used in) investing activities	(72)	(192)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from (payments to) related parties, net	30	(28)
Proceeds from (payments of) long term loans from others, net	129	375
Proceeds from long-term loans from shareholders, net	220	-

Net cash provided by financing activities	379	347

Effect of exchange rate changes on cash and cash equivalents	(1)	30
Decrease ( Increase ) in cash and cash equivalents	(151)	(227)
Cash and cash equivalents at the beginning of the period	291	708
Cash and cash equivalents at the end of the period	140	481

The accompanying notes are an integral part of the consolidated financial statements.

F-5

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

US Dollars in thousands

Appendix A -
Supplemental disclosure of non-cash investing and financing activities and cash flow information:	For the Six Months Ended June 30,
	2012	2011
	(Unaudited)
Non-cash investing and financing activities:

Acquisition of property and equipment on short-term credit	460	87

Receivables in regard to property and equipment	51	216

Conversion of loan into shares	2,000	-

Cash paid during the year for interest	151	121

The accompanying notes are an integral part of the consolidated financial statements.

F-6

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 1:-   NATURE OF OPERATIONS AND BASIS OF PRESENTATION

a.
Hotel Outsource Management International, Inc. ("HOMI") was incorporated in Delaware on November 9, 2000. HOMI and its subsidiaries are engaged in the distribution, marketing and operation of computerized minibars in hotels located in the United States, Europe, Israel and Canada.

 Hereinafter, HOMI and its subsidiaries will be referred to as the "Company."

 The Company has been doing business since 1997 through various subsidiaries. The current corporate structure, in which it is holding company for various wholly owned subsidiaries around the world, has been in place since 2001. The Company common stock was listed on   the Over-the-Counter Bulletin Board, or "OTC Bulletin Board" from February 2004 until February 2011.  It now trades on the OTCQB under the symbol "HOUM.PK."

b.
During 2006, the Company commenced its own research and development program aimed at the development of a new range of products. The HOMI® 336 (the "System"), a novel, computerized minibar system designed to increase the accuracy of the automatic billing and reduce the cost of operating the minibars. Further, the HOMI® 330 system, a smaller version of the HOMI® 336, is currently in production.

An additional model “HOMI® 232” of Open Display, Open Access Computerized Minibars, was installed during 2010 in several Hotels.

During the current period, the company started in research and development of an additional product, HOMI® 226.

c.
Commencing 2009, HOMI has begun to implement a new business model. Under the new business model, the Company sells or receives loans against HOMI minibars, installed or to be installed in various hotels. Under this model, HOMI shall continue to manage and operate these minibars in return for a management fee and profit sharing arrangements.

d.	As of June 30, 2012, the Company had $194 in cash, including short term deposits.

The Company continues to incur losses ($2,133 in the six months ended June 30, 2012) and also has a deficit in working capital of $ 449 for this period.

In order to implement the Company's basic business plan for completion of the installation of additional minibars, the Company will need additional funds.

The Company's preferred method is the new business model, described in item c. above.

In addition, the Company signed new loan agreements with shareholders, for the amount of $300, see also Note 6.

The continuation of the company as a going concern is dependent upon implementation of management's plans as well as raising additional funds from shareholders or others.

The financial statements do not include any adjustments regarding asset and liability valuations and their restatement that would likely be required in the event that the company would not be able to continue its operations as a "going concern".

e.	See also Note 5.

F-7

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 2:-      SIGNIFICANT ACCOUNTING POLICIES

a.	Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles for interim financial information and with Rule 8-03 of Regulation S-X.  Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America. In the opinion of management, all adjustments (consisting of normal and recurring adjustments) necessary for a fair presentation have been included. Operating results for the six months ended June 30, 2012 are not necessarily indicative of the results that may be expected for the year ended December 31, 2012. The accompanying interim consolidated financial statements and the notes thereto should be read in conjunction with the Company's audited consolidated financial statements as of and for the year ended December 31, 2011 included in the Company's Form 10-K filed March 30, 2012.

b.	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The reported amounts of revenues and expenses during the reporting period may be affected by the estimates and assumptions management is required to make.  Estimates that are critical to the accompanying consolidated financial statements relate principally to depreciation and recoverability of long lived assets.  The markets for the Company’s products are characterized by intense price competition, rapid technological development, evolving standards and short product life cycles; all of which could impact the future realization of its assets. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the period that they are determined to be necessary.  It is at least reasonably possible that management’s estimates could change in the near term with respect to these matters.

c.	Financial Statements in U.S. dollars

The majority of the Company's sales are in U.S. dollars or in dollar linked currencies. In addition, the majority of the Company's financing is received in U.S. dollars. Accordingly, the Company has determined the U.S. dollar as the currency of its primary economic environment and thus, its functional and reporting currency. Non-dollar transactions and balances have been remeasured into US dollars. All transaction gains and losses from the re-measurement of monetary balance sheet items denominated in non-dollar currencies are reflected in the statements of operations as financial income or expenses, as appropriate.

The financial statements of foreign subsidiaries, whose functional currency is not the U.S. dollar, have been translated into U.S. dollars. All balance sheet accounts have been translated using the exchange rates in effect at the balance sheet date. Statements of operations amounts have been translated using the average exchange rate for the period. The translation differences are attributed to the capital reserve from translation differences.

F-8

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 2:-   SIGNIFICANT ACCOUNTING POLICIES (cont.)

d.	Concentrations of Credit Risk and Fair Value of Financial Instruments

The financial instruments of the Company consist mainly of cash and cash equivalents, short-term bank deposits, trade receivables, other accounts receivable, short-term bank credit, trade payables, other accounts payable and notes payable to shareholders and others.

In view of their short term nature, the fair value of the financial instruments included in working capital of the Company is usually identical, or close, to their carrying values. The fair values of long-term notes payable also approximates their carrying values, since such notes bear interest at rates that management believes is approximately the same as prevailing market rates.

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents, and trade receivables. The majority of the Company's cash and cash equivalents are invested in interest bearing U.S. dollar and U.S. dollar-linked instruments or in NIS and Euro interest bearing deposits with major Israeli, U.S. and European banks. Such deposits in the United States may be in excess of insured limits and are not insured in other jurisdictions. Management believes that the financial institutions that hold the Company's investments are financially sound, and accordingly, minimal credit risk exists with respect to these investments.

e.	Exchange rates

Exchange and linkage differences are charged or credited to operations as incurred.

Exchange rates and the Consumer Price Index ("CPI") in Israel:

	June 30,	December 31,
	2012	2011
New Israeli Shekel (NIS)	$0.255	$0.262
Euro (EU)	$1.257	$1.292
Australian Dollar (AU$)	$1.017	$1.015
Pound Sterling (GBP)	$1.563	$1.542
Canadian Dollar (CAN$)	$0.975	$0.979
Consumer Price Index ("CPI"):	121.88	120.38

	Six Months Ended June 30,
Increase (Decrease) in Rate of Exchange and the Consumer Price Index ("CPI") in Israel:	2012	2011
NIS	(2.67%)	3.9%
EU	(2.70%)	8.5%
AU$	0.20%	1.7%
GBP	1.36%	3.4%
CAN$	0.00%	1.1%
Consumer Price Index ("CPI"):	1.25%	1.1%

F-9

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 2:-   SIGNIFICANT ACCOUNTING POLICIES (cont.)

f.	Implementation of New Accounting Standards

In July 2010, the FASB issued an update to ASC 310, "Receivables," that requires enhanced and additional disclosures that will provide financial statement users with greater transparency about a reporting entity's allowance for credit losses and the credit quality of its financial receivables. The new and amended disclosure requirements focus on such areas as non accrual and past due financing receivables, allowance for credit losses related to financing receivables, impaired loans, credit quality information and modifications. The ASU requires an entity to disaggregate new and existing disclosures based on how it develops its allowance for credit losses and how it manages credit exposures. For public entities, the disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning on or after December 15, 2010.

In January 2011, the FASB issued an additional update to ASC 310 which temporarily delayed the effective date of the disclosures in regard to troubled debt restructuring abovementioned. Currently, that guidance is anticipated to be effective for interim and annual periods ending after June 15, 2011. The adoption of this Standard does not have an effect on the Company.

 NOTE 3:-    FIXED ASSETS

Number of minibars

The consolidated financial statements include the accounts of HOMI and its active subsidiaries listed below, which are fully owned by HOMI:

		Number of Minibars Operated
Subsidiary Name	Area	30.06.2012	30.06.2011
HOMI Industries Ltd. (1)	Israel
HOMI Israel Ltd. (1), (3)	Israel	4,347	3,710
HOMI USA, Inc. and HOMI Canada, Inc. (1), (3)	U.S.A. and Canada	3,516	4,187
HOMI Europe (1), (2), (3)	Europe	1,499	776
		9,362	8,673

(1)	A quantity of minibars are owned by HOMI Industries and rented to the subsidiaries.

As of June 30, 2012 the minibars are located as follows:

	HOMI U.S.A.	HOMI Israel Ltd.	Europe	Total
Number of minibars	1,490	2,233	1,499	5,222

(2)	Through subsidiaries in France and the U.K (including a branch in Spain).

(3)	Including HOMI® 232 shared operated minibars. As of June 30, 2012 located as follows:\

	HOMI U.S.A.	HOMI Israel Ltd.	Europe	Total
Number of minibars	246	819	0	1,065

In addition the Company operates 1,157 minibars in Israel and 72 minibars in the U.S.A. that are not owned by the Company.

F-10

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 4:-     RELATED PARTIES TRANSACTIONS

During the six months ended June 30, 2012 and 2011, the Company incurred various related parties expenses as follows:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2012	2011	2012	2011
	Unaudited		Unaudited
Directors' Fees and Liability Insurance	9	10	18	20
Consulting and Management Fees	106	146	202	294
Financial Expenses	43	18	82	36
Total	158	174	302	350

See also Note 5.

NOTE 5: -    SIGNIFICANT EVENTS DURING THE PERIOD

On October 5, 2010, HOMI Industries Ltd, which is a wholly owned subsidiary of HOMI, entered into a loan agreement with Tomwood Limited, a BVI company.  Pursuant to this agreement, HOMI Industries received $2,000.

This amount was presented as of December 31, 2011 in long-term liabilities as a loan from others.

On June 29, 2012, the loan was converted and Tomwood received an allocation of 110,497,238 Company shares in the price of $ 0.0181 dollar per share. As a result of the conversion, Tomwood now holds approximately 55% of the Company's issued share capital.

Value of the costed benefit component of this transaction in the amount of approximately $ 1,296, was charged to capital and offset against financing expenses.

Any and all liens on HOMI assets used as security for the Tomwood loan are being removed.

NOTE 6:-     EVENTS SUBSEQUENT TO BALANCE SHEET DATE

On July 12, 2012, HOMI received two new loans from shareholders amounting to $ 300, bearing 8% annual interest. Each loan is for a period of four years, including two years’ grace on the principal. Pursuant to the loan agreements, HOMI stated its intention to perform a rights offering. In the event of such rights offering, HOMI will have the right to repay all or part of the loans by issuing shares of HOMI’s common stock, to the lenders, at the same price per share as in the rights offering.

F-11

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AS OF

September 30, 2012

UNAUDITED

INDEX

PART I - FINANCIAL INFORMATION	PAGE

Item 1 – INTERIM CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Balance Sheets -
September 30, 2012 and December 31, 2011	F-2-F-3

Statements of Operations -
Nine and three months ended September 30, 2012 and 2011	F-4

Statements of Cash Flows -
Nine months ended September 30, 2012 and 2011	F-5-F-6

Notes to Financial Statements	F-7-F-12

- - - - - - - - - - - - - - - - -

F-1

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

US Dollars in thousands

	As of September 30,	As of December 31,
	2012	2011
	(Unaudited)	(Audited)
ASSETS

CURRENT ASSETS:

Cash and cash equivalents	94	291
Short-term bank deposits	54	54
Trade receivables (net of allowance for doubtful accounts of $ zero as of September 30, 2012 and December 31, 2011)	560	436
Other accounts receivable	169	240
Inventories	326	355

TOTAL CURRENT ASSETS	1,203	1,376

PROPERTY AND EQUIPMENT, NET:

Minibars and related equipment	3,975	3,964
Other property and equipment	23	13

TOTAL PROPERTY AND EQUIPMENT	3,998	3,977

OTHER ASSETS:

Deferred expenses, net	11	17
Intangible assets	45	47

TOTAL OTHER ASSETS	56	64

TOTAL	5,257	5,417

The accompanying notes are an integral part of the consolidated financial statements.

F-2

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

US Dollars in thousands (except share data)

	As of September 30,	As of December 31,
	2012	2011
LIABILITIES AND SHAREHOLDERS' EQUITY	(Unaudited)	(Audited)

CURRENT LIABILITIES:

Current maturities of loans from related parties	218	133
Current maturities of long-term loans from others	306	228
Trade payables	732	555
Accrued expenses and other current liabilities	495	389

TOTAL CURRENT LIABILITIES	1,751	1,305

LONG-TERM LIABILITIES:

Long-term loans from related parties, net of current maturities	1,035	557
Long-term loans from others, net of current maturities	431	2,341
Accrued severance pay, net	40	38

TOTAL LONG-TERM LIABILITIES	1,506	2,936

SHAREHOLDERS' EQUITY:

Share capital -
Preferred stock of $ 0.001 par value – 5,000,000 shares authorized; zero shares issued and outstanding as of September 30, 2012 and December 31, 2011;	-	-
Common stock of $ 0.001 par value – 200,000,000 shares authorized; 199,950,602 shares issued and outstanding as of September 30, 2012 and 89,453,364 as of December 31, 2011;	200	89
Additional paid-in capital	12,074	10,185
Capital Reserve	1,596	300
Accumulated other comprehensive income	12	62
Accumulated deficit	(11,882)	(9,460)

TOTAL SHAREHOLDERS' EQUITY	2,000	1,176

TOTAL	5,257	5,417

The accompanying notes are an integral part of the consolidated financial statements.

F-3

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

US Dollars in thousands (except share and per share data)

	For the Three		For the Nine
	Months Ended September 30,		Months Ended September 30,
	2012	2011	2012	2011
	(Unaudited)

Revenues	780	885	2,509	2,458

Costs of revenues:
Depreciation	(146)	(163)	(436)	(493)
Other	(504)	(599)	(1,647)	(1,568)

Gross profit	130	123	426	397

Operating expenses:

Research and development	(44)	(25)	(110)	(75)

Selling and marketing	(70)	(92)	(205)	(268)

General and administrative	(339)	(345)	(945)	(1,078)

Operating loss	(323)	(339)	(834)	(1,024)

Financing expenses and foreign currency translation, net	(9)	(149)	(191)	(332)

Other expenses, net	(89)	(1)	(101)	(2)

Benefit Reduction for Loan *	-	-	(1,296)	-

Loss before taxes on income	(421)	(489)	(2,422)	(1,358)

Provision for income taxes	-	(1)	-	(1)

Net loss	(421)	(490)	(2,422)	(1,359)

Basic and diluted net loss per share	(0.002)	(0.005)	(0.019)	(0.015)

Number of shares used in computing basic and diluted net loss per share	199,950,602	89,453,364	127,639,909	89,453,364

* See also Note 5a.

F-4

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

US Dollars in thousands

	For the Nine Months Ended September 30,
	2012	2011
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	(2,422)	(1,359)
Adjustments to reconcile net loss to net cash used in operating activities:
Capital loss	86	-
Depreciation and amortization	450	517
Increase in accrued severance pay, net	2	6
Interest and linkage differences in regard to related parties and subsidiaries	(17)	(19)
Financial expenses for the benefit component in converting a loan into shares	1,296	-
Benefit component in loans amortization	56	-
Changes in assets and liabilities:
Decrease (Increase) in inventories	30	(84)
Increase in trade receivables	(122)	(101)
Related parties, net	35	(1)
Decrease (Increase) in other accounts receivable	(10)	69
Increase (Decrease) in trade payables	(94)	184
Increase in accounts payable and accrued expenses	61	72

Net cash used in operating activities	(649)	(716)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of property and equipment	89	80
Purchases and production of property and equipment	(279)	(470)
Short-term bank deposits, net	-	5

Net cash used ininvesting activities	(190)	(385)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from (payments to) related parties, net	479	(59)
Proceeds from long term loans from others, net	164	828

Net cash provided by financing activities	643	769

Effect of exchange rate changes on cash and cash equivalents	(1)	32
Decrease in cash and cash equivalents	(197)	(300)
Cash and cash equivalents at the beginning of the period	291	709
Cash and cash equivalents at the end of the period	94	409

The accompanying notes are an integral part of the consolidated financial statements.

F-5

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

US Dollars in thousands

Appendix A -
Supplemental disclosure of non-cash investing and financing activities and cash flow information:	For the Nine Months Ended September 30,
	2012	2011
	(Unaudited)
Non-cash investing and financing activities:

Acquisition of property and equipment on short-term credit	270	52

Conversion of loan into shares	2,000	-

Receivables in regard to property and equipment	89	79

Cash paid during the period for interest	194	270

The accompanying notes are an integral part of the consolidated financial statements.

F-6

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 1:-           NATURE OF OPERATIONS AND BASIS OF PRESENTATION

a.
Hotel Outsource Management International, Inc. ("HOMI") was incorporated in Delaware on November 9, 2000. HOMI and its subsidiaries are engaged in the distribution, marketing and operation of computerized minibars in hotels located in the United States, Europe, Israel and Canada.

Hereinafter, HOMI and its subsidiaries will be referred to as the "Company."

The Company has been doing business since 1997 through various subsidiaries. The current corporate structure, in which it is holding company for various wholly owned subsidiaries around the world, has been in place since 2001. The Company common stock was listed on the Over-the-Counter Bulletin Board, or "OTC Bulletin Board" from February 2004 until February 2011.  It now trades on the OTCQB under the symbol "HOUM.PK."

b.
During 2006, the Company commenced its own research and development program aimed at the development of a new range of products. The HOMI® 336 (the "System"), a novel, computerized minibar system designed to increase the accuracy of the automatic billing and reduce the cost of operating the minibars. Further, the HOMI® 330 system, a smaller version of the HOMI® 336, is currently in production.

An additional model “HOMI® 232” of Open Display, Open Access Computerized Minibars, was installed during 2010 in several Hotels.

During the current period, the company finalized the research and development of an additional product, HOMI® 226 and started its production.

c.
Commencing 2009, HOMI has begun to implement a new business model. Under the new business model, the Company sells or receives loans against HOMI minibars, installed or to be installed in various hotels. Under this model, HOMI shall continue to manage and operate these minibars in return for a management fee and profit sharing arrangements.

d.	As of September 30, 2012, the Company had $ 148 in cash, including short term deposits.

The Company continues to incur losses ($ 2,422 in the nine months ended September 30, 2012) and also has a deficit in working capital of $ 548 for this period.

In order to implement the Company's basic business plan for completion of the installation of additional minibars, the Company will need additional funds.

The Company's preferred method is the business model, described in item c. above.

In addition, the Company signed two new loan agreements with shareholders, for the amount of $ 200, see also Note 6.

The continuation of the company as a going concern is dependent upon implementation of management's plans as well as raising additional funds from shareholders or others.

The financial statements do not include any adjustments regarding asset and liability valuations and their restatement that would likely be required in the event that the company would not be able to continue its operations as a "going concern".

e.	See also Note 5.

F-7

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 2:-           SIGNIFICANT ACCOUNTING POLICIES

a.	Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles for interim financial information and with Rule 8-03 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America. In the opinion of management, all adjustments (consisting of normal and recurring adjustments) necessary for a fair presentation have been included. Operating results for the nine months ended September 30, 2012 are not necessarily indicative of the results that may be expected for the year ended December 31, 2012. The accompanying interim consolidated financial statements and the notes thereto should be read in conjunction with the Company's audited consolidated financial statements as of and for the year ended December 31, 2011 included in the Company's Form 10-K filed March 30, 2012.

b.	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The reported amounts of revenues and expenses during the reporting period may be affected by the estimates and assumptions management is required to make.  Estimates that are critical to the accompanying consolidated financial statements relate principally to depreciation and recoverability of long lived assets.  The markets for the Company’s products are characterized by intense price competition, rapid technological development, evolving standards and short product life cycles; all of which could impact the future realization of its assets. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the period that they are determined to be necessary.  It is at least reasonably possible that management’s estimates could change in the near term with respect to these matters.

c.	Financial Statements in US dollars

The majority of the Company's sales are in U.S. dollars or in dollar linked currencies. In addition, the majority of the Company's financing is received in U.S. dollars. Accordingly, the Company has determined the U.S. dollar as the currency of its primary economic environment and thus, its functional and reporting currency. Non-dollar transactions and balances have been remeasured into US dollars. All transaction gains and losses from the re-measurement of monetary balance sheet items denominated in non-dollar currencies are reflected in the statements of operations as financial income or expenses, as appropriate.

The financial statements of foreign subsidiaries, whose functional currency is not the U.S. dollar, have been translated into U.S. dollars. All balance sheet accounts have been translated using the exchange rates in effect at the balance sheet date. Statements of operations amounts have been translated using the average exchange rate for the period. The translation differences are attributed to the capital reserve from translation differences.

F-8

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 2:-           SIGNIFICANT ACCOUNTING POLICIES (con.)

d.	Concentrations of Credit Risk and Fair Value of Financial Instruments (con.)

The financial instruments of the Company consist mainly of cash and cash equivalents, short-term bank deposits, trade receivables, other accounts receivable, short-term bank credit, trade payables, other accounts payable and notes payable to shareholders and others.

In view of their short term nature, the fair value of the financial instruments included in working capital of the Company is usually identical, or close, to their carrying values. The fair values of long-term notes payable also approximates their carrying values, since such notes bear interest at rates that management believes is approximately the same as prevailing market rates.

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents, and trade receivables. The majority of the Company's cash and cash equivalents are invested in interest bearing U.S. dollar and U.S. dollar-linked instruments or in NIS and Euro interest bearing deposits with major Israeli, U.S. and European banks. Such deposits in the United States may be in excess of insured limits and are not insured in other jurisdictions. Management believes that the financial institutions that hold the Company's investments are financially sound, and accordingly, minimal credit risk exists with respect to these investments.

e.	Exchange rates

Exchange and linkage differences are charged or credited to operations as incurred.

Exchange rates and the Consumer Price Index ("CPI") in Israel:

Exchange rates:

	September 30,	December 31,
	2012	2011
New Israeli Shekel (NIS)	$0.256	$0.262
Euro (EU)	$1.295	$1.292
Australian Dollar (AU$)	$1.045	$1.015
Pound Sterling (GBP)	$1.622	$1.542
Canadian Dollar (CAN$)	$1.021	$0.979
Consumer Price Index ("CPI")	122.93	120.38

	Nine Months Ended September 30,
Increase (Decrease) in Rate of Exchange:	2012	2011
NIS	(2.4)%	(4.6)%
EU	0.2%	1.8%
AU$	3.0%	(2.5	) %
GBP	5.2%	0.9%
CAN$	4.3%	(2.6	) %
Consumer Price Index ("CPI")	2.1%	1.1%

F-9

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 2:-           SIGNIFICANT ACCOUNTING POLICIES (con.)

f.	Implementation of new accounting Standards

In July 2010, the FASB issued an update to ASC 310, "Receivables," that requires enhanced and additional disclosures that will provide financial statement users with greater transparency about a reporting entity's allowance for credit losses and the credit quality of its financial receivables. The new and amended disclosure requirements focus on such areas as nonaccrual and past due financing receivables, allowance for credit losses related to financing receivables, impaired loans, credit quality information and modifications. The ASU requires an entity to disaggregate new and existing disclosures based on how it develops its allowance for credit losses and how it manages credit exposures. For public entities, the disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning on or after December 15, 2010.

In January 2011, the FASB issued an additional update to ASC 310 which temporarily delayed the effective date of the disclosures in regard to troubled debt restructuring abovementioned. Currently, that guidance is anticipated to be effective for interim and annual periods ending after June 15, 2011. The adoption of this Standard does not have an effect on the Company.

NOTE 3:-           FIXED ASSETS

Number of minibars

The consolidated financial statements include the accounts of HOMI and its active subsidiaries listed below, which are fully owned by HOMI:

		Number of Minibars Operated
Subsidiary Name	Area	30.09.2012	30.09.2011
HOMI Israel Ltd. (1), (3)	Israel	4,455	4,279
HOMI USA, Inc. and HOMI Canada, Inc. (1), (3)	U.S.A. and Canada	3,289	4,187
HOMI Europe (1), (2), (3)	Europe	1,499	1,499
		9,243	9,965

(1)	A quantity of minibars are owned by HOMI Industries and rented to the subsidiaries.

As of September 30, 2012 the minibars are located as follows:

	HOMI U.S.A.	HOMI Israel Ltd.	Europe	Total
Number of minibars	1,620	2,341	1,499	5,460

(2)	Through subsidiaries in France and the U.K (including a branch in Spain).

F-10

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 3:-           FIXED ASSETS (con.)

(3)	Including HOMI® 232 shared operated minibars. As of September 30, 2012 located as follows:

	HOMI U.S.A.	HOMI Israel Ltd.	Europe	Total
Number of minibars	246	708	0	954

In addition   the Company operates 1,157 minibars in Israel and 72 minibars in the U.S.A. that are not owned by the Company.

NOTE 4:-           RELATED PARTIES TRANSACTIONS

During the nine months ended September 30, 2012 and 2011, the Company incurred various related parties expenses as follows:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2012	2011	2012	2011
	Unaudited		Unaudited
Directors' Fees and Liability Insurance	9	8	27	28
Consulting and Management Fees	89	141	291	435
Financial Expenses	37	18	119	54
Total	135	167	437	517

See also Notes 5 and 6.

NOTE 5:-           SIGNIFICANT EVENTS DURING THE PERIOD

a.
On October 5, 2010, HOMI Industries Ltd, (hereinafter- HOMI Industries) which is a wholly owned subsidiary of HOMI, entered into a loan agreement with Tomwood Limited, a BVI company.  Pursuant to this agreement, HOMI Industries received $ 2,000.

This amount was presented as of December 31, 2011 in long-term liabilities as a loan from others.

On June 29, 2012, the loan was converted and Tomwood received an allocation of 110,497,238 Company shares in the price of $ 0.0181 dollar per share. As a result of the conversion, Tomwood now holds approximately 55% of the Company's issued share capital.Value of the costed benefit component of this transaction in the amount of approximately $ 1,296 was charged to capital and offset against benefit reduction expenses.

Any and all liens on HOMI assets used as security for the Tomwood loan were removed.

b.
On July 12, 2012, HOMI received two new loans from shareholders amounting to $ 300, bearing 8% annual interest. Each loan is for a period of four years, including two years’ grace on the principal. Pursuant to the loan agreements, HOMI stated its intention to perform a rights offering. In the event of such rights offering, HOMI will have the right to repay all or part of the loans by issuing shares of HOMI’s common stock, to the lenders, at the same price per share as in the rights offering.

F-11

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 5:-           SIGNIFICANT EVENTS DURING THE PERIOD (con.)

c.
On January 8, 2012 and December 15, 2011, HOMI entered into loan agreements with a related company which is a company owned by HOMI's Chairman, the related party loaned HOMI NIS 850 and NIS 1,125 respectively.  HOMI has paid interest on these loans, but not any principal.

On September 1, 2012, the related party agreed to HOMI’s request to recycle these two loan agreements as follows:

(1)
An amount of NIS 1,660 approximately ($ 412) out of the above mentioned loans ,was recycled into 3 loan agreements with HOMI Industries Ltd, pursuant to which the related party shall receive a portion of the revenue from minibar systems operated by HOMI subsidiaries in three hotels.

(2)	As a result, approximately NIS 315 ($ 78) of principal, remains outstanding and payable under the December 15, 2011 loan and in accordance with its terms.

NOTE 6:-           EVENTS SUBSEQUENT TO BALANCE SHEET DATE

a.
On October 15, 2012, HOMI received a new loan from a shareholder amounting to $ 200, bearing 8% annual interest.  The loan is for a period of four years, including two years’ grace on the principal. Pursuant to the loan agreements, HOMI stated its intention to perform a rights offering. In the event of such rights offering, HOMI will have the right to repay all or part of the loan by issuing shares of HOMI’s common stock, to the lender, at the same price per share as in the rights offering.

b.
At the Annual Meeting of Shareholders held on October 10, 2012, it was resolved to execute a one -for- hundred reverse split of all of HOMI’s shares of common stock. Accordingly, following the reverse split, the number of outstanding shares of common stock will decrease from approximately 200,000,000 to 2,000,000 par value per share $ 0.001. The corporation shall issue no fractional shares of common stock and fractional shares resulting from the reverse split will be rounded up to the nearest whole share.

F-12

CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE YEARS ENDED

DECEMBER 31, 2012 AND 2011

INDEX

Page

Report of Independent Registered Public Accounting Firm	F-2

Consolidated Balance Sheets	F-3 - F-4

Consolidated Statements of Comprehensive Loss	F-5

Consolidated Statement of Changes in Shareholders' Equity	F-6

Consolidated Statements of Cash Flows	F-7 - F-8

Notes to the Consolidated Financial Statements	F-9 - F-26

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of
Hotel Outsource Management International, Inc.:

We have audited the accompanying consolidated balance sheets of Hotel Outsource Management International, Inc. (the “Company”) as of December 31, 2012 and 2011 and the related consolidated statements of comprehensive loss, changes in shareholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2012 and 2011, and the consolidated results of its operations, changes in shareholders' equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a "going concern". As discussed in Note 1d to the financial statements, the Company has suffered recurring losses from operations and has a net working capital deficiency that raise substantial doubt about its ability to continue as "going concern". Management's plans in regard to these matters are also described in Note 1d. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/
Barzily & Co.
Jerusalem, Israel
March  21 , 2013

F-2

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
CONSOLIDATED BALANCE SHEETS
US Dollars in thousands

		December 31,
	Note	2012	2011

ASSETS

CURRENT ASSETS:

Cash and cash equivalents		195	291
Short-term bank deposits		26	54
Trade receivables (net of allowance for doubtful accounts of $ zero as of December 31, 2012 and 2011)		453	436
Other accounts receivable	3	140	240
Inventories		350	355

TOTAL CURRENT ASSETS		1,164	1,376

PROPERTY AND EQUIPMENT, NET:	4

Minibars and related equipment		3,857	3,964
Other property and equipment		22	13

		3,879	3,977

OTHER ASSETS:	5

Deferred expenses, net		10	17
Intangible assets		44	47

		54	64

TOTAL ASSETS		5,097	5,417

The accompanying notes are an integral part of the consolidated financial statements.

F-3

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
CONSOLIDATED BALANCE SHEETS
US Dollars in thousands (except share data)

		December 31,
	Note	2012	2011
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:

Current maturities of long-term loans from related parties	6	234	133
Current maturities of long-term loans from others	7	333	228
Trade payables		583	555
Accrued expenses and other current liabilities	8	601	389

TOTAL CURRENT LIABILITIES		1,751	1,305

LONG-TERM LIABILITIES:

Long-term loans from related parties, net of current maturities	6	1,435	557
Long-term loans from others, net of current maturities	7	505	2,341
Accrued severance pay, net		47	38

TOTAL LONG-TERM LIABILITIES		1,987	2,936

COMMITMENTS, CONTINGENT LIABILITIES, LIENS AND COVENANTS	9

SHAREHOLDERS' EQUITY:	10

Share capital -
Preferred stock of $ 0.001 par value – 5,000,000 shares authorized; zero shares issued and outstanding as of December 31, 2012 and 2011;		-	-
Common stock of $ 0.001 par value – 200,000,000 shares authorized; 199,950,602 shares issued and outstanding as of December 31, 2012 and 89,453,364 as of December 31, 2011.		200	89
Additional paid-in capital		12,074	10,185
Capital Reserve		1,414	300
Accumulated other comprehensive income		21	62
Accumulated deficit		(12,350)	(9,460)

TOTAL SHAREHOLDERS' EQUITY		1,359	1,176

TOTAL LIABILITIES AND SHAREHOLDERS EQUITY		5,097	5,417

The accompanying notes are an integral part of the consolidated financial statements.

F-4

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
US Dollars in thousands (except share and per share data)

		Year ended December 31,
	Note	2012	2011

Revenues	11	3,315	3,326

Cost of revenues:

Depreciation		(587)	(705)

Other		(2,187)	(2,078)

Gross profit		541	543

Operating expenses:

Research and development		(137)	(109)

Selling and marketing		(273)	(341)

General and administrative		(1,279)	(1,408)

Operating loss		(1, 148)	(1, 315)

Financial expenses and foreign currency translation, net	12	(218)	(365)

Other expenses	13	(167)	(65)

Benefit Reduction for Loans	6h,10b	(1,357)	-

Net Loss		(2,890)	(1,745)

Basic and diluted net loss per share		(0.02)	(0.02)
Weighted average number of shares used in computing basic and diluted loss per share		144,701,963	89,453,364

Other Comprehensive Loss:

Net Loss		(2,890)	(1,745)

Foreign currency translation adjustments		(41)	(1)

Comprehensive Loss		(2,931)	(1,746)

The accompanying notes are an integral part of the consolidated financial statements.

F-5

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
US Dollars in thousands (except shares data)

	Number of Shares of Common Stock	Common Stock Par Value	Additional paid-in capital	Capital reserve	Accumulated other comprehensive income	Accumulated deficit	Total
Balance as of December 31, 2010	89,453,364	89	10,185	-	63	(7,715)	2,622
Foreign currency translation adjustments	-	-	-	-	(1)	-	(1)
Loss for the year	-	-	-	-	-	(1,745)	(1,745)
Capital Reserve from transactions with Related Parties*	-	-	-	300	-	-	300

Balance as of December 31, 2011	89,453,364	89	10,185	300	62	(9,460)	1,176
Foreign currency translation adjustments	-	-	-	-	(41)	-	(41)
Loss for the year	-	-	-	-	-	(2,890)	(2,890)
Share issuing**	110,497,238	111	1,889	1,296	-	-	3,296
Capital Reserve from transactions with Related Parties*	-	-	-	(182)	-	-	(182)

Balance as of December 31, 2012	199,950,602	200	12,074	1,414	21	(12,350)	1,359

The accompanying notes are an integral part of the consolidated financial statements.

*      See Note 6d(1) and 6 h.
**      See Note 10b.

F-6

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
US Dollars in thousands

	Year ended December 31,
	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	(2,890)	(1,745)
Adjustments to reconcile net loss to net cash used in operating activities:
Capital loss	152	64
Depreciation and amortization	605	732
Increase (decrease) in accrued severance pay, net	9	(11)
Interest and linkage differences in regard to shareholders and subsidiaries	(127)	19
Benefit component	1,357	-
Changes in assets and liabilities:
Decrease (increase) in inventories	7	(56)
Decrease (increase) in trade receivables	(15)	12
Increase (decrease) in related parties	56	(13)
Decrease in other accounts receivable	3	90
Increase (decrease) in trade payables	(125)	96
Increase (decrease) in accrued expenses and other current liabilities	142	(24)

Net cash used in operating activities	(826)	(836)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases and production of property and equipment	(497)	(607)
Proceeds from sales of property and equipment	111	111
Short-term bank deposits, net	28	9

Net cash used in investing activities	(358)	(487)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from related parties, net	827	111
Proceeds from long-term loans from others, net	263	793

Net cash provided by financing activities	1,090	904

Effect of exchange rate changes on cash and cash equivalents	(2)	2
Decrease in cash and cash equivalents	(96)	(417)
Cash and cash equivalents at the beginning of the year	291	708
Cash and cash equivalents at the end of the year	195	291

The accompanying notes are an integral part of the consolidated financial statements.

F-7

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
US Dollars in thousands

Appendix A -
Supplemental disclosure of non-cash investing and financing activities and cash flow information:	Year ended December 31,
	2012	2011

Cash paid during the year for interest	219	230

Cash paid during the period for income taxes	-	2

Acquisition of property and equipment on short-term credit	153	154

Receivables in regard to property and equipment	73	168

Conversion of loan into shares	2,000	-

The accompanying notes are an integral part of the consolidated financial statements.

F-8

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
US Dollars in thousands

NOTE 1:-   GENERAL

a.
Hotel Outsource Management International, Inc. ("HOMI") was incorporated in Delaware on November 9, 2000. HOMI and its subsidiaries, as identified in Note 4d below, are engaged in thedistribution, marketing and operation of computerized minibars in hotels located in the United States, Europe, Israel and Canada.

Hereinafter, HOMI and its subsidiaries will be referred to as the "Company".

The Company has been doing business since 1997 through various subsidiaries. The current corporate structure, in which it is holding company for various wholly owned subsidiaries around the world, has been in place since 2001. The Company common stock was listed on the Over-the-Counter Bulletin Board, or "OTC Bulletin Board" from February 2004 until February 2011.  It now trades on the OTCQB under the symbol "HOUM.PK."

b.
During 2006, the Company commenced its own research and development program aimed at thedevelopment of a new range of products. The HOMI® 336 (the "System"), a novel, computerizedminibar system designed to increase the accuracy of the automatic billing and reduce the cost of operating the minibars. Further, the HOMI® 330 system, a smaller version of the HOMI® 336, is currently in production.

During 2012, the company finalized the research and development of an additional product,the HOMI® 226, and started its production and installation  in various hotels.

c.
Commencing 2009, HOMI has begun to implement a new business model. Under the new business model, the Company sells or receives loans against HOMI minibars, installed or to be installed in various hotels to third parties. HOMI shall manage and operate these minibars for anagreed upon management fee and profit sharing agreements.

d.	On December 31, 2012, the Company had $ 221 in cash, including short term deposits.

The Company continues to incur losses ($ 2,890 in 2012) and has a negative cash flow from operations amounting to approximately $ 753 in 2012.
In order to implement the Company's basic business plan for completion of the installation of additional minibars, the Company will need additional funds.

The financial statements have been prepared assuming that the Company will continue as a "going concern". The Company has suffered recurring losses from operations and has a net working capital deficiency that raise substantial doubt about its ability to continue as "going concern" .The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
The Company's preferred method is the new business model, described in item c. above.

The continuation of the company as a going concern is dependent upon implementation of management's plans as well as raising additional funds from shareholders or others.

On January 10, 2013 and on March 10,2013 HOMI entered into two loan agreements with  related companies. The related parties lent HOMI $ 46 and $ 109, respectively. See also Note 16.

F-9

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
US Dollars in thousands

NOTE 2:-   SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States ("US GAAP").

a.	Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The reported amounts of revenues and expenses during the reporting period may be affected by the estimates and assumptions management is required to make.  Estimates that are critical to the accompanying consolidated financial statements relate principally to depreciation and recoverability of long lived assets.  The markets for the Company’s products are characterized by intense price competition, rapid technological development, evolving standards and short product life cycles; all of which could impact the future realization of its assets. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the period that they are determined to be necessary.  It is at least reasonably possible that management’s estimates could change in the near term with respect to these matters.

b.	Financial statements in U.S. dollars:

The currency of the primary economic environment in which the operations of the Company are conducted is the U.S. dollar (hereinafter: "dollar"); thus, the dollar is the functional currency of the Company.

The Company's transactions and balances denominated in dollars are presented at their original amounts. Non-dollar transactions and balances have been remeasured to dollars. All transaction gains and losses from remeasurement of monetary balance sheet items denominated in non-dollar currencies are reflected in the statements of operations as financial income or expenses, as appropriate.

c.	Consolidation:

Inter-company transactions and balances, including profits from inter-company sales not yet realized outside the group, have been eliminated in consolidation.

d.	Cash and cash equivalents:

The Company considers all highly liquid investments originally purchased with maturities of three months or less at the date acquired to be cash equivalents.

e.	Short-term bank deposits:

The Company classifies bank deposits with maturities of more than three months and less than one year as short-term deposits. Short-term deposits are presented at cost, including accrued interest.

f.	Inventory:

Inventories are stated at the lower of cost or market value. Inventory write-offs are provided to cover risks arising from slow moving items. Cost is determined using the "first-in, first-out" method. Inventories are composed of the food products.

F-10

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
US Dollars in thousands

NOTE 2:-   SIGNIFICANT ACCOUNTING POLICIES   (cont.)

g.	Property and equipment:

Property and equipment are stated at cost net of accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, at the following annual rates:

%
Minibars and production equipment	10
Computers and electronic equipment	15 – 33
Office furniture and equipment	7

h.	Other assets:

1.	Intangible assets -

Intellectual properties registered in several countries worldwide are capitalized and are amortized over the life span of the asset (twenty years).

2.	Deferred expenses represent loan acquisition costs arising from the long-term loan originated in 2005 and convertible notes payable issued in 2007 and 2006.

See Note 7c (1).

i.	Impairment of long-lived assets:

The Company's long-lived assets and certain identifiable intangibles are reviewed and evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. As of December 31, 2012, management believes that all of the Company’s long-lived assets are recoverable.

j.	Revenue Recognition, Accounts Receivable and Allowance for Doubtful Accounts:

Revenues from minibars operation and product sales derived from outsource activity (minibar's content) under the exclusive long-term revenue sharing agreements with hotels, net of the hotel’s portion and/or other participation of, or payments due from the hotel, are recognized when delivery has occurred, persuasive evidence of an arrangement exists, the vendor’s fee is fixed or determinable and collectability is probable.

Revenues from rental of minibars are recognized over the lease term.

Revenues from sales of minibars are recognized in accordance with compliance with the conditions as abovementioned.

Sales of minibars that are classified as refinancing arrangements are shown as a long-term loan to be repaid.

The Company’s payment terms are normally net 15 to 30 days from invoicing. The Company evaluates its allowance for doubtful accounts on a regular basis through periodic reviews of the collectability of the receivables in light of historical experience, adverse situations that may affect its customers’ ability to repay, and prevailing economic conditions.  This evaluation is inherently subjective, as it requires estimates that are susceptible to significant revision as more information becomes available.

F-11

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
US Dollars in thousands

NOTE 2:-   SIGNIFICANT ACCOUNTING POLICIES (cont.)

j.	Revenue Recognition, Accounts Receivable and Allowance for Doubtful Accounts (cont.):

The Company performs ongoing credit evaluations of its customers and generally does not require collateral because (1) management believes it has certain collection measures in-place to limit the potential for significant losses, and (2) the nature of customers comprising the Company’s customer base. Accounts receivable are determined to be past due based on how recently payments have been received and bad debts are charged in the form of an allowance account in the period the receivables are deemed uncollectible.  Receivables are written off when the Company abandons its collection efforts.
To date, the Company has not experienced any material losses. An allowance for doubtful accounts is provided with respect to those amounts that the Company has determined to be doubtful of collection. No allowance was deemed necessary as of December 31, 2012 and 2011.

k.	Research and Development costs:

Research and Development costs are charged to the statement of operations as incurred.
Costs and acquisitions related to pre-production, production support, tools and molds are charged to property and equipment.

l.	Income taxes:

The Company accounts for income taxes using the asset and liability method whereby deferred tax assets and liability account balances are determined based on differences between financial statement carrying values of existing assets and liabilities and their respective income tax bases. Deferred tax assets (temporary differences), liabilities and losses carried forward are measured using the enacted tax rates and laws that will be in effect when the temporary differences are expected to reverse. The Company provides a valuation allowance, if necessary to reduce the amount of deferred tax assets to their estimated realizable value.

m.	Severance pay:

The Company's liability for severance pay is calculated pursuant to the local law applicable in certain countries where the Company operates.

n.	Concentrations of Credit Risk and Fair Value of Financial Instruments:

The financial instruments of the Company consist mainly of cash and cash equivalents, short-term bank deposits, trade receivables, other accounts receivable,  trade payables, other accounts payable and notes payable to shareholders and others.

In view of their short term nature, the fair value of the financial instruments included in working capital of the Company is usually identical, or close, to their carrying values. The fair values of long-term notes payable also approximates their carrying values, since such notes bear interest at rates that management believes is approximately the same as prevailing market rates.

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents, and trade receivables. The majority of the Company's cash and cash equivalents are invested in interest bearing NIS and U.S. dollar-linked instruments with major Israeli, U.S. bank.

Management believes that minimal credit risk exists with respect to these investments. Trade receivables potentially expose the company to credit risk.

F-12

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
US Dollars in thousands

NOTE 2:-   SIGNIFICANT ACCOUNTING POLICIES (cont.)

n.	Concentrations of Credit Risk and Fair Value of Financial Instruments (cont.):

The Company has no off-balance sheet concentration of credit risk, such as foreign exchange contracts or other foreign currency hedging arrangements.

The Company monitors the amount of credit it allows  each of its customers' using the customers prior payment history to determine how much credit it will aloe or whether any credit should be given at all. As a result of its monitoring of the outstanding credit allowed for each customer, as well as the fact that the majority of the Company's sales are to customers whose satisfactory credit and payment record has been established over a long period of time, the company believes that its account receivable credit risk has been reduced. However the company acknowledges that as of the date these financial statements the poor economic climate globally, has increased the chances of customers and financial institutions defaulting on their obligations.

o.	Basic and Diluted Net Income (Loss) per Share:

Basic net income (loss) per share is computed based on the weighted average number of common shares outstanding during each year. Diluted loss per share is computed based on the weighted average number of common shares outstanding during each year and include the dilutive potential common shares considered outstanding during the year.

p.	Exchange rates:

Exchange and linkage differences are charged or credited to operations as incurred.
Exchange rates and the Consumer Price Index ("CPI"):

	December 31,
	2012	2011
New Israeli Shekel (NIS)	$0.268	$0.262
Euro (EU)	$1.318	$1.292
Australian Dollar (AU$)	$1.037	$1.015
Pound Sterling (GBP)	$1.617	$1.542
Consumer Price Index ("CPI"):	122.12	120.38

	Year Ended December 31,
Change in Rate of Exchange and the Consumer Price Index ("CPI"):	2012	2011
NIS	2.3%	(7.1%)
EU	2.0%	(3.2%)
AU$	2.2%	(0.3%)
GBP	4.9%	(0.4%)
Change in subsequent ( "CPI")	1.44%	2.17%

q.	Selling and Marketing Costs:

Selling and marketing costs are charged to the statements of operations as incurred.

F-13

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
US Dollars in thousands

NOTE 2:-   SIGNIFICANT ACCOUNTING POLICIES (cont.)

r.	Implementation of new accounting Standards:

In June 2011, the FASB issued guidance on presentation of "other comprehensive income". The new guidance require companies to present the components of net income and other comprehensive income either as one continuous statement or as two consecutive statements. It eliminates the option to present components of other comprehensive income as part of  the statement of change shareholders' equity. The standard does not change the items that must be reported in other comprehensive income, how such items are measured or when they must be reclassified to net income. This standard is effective for the Company as of  January 1, 2012. Because this ASU impacts presentation only, it has no effect on the Company's financial condition, results of operation, or cashflows.

NOTE 3:-   OTHER ACCOUNTS RECEIVABLE

	December 31,
	2012	2011
Receivables in regard to property and equipment *	73	168
Prepayment and others	57	71
Government authorities	10	1
	140	240

*
In 2010 Homi Australia ceased the operating of the Minibars in Hilton Sydney, the only hotel operated in Australia, and transferred the operation and the Minibars installed to the Hilton, for up to AU$ 435 (approx. $ 396). The amount will be repaid over maximum of 50 monthly payments which will be based on the monthly performance of the hotel as detailed in the agreement. Title of the System shall immediately pass to Hilton, after those repayments, for the nominal price of one AU$.

NOTE 4:-   PROPERTY AND EQUIPMENT, NET

	December 31,
	2012	2011
Cost:
Minibars (d)	6,854	6,290
Production equipment and parts	295	411
Computers and electronic equipment	113	107
Office furniture, equipment and other	30	30
	7,292	6,838
Accumulated depreciation:
Minibars	3,292	2,737
Computers and electronic equipment	118	122
Office furniture, equipment and other	3	2
	3,413	2,861

Depreciated cost	3,879	3,977

Additional Information:
a.	Depreciation expenses amounted to $ 595 and $ 719 for the years ended December 31, 2012 and 2011, respectively.
b.	Balance includes minibars at depreciated cost of $ 139, as of December 31, 2012, identified against a loan based on a refinancing agreement, see also Note 6c.
c.	As for liens, see Note 9b.

F-14

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
US Dollars in thousands

NOTE 4:-   PROPERTY AND EQUIPMENT, NET (cont.)

d.	Number of minibars:

The consolidated financial statements include the accounts of HOMI and its active subsidiaries listed below, which are fully owned by HOMI:

		Number of Minibars Operated
Subsidiary Name	Area	31.12.2012	31.12.2011
HOMI Israel Ltd. (1),(3)	Israel	4,692	4,361
HOMI USA, Inc. and HOMI Canada, Inc. (1),(3)	U.S.A. and Canada	3,289	4,187
HOMI Europe SARL (1), (2) ,(3)	Europe	1,499	1,499
		9,480	10,047

(1)	A quantity of minibars are owned by HOMI Industries, which is a wholly owned subsidiary ("HOMI Industries") and rented to other subsidiaries.

As of December 31, 2012 the minibars are located as follows:

	HOMI U.S.A.	HOMI Israel	Europe	Total
Number of minibars	1,620	2,593	1,499	5,712

(2)	Through subsidiaries in France and the U.K (including a branch in Spain).

(3)	Including HOMI® 232 shared operated minibars. As of December 31, 2012 located as follows, see note 9f:

	HOMI U.S.A.	HOMI Israel	Europe	Total
Number of minibars	246	333	0	579

NOTE 5:-   OTHER ASSETS

	December 31,
	2012	2011
a. Intangible assets-
Intellectual property (Net of accumulated amortization of $ 11 and $ 8 of December 31, 2012 and 2011, respectively) (1)	44	47

b. Deferred expenses -
Cost	116	116
Accumulated amortization (2)	(106)	(99)
	10	17

	54	64

(1)	See Note 2h(1).
(2)	Deferred expenses in regard to loans received are amortized over the loan period of nine years (see Note 7 c (1)).

F-15

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
US Dollars in thousands

NOTE 6:-    LOANS FROM RELATED PARTIES

a.	Composed as follows:

	December 31,
	2012	2011
Long- term liability (see c-j below)	1,435	557
Current maturities of long- term liability	234	133
	1,669	690

b.	Aggregate maturities of long-term loans for years subsequent to December 31, 2012 are as follows:

Year	Amount
2013	234
2014	363
2015	578
2016	363
2017 and thereafter	131
1,669

c.
1. On July 20, 2009, HOMI Israel Ltd (“HOMI Israel”) signed a Refinancing Agreement with a related company (owned 45.45% by a related party) (the “Related Company”).  Pursuant to this agreement, HOMI Israel sold 470 HOMI® 336 used minibars installed at the Dan Panorama Hotel in Tel Aviv (The “Hotel”) to the Related Company at a price of $ 450 (in dollars) per minibar for a total of $ 211.5. It was agreed that the minibars will remain at the Hotel and HOMI Israel shall continue to operate and maintain these minibars in accordance with its existing outsource operation agreement with the Hotel. The title to the minibars now rests with the Related Company.

2.
On February 7, 2012, HOMI Industries, entered into a loan agreement with the Related Company.  Pursuant to this agreement, the Related Company agreed to loan to HOMI Industries the sum of $90. HOMI Industries agreed to encumber computerized minibar systems, including 288 computerized minibars, a central unit and a license to HOMI® software, which HOMI’s Affiliate agreed to install at the Carlton Tel-Aviv Hotel.

d.
1. On January 28, 2010, HOMI’s President loaned HOMI $ 100, at an agreed interest rate of 8% per annum. During the years 2011 and 2012, HOMI paid interest on this loan, but no principal.  According to the terms of the agreement, HOMI was to commence payment of principal at the end of the first quarter of 2012.

In December 2011, the lenders agreed to HOMI’s request to recycle this loan agreement into a new loan agreement.  This new loan is for a period of four years, including two years’ grace on the principal, and with the lender being entitled during such grace period to convert the loan into shares of HOMI’s common stock at 3 cents per share or the price per share in a rights offering if HOMI conducts a rights offering prior to full repayment of this loan.
In respect of the change in the terms of the loan, a lender benefit was created at $ 75 and expressed in Company's capital reserve.

F-16

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
US Dollars in thousands

NOTE 6:-   LOANS FROM RELATED PARTIES (cont.)

2.
On July 12, 2012, HOMI entered into an additional loan agreement with HOMI's President, pursuant to which HOMI’s President loaned HOMI the sum of $50 bearing 8% annual interest.  The loan is for a period of four years, including two years’ grace on the principal. Pursuant to the loan agreement, HOMI stated its intention to perform a rights offering. In the event of such rights offering, HOMI will have the right to repay all or part of the loan by issuing shares of HOMI’s common stock to its president at the same price per share as in the rights offering.

e.
On February 18, 2010, HOMI Industries entered into a loan agreement with a related party pursuant to which HOMI Industries received a loan of $ 140 for the installation of 280 HOMI® minibars at the Wyndham Hotel in New York, USA.

As security and collateral for repayment of the Loan, HOMI Industries encumbered in lender's favor the computerized minibar system, including 280 HOMI® computerized minibars, a central unit and a license to HOMI® software, which HOMI’s affiliate installed at said hotel and operates for the hotel under an outsource operation agreement which HOMI’s affiliate signed with the hotel.

f.
On June 14, 2010, HOMI Industries entered into a second loan agreement with the above mentioned related party, pursuant to which HOMI Industries received a loan of  NIS 671,550 (approximately $ 173 when received) for the installation of 363 HOMI® minibars at the Royal Beach Hotel in Eilat, Israel.

As security and collateral for repayment of the Loan, HOMI Industries encumbered in lender's favor the computerized minibar system, including 363 HOMI® computerized minibars, a central unit and a license to HOMI® software, which HOMI’s affiliate installed at said hotel and operates for the hotel under an outsource operation agreement which HOMI’s affiliate signed with the hotel.

g.
On October 26 2011, HOMI Industries entered into an additional loan agreement with the above mentioned related party, pursuant to which HOMI Industries received a loan of $ 108 for the installation of 270 HOMI® minibars at the Herods Hotel in Jerusalem, Israel.

As security and collateral for repayment of the Loan, HOMI Industries encumbered in lender's favor the computerized minibar system, including 270 HOMI® computerized minibars, a central unit and a license to HOMI® software, which HOMI’s affiliate installed at said hotel and operates for the hotel under an outsource operation agreement which HOMI’s affiliate signed with the hotel.

h.	On January 28, 2010, HOMI entered into a loan agreement with a related company as follows:

The related party loaned HOMI NIS 1,125,000 (approximately $ 300 when received), index linked to Israel’s Consumer Price Index and bearing interest at a rate of 6% per annum.

On December 15, 2011, the lender agreed to HOMI’s request to recycle this loan agreement into a new loan agreement.  This new loan was for a period of four years, including two years’ grace on the principal, and with the lender being entitled during such grace period to convert each loan into shares of HOMI’s common stock at 3 cents per share or the price per share in a rights offering if HOMI conducts a rights offering prior to full repayment of this loan.

In respect of the change in the terms of the loan, a lender benefit was created at $ 225 and expressed in Company's capital reserve, and offset against benefit reduction expenses over the loans return period. During the year ended December 31, 2012, benefit reduction expenses in regard to this loan and to the loan detailed in 6d(1) above amounted to $ 61.

F-17

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
US Dollars in thousands

NOTE 6:-   LOANS FROM RELATED PARTIES (cont.)

Pursuant to an additional loan agreement with the above mentioned related company dated January 8, 2012, the related company loaned HOMI NIS 850,000 (approximately $ 220 when received), index linked to Israel’s Consumer Price Index and bearing interest at a rate of 6% per annum.

On September 1, 2012, the related company agreed to HOMI’s request to recycle the loan agreements for NIS 1,125,000 and NIS 850,000, respectively, as follows:

(1)
An amount of approximately NIS 1,660,000 ($ 412) out of the above mentioned loans ,was recycled into 3 loan agreements with HOMI Industries Ltd, pursuant to which the related party shall receive a portion of the revenue from minibar systems operated by HOMI subsidiaries in three hotels as detailed below.

(2)	An amount of approximately NIS 315,000 ($ 78) of principal remains outstanding and payable under the December 15, 2011 loan, in accordance with its terms.

Of the NIS 850,000, January 8, 2012 loan, NIS 809,000 ($201) was recycled into a loan agreement with HOMI Industries Ltd, pursuant to which the lender shall receive a portion of the revenue from a minibar system operated by a HOMI subsidiary in the Hilton Olympia Hotel in London (the “Hilton Agreement”).

NIS 41,000 ($10) was recycled into a loan agreement between the lender and HOMI Industries Ltd, pursuant to which the lender shall receive a portion of the revenues generated by a minibar system operated by a HOMI subsidiary in the Leonardo Rehovot Hotel (the “Leonardo Agreement”).

Of the NIS 1,125,000 December 12, 2011 loan, NIS 178,836 ($44) was recycled under the Leonardo Agreement.

NIS 631,643 ($156.8) was recycled into a loan agreement between lender and HOMI Industries Ltd, pursuant to which lender shall receive a portion of the revenues generated by a minibar system operated by a HOMI subsidiary in the Sheraton Salobre Grand Canary Islands Hotel (the “Sheraton Agreement”).

In respect of the above mentioned loans recycling an amount of $ 182 was charged to capital.

Repayments of these loans and the loans mentioned in items e-g above, are computed on the basis of the specified minibar system’s revenues net of operational payments, allocated amongst the parties, in accordance with the terms detailed in the loan agreements.

i.
In December 2011, HOMI received three additional loans from shareholders and directors, amounting to $ 80 in total. Each   loan is for a period of four years, with quarterly repayments, including two years’ grace on the principal, and with each lender being entitled during such grace period to convert each loan into shares of HOMI’s common stock at 3 cents per share or the price per share in a rights offering if HOMI conducts a rights offering prior to full repayment of these loans.  These loans are all in US Dollars and bear 8% annual interest.

j.
On July 12, October 15, January 1, 2013, HOMI entered into three new loan agreements with the majority shareholder in HOMI. Pursuant to these loan agreements, the shareholder agreed to loan HOMI the sums of $ 250, $ 200 and $ 70, respectively, bearing 8% annual interest.

The loans are for a period of four years, including two years’ grace on the principal. Pursuant to the loans agreements, HOMI stated its intention to perform a rights offering. In the event of such rights offering, HOMI will have the right to repay all or part of the loans by issuing shares of HOMI’s common stock to the shareholder at the same price per share as in the rights offering.

The loan funds pursuant to the loan agreement that was signed on January 1, 2013, were made available to HOMI on December 24, 2012.

F-18

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
US Dollars in thousands

NOTE 7:-   LONG-TERM LOANS FROM OTHERS

a.	composed as follows:

	December 31,
	2012	2011
Long- term liability	505	2,341
Current maturities of long-term liability	333	228
	838	2,569

b.	Aggregate maturities of long-term loans for years subsequent to December 31, 2012 are as follows:

Year	Amount
2013	333
2014	176
2015	105
2016	86
2017 and thereafter	138
838

c.	Additional information:

(1)
In March and June, 2005, HOMI and the subsidiary in the U.S. received from Horizon Challenges Investment Company Ltd. (“Horizon”) loans in the total amount of $ 1.1 million, which Horizon undertook to provide to the Company (“the Financing”), pursuant to a Financing Agreement, dated as of March 1, 2005, as amended on May 17, 2005. The loans bear interest at the rate of 11.67% and are to be repaid in monthly installments for nine years. The loans are secured by a lien on all minibars in respect of which the loan was received, and a security interest and assignment of a portion of HOMI and its subsidiaries’ monthly revenues from those minibars, in the amount required to pay each month’s repayments on all outstanding loans, principal plus interest. Total liabilities for the years ended December 31, 2012 and 2011 amounted to approximately $ 257 and   $ 415, respectively.

(2)	HOMI Industries, entered into two loan agreements with Moise Laurent Elkrief and Sonia Elkrief (“Elkrief”).
The two agreements were signed on October 25, 2009. Pursuant to these agreements, Elkrief lent HOMI Industries $88.5 and $83 (the “Loans”).

F-19

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
US Dollars in thousands

NOTE 7:-   LONG-TERM LOANS FROM OTHERS (cont.)

As security and collateral for repayment of the Loans, HOMI Industries encumbered in Elkrief’s favor computerized minibar systems, including 177 and 166 HOMI® computerized minibars, central units and licenses to HOMI® software, which HOMI’s Affiliates installed in January 2010 at the Strand Hotel in New York, USA, and in the Leonardo Ramat Hahayal Hotel, in Tel Aviv, Israel, respectively and operate for the hotels under outsource operation agreements which HOMI’s Affiliates signed with the hotels.

(3)	HOMI Industries, entered into two loan agreements with Sparta Technical Solutions LTD ("Sparta").
The two agreements were signed on December 24, 2012. Pursuant to these agreements, Sparta lent HOMI Industries $ 68 and $ 166 (the “Loans”).

As security and collateral for repayment of the Loans, HOMI Industries agreed to encumber in Sparta's favor computerized minibar systems, including 130 and 375 HOMI® computerized minibars, central units and licenses to HOMI® software, which HOMI’s Affiliates installed in September 2012 at the Comfort Inn Chicago Hotel in Chicago, USA, and in December 2012 at the Dan  Hotel in Eilat, Israel, respectively, and operate for the Hotels under outsource operation agreements which HOMI’s Affiliates signed with the hotels.

(4)	On May 31, 2012, HOMI Industries entered into a loan agreement with GPF S.A ("GPF), pursuant to which GPF lent HOMI Industries $ 55 (the “Loan”).
As security and collateral for repayment of the Loan, HOMI Industries agreed to encumber in GPF’s favor the computerized minibar system, including 110 HOMI® computerized minibars, a central unit and a license to HOMI® software, which HOMI’s Affiliate installed in August 2012 at the Bereshit Hotel in Mitzpe Ramon, Israel, and operates for the hotel under an outsource operation agreements which HOMI’s Affiliate signed with the hotel.

(5)
HOMI Industries entered into two loan agreements with Troy Creative Solutions LTD ("Troy"), signed on July 30, 2012 and November 12, 2012 respectively. Pursuant to these agreements, Troy lent HOMI Industries $ 100 and $ 65 (the “Loans”).

As security and collateral for repayment of the Loans, HOMI Industries agreed to encumber in Troy's favor computerized minibar systems, including 210 and 140 HOMI® computerized minibars, central units and licenses to HOMI® software, which HOMI’s Affiliate installed in November 2012 at the Dan Accadia, Hertzlia, Israel  and plans to install in 2013 at the Dan Jerusalem Hotel, Israel, respectively and operate for the Hotels under outsource operation agreements which HOMI’s Affiliate signed with the hotels.

Repayments for the loans mentioned in items 2 - 5 above are  computed on the basis of the specified minibar systems’ revenues net of operational payments, allocated amongst the parties, in accordance with the terms detailed in the loan agreements.

(6)	On October 5, 2010, HOMI Industries, entered into a loan agreement with Tomwood Limited, a BVI company ("Tomwood"). Pursuant to this agreement, HOMI Industries received $ 2,000.
This amount was presented as of December 31, 2011 in long-term liabilities as a loan from others.
On June 29, 2012, the loan was converted and Tomwood received an allocation of 110,497,238 Company shares at the price of $ 0.0181 dollar per share. See also Note 10b.

F-20

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
US Dollars in thousands

NOTE 8:-   ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

	December 31,
	2012	2011
Employees and payroll accruals	189	150
Accrued expenses	182	145
Advances from customer	75	-
Related parties	58	5
Government authorities	52	52
Other	45	37
	601	389

NOTE 9:-   COMMITMENTS, CONTINGENT LIABILITIES, LIENS AND COVENANTS

a.	HOMI and its affiliates have contractual obligations towards hotels with regard to the operation of minibars in hotel rooms.
HOMI and its affiliates own most of these minibars. Several hotels have a contractual purchase option granted which enables them to purchase the minibars at a price which results in a profit for the Company, and the agreement with the hotel is then terminated. To date, no hotel has exercised such an option.

b.
HOMI Industries has registered fixed charges over certain of its assets, including certain minibars and the rights to receivables generated by such minibars , in favor of  third parties, as security for loans which were given to HOMI by such third parties, or to secure profit sharing payments which HOMI undertook to pay to such parties. Total liabilities secured by these fixed charges as of December 31, 2012 are in the amount of approximately $ 1,000. See also Notes 9f, 7c (2-5) and 6(e-h).

c.	Rent expenses -

The Company’s operations are based primarily at hotels where its outsource operations are conducted. Most of the hotels allow the Company to utilize office space free of charge.
In addition, the Company’s U.S. counsel (who is also a shareholder) allows the Company to use its office as their corporate headquarters at no charge. No amounts have been reflected as rent expense in the accompanying consolidated statements of operations for the value of this rent due to its insignificance

In addition, the Company rents space under various month to month arrangements for certain facilities. The Company rents office space in Herzliya, Israel, primarily for HOMI’s finance department, its technical support and as the headquarters of HOMI Israel and HOMI Industries. During the years ended December 31, 2012 and 2011, rent expenses amounted to $ 45 and $ 49, respectively.

Rent commitments:
Future minimum lease commitments under non-cancelable operating leases are as follows:

First year	34
Total	34

F-21

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
US Dollars in thousands

NOTE 9:-   COMMITMENTS, CONTINGENT LIABILITIES, LIENS AND COVENANTS (cont.)

d.
The Company received notice that the US Internal Revenue Service imposed on the Company automated late filing penalties for delay in filing a certain information schedule on foreign holdings. The Company has filed an appeal for full abatement of the penalties according to procedures of the IRS. Based on common practice and the nature of reasoning for the delay, Company advisors believe there is a good reason to believe that the abatement would be approved. Accordingly, no provision was recorded on the Company books of account.

e.
HOMI Industries subsequently entered into exclusive license agreements with HOMI Europe S.A.R.L. (for the territory of Europe), HOMI USA, Inc. (for the United States and Canada) and HOMI Israel Ltd. (for Israel). HOMI Europe (S.A.R.L.) granted a sub-license to HOMI UK Limited (for the United Kingdom, Spain and Ireland), and HOMI USA, Inc. granted a sub-license to HOMI Canada, Inc. (for Canada).  All of the aforementioned companies are subsidiaries of HOMI.

f.
During March to June, 2010, HOMI Industries and Best Bar Services Ltd. ("Best Bar"), began to implement the cooperation pursuant to the Memorandum of Understanding they entered into as of 23 September 2009 ("the MOU”), in relation to Best Bar’s Open Display, Open Access Computerized Minibars. HOMI has included the Best Bar minibar in its catalogue of minibars, represented as the “HOMI® 232” model. During 2011 HOMI installed the HOMI® 232 Minibar in 3 hotels in Israel and one hotel in the USA.

Pursuant to the MOU, the agreed price of each HOMI® 232 is $ 350, but HOMI will purchase the HOMI® 232 from Best Bar for half that price, namely, $ 175. HOMI then shares its operating profits from HOMI® 232 installations, with Best Bar (operating profits are computed as HOMI’s collection from the hotels, less cost of goods, labor and 8% of the collection as a HOMI management fee), with 60% being retained by HOMI and  40% being paid to Best Bar.

However, HOMI is not satisfied with the performance of the HOMI232 and decided to replace them with the new HOMI226 minibars.

HOMI already removed the HOMI232 minibars from 2 Hotels in Israel and replaced them with the new HOMI226.

Best Bar purchased these minibars back from HOMI Industries at a reduced price.  This transaction created a loss of $40.

HOMI Industries is planning to continue to remove the HOMI® 232 from the remaining 2 Hotels, during 2013.

NOTE 10:-     SHAREHOLDERS’ EQUITY

a.	Shareholders’ Rights:

The common shares confer upon the holders the right to receive a notice to participate and vote in the general meetings of the Company and to receive dividends, if and when declared.

Preferred share rights are yet to be determined. No preferred shares are issued and outstanding.

b.
On June 29, 2012, a loan in the amount of $2,000 received from Tomwood with a conversion at a price per share of $ 0.06 was converted and Tomwood received an allocation of 110,497,238 Company shares in the price of $ 0.0181 per share.

As a result of the conversion, Tomwood now holds approximately 55% of the Company's issued share capital.
Value of the costed benefit component of this transaction in the amount of approximately $ 1,296 was charged to capital and offset against benefit reduction expenses.

Any and all liens on HOMI assets used as security for the Tomwood loan were removed.

F-22

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
US Dollars in thousands

NOTE 10:-   SHAREHOLDERS’ EQUITY (cont.)

c.
At the Annual Meeting of Shareholders held on October 10, 2012, it was resolved to execute a one -for- hundred reverse split of all of HOMI’s shares of common stock. Accordingly, following the reverse split, the number of outstanding shares of common stock will decrease from approximately 200,000,000 to 2,000,000 par value per share $ 0.001. The corporation shall issue no fractional shares of common stock and fractional shares resulting from the reverse split will be rounded up to the nearest whole share.

On January 28, 2013 the reverse split was executed.

NOTE 11:-   CUSTOMERS AND GEOGRAPHIC INFORMATION

The Company manages its business on a basis of one reportable segment (see Note 1 for a brief description of the Company’s business).

a.	Major customers’ data as a percentage of total sales to unaffiliated customers:

	Year ended December 31,
	2012	2011

Customer A	12.4%	12.8%
Customer B	7.9%	8.5%
Customer C	6.0%	6.4%
Customer D	4.7%	5.9%
Customer E	4.1%	4.5%
Customer F	3.7%	4.4%

b.	Breakdown of Consolidated Sales to unaffiliated Customers according to Geographic Regions:

	Year ended December 31,
	2012	2011

Israel	59%	57%
USA	31%	35%
ROW	10%	8%
Total	100%	100%

c.
As of December 31, 2012, $ 2,444 of the consolidated long-lived assets were located in Israel, $ 838 in the USA and $ 597 in ROW. As of December 31, 2011, $ 2,215 of the consolidated long-lived assets were located in Israel; $ 1,119 in the USA; and $ 643 in ROW.

NOTE 12:    FINANCIAL AND FOREIGN CURRENCY TRANSLATION EXPENSES, NET

	Year ended December 31,
	2012	2011

Interest on long-term loans (1)	(270)	(393)
Linkage difference and others, net	52	28
	(218)	(365)

(1)	As for financial expenses to shareholders, see Note 15a.

F-23

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
US Dollars in thousands

NOTE 13:-   OTHER EXPENSES

	Year ended December 31,
	2012	2011
Dismantling of Minibars	(127)	(65)
Termination contract with Best Bar see Note 9f	(40)	-
	(167)	(65)

NOTE 14:-   TAXES ON INCOME

a.	Corporate tax structure:

Taxable income of Israeli companies is subject to tax at the rate of 24% in 2011 and 25% in 2012 and thereafter.
The subsidiary in the USA is subject to a 15% -35% corporate tax rate. Subsidiaries in Europe are subject to 35% - 45% corporate tax rate. The subsidiary in Australia is subject to 30% corporate tax rate.

b.
The subsidiary in the USA is subject to both federal and state tax. The federal tax is determined according to taxable income, for the first $ 50 taxable income the rate is 15%. In addition, a 8.84% California state tax is applicable.

c.	As of December 31, 2012, loss carryforwards are approximately:

$
HOMI USA Inc. *	3,467
HOMI Israel Ltd.	1,740
HOMI Industries Ltd.	3,199
HOMI Europe SARL	1,111
HOMI Inc.	320
HOMI UK LTD.	724
HOMI Australia PTY.	340
HOMI France	145
11,046

*
Utilization of U.S. net operating losses may be subject to substantial annual limitation due to the “change in ownership” provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitations may result in the expiration of net operating losses before utilization

d.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:

	December 31,
	2012	2011
Deferred Tax assets-Operating loss carryforwards	2,789	2,258
Deferred Tax Liabilities-Temporary differences in regard to expenses and property	(51)	(59)

Net deferred tax asset before valuation allowance	2,738	2,199
Valuation allowance	(2,738)	(2,199)

Net deferred tax	-	-

F-24

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
US Dollars in thousands

NOTE 14:-   TAXES ON INCOME (cont.)

As of December 31, 2012, the Company had provided valuation allowances of $ 2,738 in respect of deferred tax assets resulting from tax loss and temporary differences. Management currently believes that it is more likely than not that the deferred tax regarding the loss carryforwards and other temporary differences will not be realized in the foreseeable future. Deferred tax liability is presented in long-term liabilities. The valuation allowance increase by approximately $ 539 during the year ended December 31, 2012 and increased by approximately $ 489 during the year ended December 31, 2011.

e.	Breakdown of losses before taxes:

	Year Ended December 31,
	2012	2011
Israel	1,044	1,171
USA	1,628	379
ROW	218	195
	2,890	1,745

f.
The main items for reconciliation between the statutory tax rate of the Company and the effective tax rate are the non-recognition of tax benefits from accumulated net operating losses carry forward among the various subsidiaries worldwide due to uncertainty of the realization of such tax benefits.

NOTE 15:-   RELATED PARTY TRANSACTIONS

a.	The following transactions with related parties are included in the financial statements:

	Year ended December 31,
	2012	2011
Directors' fees	12	15
Directors' liability insurance	30	24
Consulting and management fees	378	531
Interest Expense	101	67
	521	637

b.	As for balances and loans as of December 31, 2012 and 2011 - see Note 6.
c.	As for Benefit on conversion – see Note 6h and 10b.

NOTE 16:-   EVENTS SUBSEQUENT TO BALANCE SHEET DATE

a.	On January 10, 2013, HOMI Industries Ltd, entered into a new loan agreement with a related company, owned and managed by the President of HOMI.

Pursuant to the Loan agreement, the related company agreed to loan approx. $46 to HOMI Industries. As security and collateral for repayment of the Loan, HOMI Industries will encumber in the related company's favor a computerized minibar system, including 91 HOMI® 330 computerized minibars, a central unit and a license to HOMI® software, which HOMI’s affiliate has installed at the Indigo Hotel Ramat Gan, Israel, and will operate for the hotel under an outsource operation agreement which HOMI’s affiliate signed with the hotel.

b.	On January 10, 2013, HOMI Industries Ltd, entered into a new loan agreement Troy Creative solutions.

Pursuant to the Loan agreement, the related company agreed to loan approx. $125 to HOMI Industries. As security and collateral for repayment of the Loan, HOMI Industries will encumber in the related company's favor a computerized minibar system, including 231 HOMI® 226 computerized minibars, a central unit and a license to HOMI® software, which HOMI’s affiliate has installed at the Waldorf Astoria Jerusalem, Israel, and will operate for the hotel under an outsource operation agreement which HOMI’s affiliate signed with the hotel.

F-25

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
US Dollars in thousands

NOTE 16:-   EVENTS SUBSEQUENT TO BALANCE SHEET DATE (cont.)

c.	As of March 6, 2013, HOMI Industries Ltd entered into a new loan agreement with a related party, pursuant to which Lender agreed to loan $109 to HOMI Industries.

As security and collateral for repayment of the Loan, HOMI Industries will encumber in the related party's favor a computerized minibar system, including 230 HOMI® 226 computerized minibars, a central unit and a license to HOMI® software, which HOMI’s affiliate will install at the Royal Beach  Hotel ,Tel Aviv, Israel, and will operate for the hotel under an outsource operation agreement which HOMI’s affiliate signed with the hotel.

F-26

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AS OF

March 31, 2013

UNAUDITED

INDEX

PART I - FINANCIAL INFORMATION	PAGE

Item 1 – CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Balance Sheets -
March 31, 2013 and December 31, 2012	F-2-F-3

Statements of Comprehensive Loss -
Three months ended March 31, 2013 and 2012	F-4

Statements of Cash Flows -
Three months ended March 31, 2013 and 2012	F-5-F-6

Notes to Financial Statements	F-7-F-11

- - - - - - - - - - - - - - - - -

F-1

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

US Dollars in thousands

	As of March 31,	As of December 31,
	2013	2012
	Unaudited	Audited
ASSETS

CURRENT ASSETS:

Cash and cash equivalents	160	195
Short-term bank deposits	21	26
Trade receivables (net of allowance for doubtful accounts of $ zero as of March 31, 2013 and December 31, 2012)	525	453
Other accounts receivable	155	140
Inventories	330	350

TOTAL CURRENT ASSETS	1,191	1,164

PROPERTY AND EQUIPMENT, NET:

Minibars and related equipment	3,694	3,857
Other property and equipment	25	22

TOTAL PROPERTY AND EQUIPMENT	3,719	3,879

OTHER ASSETS:

Deferred expenses, net	10	10
Intangible assets	43	44

TOTAL OTHER ASSETS	53	54

TOTAL	4,963	5,097

The accompanying notes are an integral part of the consolidated financial statements.

F-2

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

US Dollars in thousands (except share data)

	As of March 31,	As of December 31,
	2013	2012
LIABILITIES AND SHAREHOLDERS' EQUITY	Unaudited	Audited

CURRENT LIABILITIES:

Current maturities of long term loans from related parties	111	234
Current maturities of long-term loans from others	285	333
Trade payables	775	583
Accrued expenses and other current liabilities	529	601

TOTAL CURRENT LIABILITIES	1,700	1,751

LONG-TERM LIABILITIES:

Long-term loans from related parties, net of current maturities	1,714	1,435
Long-term loans from others ,net of current maturities	529	505
Accrued severance pay, net	34	47

TOTAL LONG-TERM LIABILITIES	2,277	1,987

SHAREHOLDERS' EQUITY:

Share capital -
Preferred stock of $ 0.001 par value – 5,000,000 shares authorized; zero shares issued and outstanding as of March 31, 2013 and as of December 31, 2012.	-	-
Common stock of $ 0.001 par value – 200,000,000 shares authorized; 1,999,506 shares issued and outstanding as of March 31, 2013 and as of December 31, 2012.	2	2
Additional paid-in capital	12,272	12,272
Capital Reserve	1,414	1,414
Accumulated other comprehensive income	60	21
Accumulated deficit	(12,762)	(12,350)

TOTAL SHAREHOLDERS' EQUITY	986	1,359

TOTAL	4,963	5,097

The accompanying notes are an integral part of the consolidated financial statements.

F-3

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

US Dollars in thousands (except share and per share data)

	For the Three Months Ended March 31,
	2013	2012
	Unaudited

Revenues	982	858

Cost of revenues:

Depreciation	(156)	(145)

Other	(646)	(530)

Gross profit	180	183

Operating expenses:

Research and development	(15)	(34)

Selling and marketing	(68)	(62)

General and administrative	(323)	(309)

Operating loss	(226)	(222)

Financing expenses and foreign currency translation, net	(107)	(84)

Other expenses, net	(74)	(11)

Benefit reduction for Loans	(5)	-

Net loss	(412)	(317)

Basic and diluted net loss per share	(0.0002)	(0.0004)

Weighted average number of shares used in computing basic and diluted loss per share	1,999,506	894,534

Other Comprehensive Loss:

Net Loss	(412)	(317)

Foreign currency translation adjustments	(39)	27

Comprehensive Loss	(451)	(290)

The accompanying notes are an integral part of the consolidated financial statements.

F-4

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

US Dollars in thousands

	For the Three Months Ended March 31,
	2013	2012
	Unaudited
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	(412)	(317)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	159	150
Capital loss	74	-
Increase (Decrease ) in accrued severance pay, net	(13)	6
Interest and linkage differences in regard to shareholders and subsidiaries	34	8
Benefit component	5	-
Changes in assets and liabilities:
Decrease (Increase) in inventories	17	(24)
Increase in trade receivables	(75)	(167)
Increase in related parties	18	28
Increase in other accounts receivable	(36)	(55)
Increase (Decrease) in trade payables	74	(44)
Increase (Decrease) in accounts payable and accrued expenses	(91)	33

Net cash used in operating activities	(246)	(382)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of property and equipment	223	26
Purchases and production of property and equipment	(140)	(37)
Short-term bank deposits, net	5	(1)

Net cash provided from (used in) investing activities	88	(12)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from related parties	178	275
Payments of long- term loans to related parties	(29)	(16)
Payments of long-term loans to others	(56)	(51)
Proceeds from others	32	-

Net cash provided by financing activities	125	208

Effect of exchange rate changes on cash and cash equivalents	(2)	(4)
Decrease in cash and cash equivalents	(35)	(190)
Cash and cash equivalents at the beginning of the period	195	291
Cash and cash equivalents at the end of the period	160	101

The accompanying notes are an integral part of the consolidated financial statements.

F-5

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

US Dollars in thousands

Appendix A -
Supplemental disclosure of non-cash investing and financing activities and cash flow information:	For the Three Months Ended March 31,
	2013	2012
	Unaudited
Non-cash investing and financing activities:

Acquisition of propertyand equipment on short-term credit	118	288

Receivables in regard to property and equipment	34	26

Cash paid during the period for interest	38	77

The accompanying notes are an integral part of the consolidated financial statements.

F-6

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 1:-  NATURE OF OPERATIONS

a.
Hotel Outsource Management International, Inc. ("HOMI") was incorporated in Delaware on November 9, 2000. HOMI and its subsidiaries are engaged in the distribution, marketing and operation of computerized minibars in hotels located in the United States, Europe, Israel and Canada.

Hereinafter, HOMI and its subsidiaries will be referred to as the "Company".

The Company has been doing business since 1997 through various subsidiaries. The current corporate structure, in which it is holding company for various wholly owned subsidiaries around the world, has been in place since 2001. The Company common stock was listed on the Over-the-Counter Bulletin Board, or "OTC Bulletin Board" from February 2004 until February 2011.  It now trades on the OTCQB under the symbol "HOUM.PK."

b.	During 2006, the Company commenced its own research and development program aimed at the development of a new range of products.

Currently the HOMI® 330, a "sealed-access" type wireless Computerized Minibar system and the newer HOMI® 226, an "Open-Access" type wireless Computerized Minibar system, are both being produced and installed.

c.
Commencing 2009, HOMI has begun to implement a new business model. Under the new business model, the Company sells or receives loans against HOMI minibars, installed or to be installed in various hotels. Under this model, HOMI shall continue to manage and operate these minibars in return for a management fee and profit sharing arrangements.

d.	On March 31, 2013, the Company had $ 181 in cash, including short term deposits.

The Company continues to incur losses ($ 412 in the three months ended March 31, 2013) and has a negative cash flow from operations amounting to approximately $ 246 for this period.

In order to implement the Company's basic business plan for completion of the installation of additional minibars, the Company will need additional funds.

The financial statements have been prepared assuming that the Company will continue as a "going concern". The Company has suffered recurring losses from operations and has a net working capital deficiency that raise substantial doubt about its ability to continue as "going concern". The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The Company's preferred method is the new business model, described in item c. above.

The continuation of the company as a going concern is dependent upon implementation of management's plans as well as raising additional funds from shareholders or other.

On April 26, 2013 HOMI entered into two loan agreements with a related party, (15%) and other parties (85%), under the new business model- see c above. The loans were for $ 165 and $ 133. See also Note 6b.

F-7

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 2:-  SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

a.	Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles for interim financial information and with Rule 8-03 of Regulation S-X.  Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America. In the opinion of management, all adjustments (consisting of normal and recurring adjustments) necessary for a fair presentation have been included. Operating results for the three months ended March 31, 2013 are not necessarily indicative of the results that may be expected for the year ended December 31, 2013. The accompanying interim consolidated financial statements and the notes thereto should be read in conjunction with the Company's audited consolidated financial statements as of and for the year ended December 31, 2012 included in the Company's Form 10-K filed April 15, 2013.

b.	Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The reported amounts of revenues and expenses during the reporting period may be affected by the estimates and assumptions management is required to make.  Estimates that are critical to the accompanying consolidated financial statements relate principally to depreciation and recoverability of long lived assets.  The markets for the Company’s products are characterized by intense price competition, rapid technological development, evolving standards and short product life cycles; all of which could impact the future realization of its assets. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the period that they are determined to be necessary.  It is at least reasonably possible that management’s estimates could change in the near term with respect to these matters.

c.	Financial statements in U.S. dollars

The majority of the Company's sales are in U.S. dollars or in dollar linked currencies. In addition, the majority of the Company's financing is received in U.S. dollars. Accordingly, the Company has determined the U.S. dollar as the currency of its primary economic environment and thus, its functional and reporting currency. Non-dollar transactions and balances have been remeasured into US dollars. All transaction gains and losses from the re-measurement of monetary balance sheet items denominated in non-dollar currencies are reflected in the statements of operations as financial income or expenses, as appropriate.

The financial statements of foreign subsidiaries, whose functional currency is not the U.S. dollar, have been translated into U.S. dollars. All balance sheet accounts have been translated using the exchange rates in effect at the balance sheet date. Statements of operations amounts have been translated using the average exchange rate for the period. The translation differences are attributed to the capital reserve from translation differences.

F-8

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 2:-  SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION (cont.)

d.	Concentrations of Credit Risk and Fair Value of Financial Instruments

The financial instruments of the Company consist mainly of cash and cash equivalents, short-term bank deposits, trade receivables, other accounts receivable, short-term bank credit, trade payables, other accounts payable and notes payable to shareholders and others.

In view of their short term nature, the fair value of the financial instruments included in working capital of the Company is usually identical, or close, to their carrying values. The fair values of long-term notes payable also approximates their carrying values, since such notes bear interest at rates that management believes is approximately the same as prevailing market rates.

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents, and trade receivables. The majority of the Company's cash and cash equivalents are invested in interest bearing U.S. dollar and U.S. dollar-linked instruments or in NIS and Euro interest bearing deposits with major Israeli, U.S. and European banks. Such deposits in the United States may be in excess of insured limits and are not insured in other jurisdictions. Management believes that the financial institutions that hold the Company's investments are financially sound, and accordingly, minimal credit risk exists with respect to these investments.

e.	Exchange rates

Exchange and linkage differences are charged or credited to operations as incurred.

Exchange rates and the Consumer Price Index ("CPI") in Israel:

	March 31,	December 31,
	2013	2012
New Israeli Shekel (NIS)	$0.274	$0.268
Euro (EU)	$1.278	$1.318
Australian Dollar (AU$)	$1.043	$1.037
Pound Sterling (GBP)	$1.517	$1.617
Consumer Price Index ("CPI")*:	122.12	122.12

	Three Months Ended March 31,
Increase in Rate of Exchange:	2013	2012
NIS	2.24%	2.86%
EU	(3.03)%	3.17%
AU$	0.58%	2.36%
GBP	(6.18%)	3.70%
Consumer Price Index ("CPI")*:	0.0%	0. 0%

*Based on the Year 2002 average rate

F-9

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 3:-  FIXED ASSETS

Number of minibars

The consolidated financial statements include the accounts of HOMI and its active subsidiaries listed below, which are fully owned by HOMI:

		Number of Minibars Operated
Subsidiary Name	Area	31.03.2013	31.03.2012
HOMI Israel Ltd. (1),(3)	Israel	4,780	4,390
HOMI USA, Inc. and HOMI Canada, Inc. (1),(3)	U.S.A. and Canada	2,865	3,386
HOMI Europe SARL (1), (2) ,(3)	Europe	1,499	1,499
		9,144	9,275

(1)	A quantity of minibars are owned by HOMI Industries, which is a wholly owned subsidiary ("HOMI Industries") and rented to other subsidiaries.

As of March 31, 2013 the minibars are located as follows:

	HOMI U.S.A.	HOMI Israel	Europe	Total
Number of minibars	1,620	2,791	1,499	5,910

(2)	Through subsidiaries in France and the U.K (including a branch in Spain).

(3)	Including HOMI® 232 shared operated minibars. As of March 31, 2013 located as follows:

	HOMI U.S.A.	HOMI Israel	Europe	Total
Number of minibars	246	333	0	579

NOTE 4:-  RELATED PARTY TRANSACTIONS

During the three months ended March 31, 2013 and 2012, the Company incurred various related party expenses as follows:

	Three Months Ended March 31,
	2013	2012
	Unaudited

Directors' Fees and Liability Insurance	9	9
Consulting and Management Fees	104	96
Financial Expenses	31	20
Benefit Reduction for loan	5	19
	149	144

F-10

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 5: - SIGNIFICANT EVENTS DURING THE PERIOD

a.
On January 28, 2013 the Company executed a reverse split of one -for- hundred of all of HOMI’s shares of common stock. Following the reverse split, the number of outstanding shares of common stock decreased from approximately 200,000,000 to 2,000,000. The corporation issued no fractional shares of common stock and fractional shares resulting from the reverse split were rounded up to the nearest whole share.

b.
On April 5, 2013, HOMI entered into a new loan agreement with the majority shareholder in HOMI. Pursuant to this loan agreement, the shareholder agreed to loan HOMI the sum of $ 100, bearing 8% annual interest.  The loan is for a period of four years, including two years’ grace on the principal. Pursuant to the loan agreement, HOMI stated its intention to perform a rights offering. In the event of such rights offering, HOMI will have the right to repay all or part of the loan by issuing shares of HOMI’s common stock to the shareholder at the same price per share as in the rights offering.

The loan fund pursuant to the loan agreement, was made available to HOMI on March 26, 2013.

NOTE 6:-  EVENTS SUBSEQUENT TO BALANCE SHEET DATE

a.	See Note 5b.

b.
On April 26, 2013 HOMI entered into two loan agreements with a related party (15%) and two other parties per agreement (85%). The loans were for $ 165 and $ 133 .As security and collateral for repayment of the Loans, HOMI will encumber in the  lender's favor computerized minibar systems, including 313 and 280 HOMI® 226 computerized minibars, a central unit and a license to HOMI® software, which HOMI’s affiliate will install at the Sheraton Tel Aviv and Dan Tel Aviv, Israel, respectively, and will operate for the hotel under an outsource operation agreement which HOMI’s affiliate signed with the hotel.

F-11

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND CONSOLIDATED SUBSIDIARIES

INTERIM FINANCIAL STATEMENTS

AS OF

June 30, 2013

UNAUDITED

INDEX

PART I - FINANCIAL INFORMATION	PAGE

Item 1 –CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Balance Sheets -
June 30, 2013 and December 31, 2012	F-2-F-3

Statements of Comprehensive Loss -
Six and three months ended June 30, 2013 and 2012	F-4

Statements of Cash Flows -
Six months ended June 30, 2013 and 2012	F-5-F-6

Notes to the Financial Statements	F-7-F-11

F-1

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

US Dollars in thousands

	As of June 30,	As of December 31,
	2013	2012
	(Unaudited)	(Audited)
ASSETS

CURRENT ASSETS:

Cash and cash equivalents	218	195
Short-term bank deposits	21	26
Trade receivables (net of allowance for doubtful accounts of $ zero as of June 30, 2013 and December 31,2012)	398	453
Other accounts receivable	130	140
Inventories	351	350

TOTAL CURRENT ASSETS	1,118	1,164

PROPERTY AND EQUIPMENT, NET:

Minibars and related equipment	3,795	3,857
Other property and equipment	27	22

TOTAL PROPERTY AND EQUIPMENT	3,822	3,879

OTHER ASSETS:

Deferred expenses, net	10	10
Intangible assets	43	44

TOTAL OTHER ASSETS	53	54

TOTAL	4,993	5,097

The accompanying notes are an integral part of the consolidated financial statements.

F-2

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

US Dollars in thousands (except share data)

	As of June 30,	As of December 31,
	2013	2012*
LIABILITIES AND SHAREHOLDERS' EQUITY	(Unaudited)	(Audited)

CURRENT LIABILITIES:

Current maturities of long-term loans from related parties	56	141
Current maturities of long-term loans from others	296	426
Trade payables	941	583
Accrued expenses and other current liabilities	481	601

TOTAL CURRENT LIABILITIES	1,774	1,751

LONG-TERM LIABILITIES:

Long-term loans from related parties ,net of current maturities	1,436	1,232
Long-term loans from others ,net of current maturities	1,122	708
Accrued severance pay, net	67	47

TOTAL LONG-TERM LIABILITIES	2,625	1,987

SHAREHOLDERS' EQUITY:

Share capital -
Preferred stock of $ 0.001 par value – 5,000,000 shares authorized; no shares issued or outstanding as of June 30, 2013 and as of December 31, 2012.	-	-
Common stock of $ 0.001 par value – 200,000,000 shares authorized; 1,999,506 shares issued and outstanding as of June 30, 2013 and as of December 31, 2012.	2	2
Additional paid-in capital	12,272	12,272
Capital reserve	1,414	1,414
Accumulated other comprehensive income	125	21
Accumulated deficit	(13,219)	(12,350)

TOTAL SHAREHOLDERS' EQUITY	594	1,359

TOTAL	4,993	5,097

* Reclassified.

The accompanying notes are an integral part of the consolidated financial statements.

F-3

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

US Dollars in thousands (except share and per share data)

	For the Three		For the Six
	Months Ended June 30,		Months Ended June 30,
	2013	2012	2013	2012
	(Unaudited)

Revenues	765	870	1,747	1,728

Costs of revenues:
Depreciation	(121)	(145)	(277)	(290)
Other	(552)	(613)	(1,198)	(1,143)

Gross profit	92	112	272	295

Operating expenses:

Research and development	(14)	(32)	(29)	(66)

Selling and marketing	(102)	(72)	(170)	(134)

General and administrative	(329)	(297)	(652)	(606)

Operating loss	(353)	(289)	(579)	(511)

Financing expenses and foreign currency translation, net	(100)	(98)	(207)	(182)

Other expenses, net	-	(1)	(74)	(12)
Benefit reduction for loans	(4)	(1,296)	(9)	(1,296)

Net Loss	(457)	(1,684)	(869)	(2,001)

Basic and diluted net loss per share	(0.0002)	(0.0019)	(0.0004)	(0.022)

Weighted average number of shares used in computing basic and diluted loss per share	1,999,506	906,811	1,999,506	900,672

Other Comprehensive Loss:

Net Loss	(457)	(1,684)	(869)	(2,001)

Foreign currency translation adjustments	(65)	9	(104)	18

Comprehensive Loss	(522)	(1,675)	(973)	(1,983)

The accompanying notes are an integral part of the consolidated financial statements

F-4

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

US Dollars in thousands

	For the Six Months Ended June 30,
	2013	2012
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	(869)	(2,001)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	281	302
Capital gain	70	-
Increase in accrued severance pay, net	20	8
Interest and linkage differences in regard to shareholders and subsidiaries	101	(21)
Financial expenses for the benefit component in converting a loan into shares	-	1,296
Benefit component	9	37
Changes in assets and liabilities:
Decrease (Increase) in inventories	(4)	4
Decrease (Increase) in trade receivables	53	(118)
Increase in related parties	-	33
Increase in other accounts receivable	(54)	(24)
Increase in trade payables	142	49
Decrease in other payable and accrued expenses	(128)	(22)

Net cash used in operating activities	(379)	(457)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of property and equipment	340	60
Purchases and production of property and equipment	(332)	(132)
Short-term bank deposits, net	5	-

Net cash provided by (Used in) investing activities	13	(72)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from related parties, net	6	30
Proceeds from long term loans from others, net	286	129
Proceeds from long-term loans from shareholders, net	100	220

Net cash provided by financing activities	392	379

Effect of exchange rate changes on cash and cash equivalents	(3)	(1)
Decrease ( Increase ) in cash and cash equivalents	23	(151)
Cash and cash equivalents at the beginning of the period	195	291
Cash and cash equivalents at the end of the period	218	140

The accompanying notes are an integral part of the consolidated financial statements.

F-5

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

US Dollars in thousands

Appendix A -
Supplemental disclosure of non-cash investing and financing activities and cash flow information:	For the Six Months Ended June 30,
	2013	2012
	(Unaudited)
Non-cash investing and financing activities:

Acquisition of property and equipment on short-term credit	217	460

Receivables in regard to property and equipment	73	51

Conversion of loan into shares	-	2,000

Cash paid during the year for interest	65	151

The accompanying notes are an integral part of the consolidated financial statements.

F-6

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 1:-    NATURE OF OPERATIONS AND BASIS OF PRESENTATION

a.
Hotel Outsource Management International, Inc. ("HOMI") was incorporated in Delaware on November 9, 2000. HOMI and its subsidiaries are engaged in the distribution, marketing and operation of computerized minibars in hotels located in the United States, Europe, Israel and Canada.

Hereinafter, HOMI together with its subsidiaries will be referred to as the "Company."

The Company has been doing business since 1997 through various subsidiaries. The current corporate structure, in which it is holding company for various wholly owned subsidiaries around the world, has been in place since 2001. The Company common stock was listed on the Over-the-Counter Bulletin Board, or "OTC Bulletin Board" from February 2004 until February 2011.  It now trades on the OTCQB under the symbol "HOUM.PK."

b.	During 2006, the Company commenced its own research and development program aimed at the development of a new range of products.

Currently the HOMI® 330, a "sealed-access" type wireless Computerized Minibar system and the newer HOMI® 226, an "Open-Access" type wireless Computerized Minibar system, are both being produced and installed.

c.
Commencing 2009, HOMI has begun to implement a new business model. Under the new business model, the Company sells or receives loans against HOMI minibars, installed or to be installed in various hotels. Under this model, HOMI shall continue to manage and operate these minibars in return for a management fee and profit sharing arrangements.

d.	As of June 30, 2013, the Company had $ 239 in cash, including short term deposits.

The Company continues to incur losses ($ 869 in the six months ended June 30, 2013) and has a negative cash flow from operations amounting to approximately $ 379 for this period. In order to implement the Company's basic business plan for completion of the installation of additional minibars, the Company will need additional funds.

The financial statements have been prepared assuming that the Company will continue as a "going concern". The Company has suffered recurring losses from operations and has a net working capital deficiency that raises substantial doubt about its ability to continue as "going concern" .The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The continuation of the company as a going concern is dependent upon implementation of management's plans as well as raising additional funds from shareholders or other. The Company's preferred method is the new business model, described in item c. above.

F-7

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 2:-    SIGNIFICANT ACCOUNTING POLICIES

a.	Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles for interim financial information and with Rule 8-03 of Regulation S-X.  Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America. In the opinion of management, all adjustments (consisting of normal and recurring adjustments) necessary for a fair presentation have been included. Operating results for the six months ended June 30, 2013 are not necessarily indicative of the results that may be expected for the year ended December 31, 2013. The accompanying interim consolidated financial statements and the notes thereto should be read in conjunction with the Company's audited consolidated financial statements as of and for the year ended December 31, 2012 included in the Company's Form 10-K filed April 15, 2013.

b.	Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The reported amounts of revenues and expenses during the reporting period may be affected by the estimates and assumptions management is required to make.  Estimates that are critical to the accompanying consolidated financial statements relate principally to depreciation and recoverability of long lived assets.  The markets for the Company’s products are characterized by intense price competition, rapid technological development, evolving standards and short product life cycles; all of which could impact the future realization of its assets. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the period that they are determined to be necessary.  It is at least reasonably possible that management’s estimates could change in the near term with respect to these matters.

c.	Financial statements in U.S. dollars

The majority of the Company's sales are in U.S. dollars or in dollar linked currencies. In addition, the majority of the Company's financing is received in U.S. dollars. Accordingly, the Company has determined the U.S. dollar as the currency of its primary economic environment and thus, its functional and reporting currency. Non-dollar transactions and balances have been remeasured into US dollars. All transaction gains and losses from the re-measurement of monetary balance sheet items denominated in non-dollar currencies are reflected in the statements of operations as financial income or expenses, as appropriate.

The financial statements of foreign subsidiaries, whose functional currency is not the U.S. dollar, have been translated into U.S. dollars. All balance sheet accounts have been translated using the exchange rates in effect at the balance sheet date. Statements of operations amounts have been translated using the average exchange rate for the period. The translation differences are attributed to the capital reserve from translation differences.

F-8

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 2:-    SIGNIFICANT ACCOUNTING POLICIES (cont.)

d.	Concentrations of Credit Risk and Fair Value of Financial Instruments

The financial instruments of the Company consist mainly of cash and cash equivalents, short-term bank deposits, trade receivables, other accounts receivable, short-term bank credit, trade payables, other accounts payable and notes payable to shareholders and others.

In view of their short term nature, the fair value of the financial instruments included in working capital of the Company is usually identical, or close, to their carrying values. The fair values of long-term notes payable also approximates their carrying values, since such notes bear interest at rates that management believes is approximately the same as prevailing market rates.

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents, and trade receivables. The majority of the Company's cash and cash equivalents are invested in interest bearing U.S. dollar and U.S. dollar-linked instruments or in NIS and Euro interest bearing deposits with major Israeli, U.S. and European banks. Such deposits in the United States may be in excess of insured limits and are not insured in other jurisdictions. Management believes that the financial institutions that hold the Company's investments are financially sound, and accordingly, minimal credit risk exists with respect to these investments.

e.	Exchange rates

Exchange and linkage differences are charged or credited to operations as incurred.

Exchange rates and the Consumer Price Index ("CPI") in Israel:

	June 30,	December 31,
	2013	2012
New Israeli Shekel (NIS)	$0.276	$0.268
Euro (EU)	$1.305	$1.318
Australian Dollar (AU$)	$0.925	$1.037
Pound Sterling (GBP)	$1.526	$1.617
Canadian Dollar (CAN$)	$0.954	$1.044
Consumer Price Index ("CPI"):	122.99	122.12

	Six Months Ended June 30,
Increase (Decrease) in Rate of Exchange and the Consumer Price Index ("CPI") in Israel:	2013	2012
NIS	2.98%	(2.67%)
EU	(0.1)%	(2.70%)
AU$	-%	0.20%
GBP	(5.63)%	1.36%
CAN$	(2.15)%	0.00%
Consumer Price Index ("CPI")*:	0.71%	1.25%

*Based on the year 2002 average rate.

F-9

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 3:-    FIXED ASSETS

Number of minibars

The consolidated financial statements include the accounts of HOMI and its active subsidiaries listed low, which are fully owned by HOMI:

		Number of Minibars Operated
Subsidiary Name	Area	30.06.2013	30.06.2012
HOMI Industries Ltd. (1)	Israel
HOMI Israel Ltd. (1), (3)	Israel	4,974	4,347
HOMI USA, Inc. and HOMI Canada, Inc. (1), (3)	U.S.A. and Canada	2,219	3,516
HOMI Europe S.A.R.L. (1), (2), (3)	Europe	1,499	1,499
		8,692	9,362

(1)	A quantity of minibars are owned by HOMI Industries and rented to the subsidiaries.

As of June 30, 2013 the minibars are located as follows:

	U.S.A.	Israel	Europe	Total
Number of minibars	1,620	2,791	1,499	5,910

(2)	Through subsidiaries in France and the U.K (including a branch in Spain).

(3)	Including HOMI® 232 shared operated minibars. As of June 30, 2012 located as follows:

	U.S.A.	Israel	Europe	Total
Number of minibars	246	333	0	579

NOTE 4:-     RELATED PARTIES TRANSACTIONS

During the six months ended June 30, 2013 and 2012, the Company incurred various related parties expenses as follows:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2013	2012	2013	2012
	Unaudited		Unaudited

Directors' fees and liability insurance	8	9	17	18
Consulting and management fees	131	106	237	202
Financial expenses	26	19	52	32

Benefit reduction for loan	4	1,296	9	1,296

	169	1,430	315	1,548

F-10

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 5: -   SIGNIFICANT EVENTS DURING THE PERIOD

a.
On January 28, 2013 the Company executed a reverse split of one -for- hundred of all of HOMI’s shares of common stock. Following the reverse split, the number of outstanding shares of common stock decreased from approximately 200,000,000 to 2,000,000. The corporation issued no fractional shares of common stock and fractional shares resulting from the reverse split were rounded up to the nearest whole share.

b.
On April 5, 2013, HOMI entered into a new loan agreement with the majority shareholder. Pursuant to this loan agreement, the shareholder agreed to loan HOMI the sum of $ 100, bearing 8% annual interest.  The loan was for a period of four years, including two years’ grace on the principal. Pursuant to the loan agreement, HOMI stated its intention to perform a rights offering. In the event of such rights offering, HOMI would have the right to repay all or part of the loan by issuing shares of HOMI’s common stock to the shareholder at the same price per share as in the rights offering.

NOTE 6:-     EVENTS SUBSEQUENT TO BALANCE SHEET DATE

On July 12, 2013, HOMI received a notice of effectiveness regarding a rights offering of up to 1,100,000 shares of common stock at $1 per share, to be exercised by August 26, 2013.

F-11

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND CONSOLIDATED SUBSIDIARIES

INTERIM FINANCIAL STATEMENTS

AS OF

September 30, 2013

UNAUDITED

INDEX

PART I - FINANCIAL INFORMATION	PAGE

Item 1 CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Balance Sheets -
September 30, 2013 and December 31, 2012	F-2-F-3

Statements of Comprehensive Loss -
Nine and three months ended September 30, 2013 and 2012	F-4

Statements of Cash Flows -
Nine months ended September 30, 2013 and 2012	F-5-F-6

Notes to Financial Statements	F-7-F-12

- - - - - - - - - - - - - - - - -

F-1

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
US Dollars in thousands

	As of September 30,	As of December 31,
	2013	2012
	(Unaudited)	(Audited)
ASSETS

CURRENT ASSETS:

Cash and cash equivalents	135	195
Short-term bank deposits	22	26
Trade receivables (net of allowance for doubtful accounts of $ zero as of September 30, 2013 and December 31, 2012)	409	453
Other accounts receivable	111	140
Inventories	322	350

TOTAL CURRENT ASSETS	999	1,164

PROPERTY AND EQUIPMENT, NET:

Minibars and related equipment	4,059	3,857
Other property and equipment	26	22

TOTAL PROPERTY AND EQUIPMENT	4,085	3,879

OTHER ASSETS:

Deferred expenses, net	4	10
Intangible assets	42	44

TOTAL OTHER ASSETS	46	54

TOTAL	5,130	5,097

The accompanying notes are an integral part of the consolidated financial statements.

F-2

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
US Dollars in thousands (except share data)

	As of September 30,	As of December 31,
	2013	2012*
LIABILITIES AND SHAREHOLDERS' EQUITY	(Unaudited)	(Audited)

CURRENT LIABILITIES:

Current maturities of loans from related parties	73	170
Current maturities of long-term loans from others	360	459
Trade payables	1,173	567
Accrued expenses and other current liabilities	373	555

TOTAL CURRENT LIABILITIES	1,979	1,751

LONG-TERM LIABILITIES:

Long-term loans from related parties, net of current maturities	557	1,232
Long-term loans from others, net of current maturities	1,493	708
Accrued severance pay, net	70	47

TOTAL LONG-TERM LIABILITIES	2,120	1,987

SHAREHOLDERS' EQUITY:

Share capital -
Preferred stock of $ 0.001 par value – 5,000,000 shares authorized; zero shares issued and outstanding as of September 30, 2013 and December 31, 2012;	-	-
Common stock of $ 0.001 par value– 200,000,000 shares authorized, 2,903,984 shares issued and outstanding as of September 30, 2013 and 1,999,506 as of December 31, 2012;	3	2
Additional paid-in capital	13,175	12,272
Capital Reserve	1,414	1,414
Accumulated other comprehensive income	77	21
Accumulated deficit	(13,638)	(12,350)

TOTAL SHAREHOLDERS' EQUITY	1,031	1,359

TOTAL	5,130	5,097

*Reclassified
The accompanying notes are an integral part of the consolidated financial statements.

F-3

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
US Dollars in thousands (except share data)

	For the Three		For the Nine
	Months Ended September 30,		Months Ended September 30,
	2013	2012	2013	2012
	(Unaudited)

Revenues	754	780	2,501	2,509

Costs of revenues:
Depreciation	(112)	(146)	(389)	(436)
Other	(550)	(504)	(1,748)	(1,647)

Gross profit	92	130	364	426

Operating expenses:

Research and development	(10)	(44)	(39)	(110)

Selling and marketing	(97)	(70)	(267)	(205)

General and administrative	(365)	(339)	(1,017)	(945)

Operating loss	(380)	(323)	(959)	(834)

Financing income (expenses) and foreign currency translation, net	14	(9)	(193)	(191)

Other expenses	(6)	(89)	(80)	(101)

Benefit Reduction for Loan	(47)	-	(56)	(1,296)

Net loss	(419)	(421)	(1,288)	(2,422)

Basic and diluted net loss per share	(0.0002)	(0.0002)	(0.0006)	(0.0019)

Weighted average number of shares used in computing basic and diluted loss per share	2,753,238	1,999,506	2,250,750	1,276,399

Other Comprehensive Loss:

Net Loss	(419)	(421)	(1,288)	(2,422)

Foreign currency translation adjustments	(48)	(32)	56	(50)

Comprehensive Loss	(467)	(459)	(1,232)	(2,427)

The accompanying notes are an integral part of the consolidated financial statements.

F-4

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
 CONSOLIDATED STATEMENTS OF CASH FLOWS
US Dollars in thousands

	For the Nine Months Ended September 30,
	2013	2012
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	(1,288)	(2,422)
Adjustments to reconcile net loss to net cash used in operating activities:
Capital loss	74	86
Depreciation and amortization	402	450
Increase in accrued severance pay, net	23	2
Interest and linkage differences in regard to related parties and subsidiaries	60	(17)
Financial expenses for the benefit component in converting a loan into shares	-	1,296
Benefit component in loans amortization	56	56
Changes in assets and liabilities:
Decrease in inventories	25	30
Decrease (increase) in trade receivables	44	(122)
Related parties, net	31	35
Increase in other accounts receivable	(42)	(10)
Increase (decrease) in trade payables	165	(94)
Increase (decrease )in accounts payable and accrued expenses	(176)	61

Net cash used in operating activities	(626)	(649)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of property and equipment	351	89
Purchases and production of property and equipment	(493)	(279)
Short-term bank deposits, net	4	-

Net cash used ininvesting activities	(138)	(190)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from (payments to) related parties, net	245	543
Proceeds from long term loans from others, net	461	100

Net cash provided by financing activities	706	643

Effect of exchange rate changes on cash and cash equivalents	(2)	(1)
Decrease in cash and cash equivalents	(60)	(197)
Cash and cash equivalents at the beginning of the period	195	291
Cash and cash equivalents at the end of the period	135	94

The accompanying notes are an integral part of the consolidated financial statements.

F-5

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
US Dollars in thousands

Appendix A -
Supplemental disclosure of non-cash investing and financing activities and cash flow information:	For the Nine Months Ended September 30,
	2013	2012
	(Unaudited)
Non-cash investing and financing activities:

Acquisition of property and equipment on short-term credit	445	270

Conversion of loans into shares	904	2,000

Receivables in regard to property and equipment	87	89

Cash paid during the period for interest	80	194

The accompanying notes are an integral part of the consolidated financial statements.

F-6

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
US Dollars in thousands

NOTE 1:-    NATURE OF OPERATIONS AND BASIS OF PRESENTATION

a.
Hotel Outsource Management International, Inc. ("HOMI") was incorporated in Delaware on November 9, 2000. HOMI and its subsidiaries are engaged in the distribution, marketing and operation of computerized minibars in hotels located in the United States, Europe, Israel and Canada.

Hereinafter, HOMI and its subsidiaries will be referred to as the "Company."

The Company has been doing business since 1997 through various subsidiaries. The current corporate structure, in which it is holding company for various wholly owned subsidiaries around the world, has been in place since 2001. The Company common stock was listed on the Over-the-Counter Bulletin Board, or "OTC Bulletin Board" from February 2004 until February 2011.  It now trades on the OTCQB under the symbol "HOUM”.

b.	During 2006, the Company commenced its own research and development program aimed at the development of a new range of products.

Currently the HOMI® 330, a "sealed-access" type wireless Computerized Minibar system and the newer HOMI® 226, an "Open-Access" type wireless Computerized Minibar system, are both being produced and installed.

c.
Commencing 2009, HOMI has begun to implement a new business model. Under the new business model, the Company sells or receives loans against HOMI minibars, installed or to be installed in various hotels. Under this model, HOMI shall continue to manage and operate these minibars in return for a management fee and profit sharing arrangements.

d.
As of September 30, 2013, the Company had $ 157 in cash, including short term deposits. The Company continues to incur losses ($ 1,288 in the nine months ended September 30, 2013) and has a negative cash flow from operations amounting to approximately $ 626 for this period. In order to implement the Company's basic business plan for completion of the installation of additional minibars, the Company will need additional funds.

The financial statements have been prepared assuming that the Company will continue as a "going concern". The Company has suffered recurring losses from operations and has a net working capital deficiency that raises substantial doubt about its ability to continue as "going concern" .The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The continuation of the company as a going concern is dependent upon implementation of management's plans as well as raising additional funds from shareholders or other. The Company's preferred method is the new business model, described in item c. above.

F-7

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
US Dollars in thousands

NOTE 2:-    SIGNIFICANT ACCOUNTING POLICIES

a.
Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles for interim financial information and with Rule 8-03 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America. In the opinion of management, all adjustments (consisting of normal and recurring adjustments) necessary for a fair presentation have been included. Operating results for the nine months ended September 30, 2013 are not necessarily indicative of the results that may be expected for the year ended December 31, 2013. The accompanying interim consolidated financial statements and the notes thereto should be read in conjunction with the Company's audited consolidated financial statements as of and for the year ended December 31, 2012 included in the Company's Form 10-K filed April  15, 2013.

b.	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The reported amounts of revenues and expenses during the reporting period may be affected by the estimates and assumptions management is required to make.  Estimates that are critical to the accompanying consolidated financial statements relate principally to depreciation and recoverability of long lived assets.  The markets for the Company’s products are characterized by intense price competition, rapid technological development, evolving standards and short product life cycles; all of which could impact the future realization of its assets. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the period that they are determined to be necessary.  It is at least reasonably possible that management’s estimates could change in the near term with respect to these matters.

c.	Financial Statements in US dollars

The majority of the Company's sales are in U.S. dollars or in dollar linked currencies. In addition, the majority of the Company's financing is received in U.S. dollars. Accordingly, the Company has determined the U.S. dollar as the currency of its primary economic environment and thus, its functional and reporting currency. Non-dollar transactions and balances have been remeasured into US dollars. All transaction gains and losses from the re-measurement of monetary balance sheet items denominated in non-dollar currencies are reflected in the statements of operations as financial income or expenses, as appropriate.

The financial statements of foreign subsidiaries, whose functional currency is not the U.S. dollar, have been translated into U.S. dollars. All balance sheet accounts have been translated using the exchange rates in effect at the balance sheet date. Statements of operations amounts have been translated using the average exchange rate for the period. The translation differences are attributed to the capital reserve from translation differences.

F-8

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
US Dollars in thousands

NOTE 2:-    SIGNIFICANT ACCOUNTING POLICIES (con.)

d.	Concentrations of Credit Risk and Fair Value of Financial Instruments (con.)

The financial instruments of the Company consist mainly of cash and cash equivalents, short-term bank deposits, trade receivables, other accounts receivable, short-term bank credit, trade payables, other accounts payable and notes payable to shareholders and others.

In view of their short term nature, the fair value of the financial instruments included in working capital of the Company is usually identical, or close, to their carrying values. The fair values of long-term notes payable also approximates their carrying values, since such notes bear interest at rates that management believes is approximately the same as prevailing market rates.

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents, and trade receivables. The majority of the Company's cash and cash equivalents are invested in interest bearing U.S. dollar and U.S. dollar-linked instruments or in NIS and Euro interest bearing deposits with major Israeli, U.S. and European banks. Such deposits in the United States may be in excess of insured limits and are not insured in other jurisdictions. Management believes that the financial institutions that hold the Company's investments are financially sound, and accordingly, minimal credit risk exists with respect to these investments.

e.	Exchange rates

Exchange and linkage differences are charged or credited to operations as incurred.

Exchange rates and the Consumer Price Index ("CPI") in Israel:

Exchange rates:

	September 30,		December 31,
	2013		2012
New Israeli Shekel (NIS)	$0.282		$0.268
Euro (EU)	$1.350		$1.318
Australian Dollar (AU$)	$0.933		$1.037
Pound Sterling (GBP)	$1.613		$1.617
Canadian Dollar (CAN$)	$0.970		$1.044
Consumer Price Index ("CPI")	124.57		122.12

	Nine Months Ended September 30,
Increase (Decrease) in Rate of Exchange:	2013		2012
NIS	5.2%		(2.4	) %
EU	2.4%		0.2%
AU$	(11.1	) %	3.0%
GBP	0%		5.2%
CAN$	(7.6	) %	4.3%
Consumer Price Index ("CPI")*	2.0%		2.1%

*Based on the year 2002 average rate.

F-9

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
US Dollars in thousands

NOTE 3:-    FIXED ASSETS

Number of minibars

The consolidated financial statements include the accounts of HOMI and its active subsidiaries listed below, which are owned by HOMI:

		Number of Minibars Operated
Subsidiary Name	Area	30.09.2013	30.09.2012
HOMI Industries Ltd. (1)	Israel
HOMI Israel Ltd. (1), (3)	Israel	5,430	4,455
HOMI USA, Inc. and HOMI Canada, Inc. (1)	U.S.A. and Canada	2,104	3,289
HOMI Europe S.A.R.L. (1), (2)	Europe	1,499	1,499
		9,033	9,243

(1)	A quantity of minibars are owned by HOMI Industries and rented to the subsidiaries.

As of September 30, 2013 the minibars are located as follows:

	U.S.A.	Israel	Europe	Total
Number of minibars	1,614	2,888	1,499	6,001

(2)	Through subsidiaries in France and the U.K (including a branch in Spain).

(3)	Including 333 HOMI® 232 shared operated minibars. As of September 30, 2013 located in Israel.

F-10

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
US Dollars in thousands

NOTE 4:-    RELATED PARTIES TRANSACTIONS

During the nine and three months ended September 30, 2013 and 2012, the Company incurred various related parties expenses as follows:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2013	2012	2013	2012
	Unaudited		Unaudited
Directors' fees and liability Insurance	8	9	25	27
Consulting and management Fees	123	89	360	291
Financial expenses	9	37	61	119
Benefit reduction for loan	47	-	56	1,296
	187	135	502	1,733

NOTE 5: -   SIGNIFICANT EVENTS DURING THE PERIOD

a.
On January 28, 2013 the Company executed a reverse split of one -for- hundred of all of HOMI’s shares of common stock. Following the reverse split, the number of outstanding shares of common stock decreased from approximately 200,000,000 to 2,000,000. The corporation issued no fractional shares of common stock and fractional shares resulting from the reverse split were rounded up to the nearest whole share.

b.
On September 9, 2013, HOMI closed a rights offering, pursuant to which HOMI raised an amount of approximately $ 904. In consideration, HOMI issued 904,478 shares of its common stock at a price of $ 1.00 per share.

c.
On January 10, 2013, HOMI Industries entered into a loan agreement with a related party owned and operated by the President of HOMI. Pursuant to this loan agreement the related party agreed to loan HOMI Industries the sum of $45.5.

On July 28, 2013, HOMI agreed to the related party’s request to cancel this loan, and the related party authorized HOMI to apply the full loan amount toward payment for shares purchased by the related party in HOMI’s shareholders rights offering mentioned in b above, declared effective by the United States Securities and Exchange Commission on July 12, 2013.

For technical reasons, HOMI did not issue such shares to the President in the context of the rights offering, but intends to issue them in the near future, at the same price per share that was applied in the rights offering.

d.
On October 9, 2013, HOMI entered into two new loan agreements, with the President and with the majority shareholder of HOMI, respectively, pursuant to which they agreed to loan HOMI $ 50 and $50 respectively, bearing 8% annual interest.  The loans are for a period of four years, including two years’ grace on the principal. HOMI received the loan funds in September, 2013. Pursuant to these loan agreements, within thirty days of closing an equity investment of $600 or more, HOMI may elect to repay all or any portion of the outstanding loans and/or accrued interest in shares of HOMI common stock which shares shall be valued at the same price per share as in the corresponding equity investment.

F-11

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
US Dollars in thousands

NOTE 6:-    EVENTS SUBSEQUENT TO BALANCE SHEET DATE

a.
On October 2, 2013, a director of  HOMI tendered his resignation as a director, effective November 8, 2013, and notified HOMI, that he will not stand for re-election as a director. In addition, this director has resigned from his position as a director of HOMI USA, Inc., a wholly owned subsidiary of HOMI, and all other HOMI subsidiaries, effective immediately. By mutual consent of that director the HOMI subsidiaries, his management position as Chief Executive Officer of HOMI USA, Inc., and his management positions in all HOMI subsidiaries will terminate, as of December 31, 2013. Those resignations are unrelated to HOMI’s operations, policies or practices.

b.
On October 2, 2013, by mutual consent of the Chief Executive Officer and HOMI and its subsidiaries, it was agreed that his management position as Chief Executive Officer and Chief Financial Officer of HOMI, and his management positions in all HOMI subsidiaries, will terminate, as of December 31, 2013. In addition, he will resign from all director positions he currently holds with HOMI subsidiaries effective December 31, 2013. He shall remain a director of HOMI. Those resignations are unrelated to HOMI’s operations, policies or practices.

F-12

CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE YEARS ENDED

DECEMBER 31, 2013 AND 2012

INDEX

Page

Report of Independent Registered Public Accounting Firm	F-2

Consolidated Balance Sheets	F-3 - F-4

Consolidated Statements of Comprehensive Loss	F-5

Consolidated Statement of Changes in Shareholders' Equity	F-6

Consolidated Statements of Cash Flows	F-7 - F-8

Notes to the Consolidated Financial Statements	F-9 - F-26

- - - - - - - - - - - - - - - - -

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of
Hotel Outsource Management International, Inc.:

We have audited the accompanying consolidated balance sheets of Hotel Outsource Management International, Inc. (the “Company”) as of December 31, 2013 and 2012 and the related consolidated statements of comprehensive loss, changes in shareholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2013 and 2012, and the consolidated results of its operations, changes in shareholders' equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a "going concern". As discussed in Note 1f to the financial statements, the Company has suffered recurring losses from operations and has a net working capital deficiency that raise substantial doubt about its ability to continue as "going concern". Management's plans in regard to these matters are also described in Note 1f. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Barzily & Co.
Jerusalem, Israel
March        ,2014

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
CONSOLIDATED BALANCE SHEETS

US Dollars in thousands

		December 31,
	Note	2013	2012

ASSETS

CURRENT ASSETS:

Cash and cash equivalents		81	195
Short-term bank deposits		47	26
Trade receivables (net of allowance for doubtful accounts of $ zero as of December 31, 2013 and 2012)		444	453
Other accounts receivable	3	66	140
Inventories		283	350

TOTAL CURRENT ASSETS		921	1,164

PROPERTY AND EQUIPMENT, NET:	4

Minibars and related equipment		3,817	3,857
Other property and equipment		30	22

		3,847	3,879

OTHER ASSETS:	5

Deferred expenses, net		3	10
Intangible assets		41	44

		44	54

TOTAL ASSETS		4,812	5,097

The accompanying notes are an integral part of the consolidated financial statements.

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
CONSOLIDATED BALANCE SHEETS

US Dollars in thousands (except share data)

		December 31,
	Note	2013	2012*
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:

Current maturities of long-term loans from related parties	6	100	170
Current maturities of long-term loans from others	7	446	459
Trade payables		818	567
Accrued expenses and other current liabilities	8	598	555

TOTAL CURRENT LIABILITIES		1,962	1,751

LONG-TERM LIABILITIES:

Long-term loans from related parties, net of current maturities	6	675	1,232
Long-term loans from others, net of current maturities	7	1,516	708
Accrued severance pay, net		78	47

TOTAL LONG-TERM LIABILITIES		2,269	1,987

COMMITMENTS, CONTINGENT LIABILITIES, LIENS AND COVENANTS	9

SHAREHOLDERS' EQUITY:	10

Share capital -
Preferred stock of $ 0.001 par value – 5,000,000 shares authorized; zero shares issued and outstanding as of December 31, 2013 and 2012;		-	-
Common stock of $ 0.001 par value – 200,000,000 shares authorized; 2,949,484 shares issued and outstanding as of December 31, 2013 and 1,999,506 as of December 31, 2012.		3	2
Additional paid-in capital		13,221	12,272
Capital Reserve		1,414	1,414
Accumulated other comprehensive income		74	21
Accumulated deficit		(14,131)	(12,350)

TOTAL SHAREHOLDERS' EQUITY		581	1,359

TOTAL LIABILITIES AND SHAREHOLDERS EQUITY		4,812	5,097

    *Reclassified

The accompanying notes are an integral part of the consolidated financial statements.

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

US Dollars in thousands (except share and per share data)

		Year ended December 31,
	Note	2013	2012

Revenues	11	3,338	3,315

Cost of revenues:

Depreciation		(528)	(587)

Other		(2,270)	(2,187)

Gross profit		540	541

Operating expenses:

Research and development		(75)	(137)

Selling and marketing		(387)	(273)

General and administrative		(1,392)	(1,279)

Operating loss		(1, 314)	(1, 148)

Financial expenses and foreign currency translation, net	12	(222)	(218)

Other expenses	13	(189)	(167)

Benefit Reduction for Loans	10b	(56)	(1,357)

Net Loss		(1,781)	(2,890)

Basic and diluted net loss per share		(0.80)	(2.00)
Weighted average number of shares used in computing basic and diluted loss per share		2,237,001	1,447,020

Other Comprehensive Loss:

Net Loss		(1,781)	(2,890)

Foreign currency translation adjustments		53	(41)

Comprehensive Loss		(1,728)	(2,931)

The accompanying notes are an integral part of the consolidated financial statements.

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY

US Dollars in thousands (except shares data)

	Number of Shares of Common Stock	Common Stock Par Value	Additional paid-in capital	Capital reserve	Accumulated other comprehensive income	Accumulated deficit	Total
Balance as of December 31, 2011	894,534	1	10,273	300	62	(9,460)	1,176
Foreign currency translation adjustments	-	-	-	-	(41)	-	(41)
Loss for the year	-	-	-	-	-	(2,890)	(2,890)
Share issuing**	1,104,972	1	1,999	1,296	-	-	3,296
Capital Reserve from transactions with Related Parties*	-	-	-	(182)	-	-	(182)

Balance as of December 31, 2012	1,999,506	2	12,272	1,414	21	(12,350)	1,359
Foreign currency translation adjustments	-	-	-	-	47	-	47
Liquidation of investment in a foreign entity****	-	-	-	-	6	-	6
Loss for the year	-	-	-	-	-	(1,781)	(1,781)
Share issuing***	949,978	1	949	-	-	-	950

Balance as of December 31, 2013	2,949,484	3	13,221	1,414	74	(14,131)	581

  The accompanying notes are an integral part of the consolidated financial statements.

*        See Note  6c.
**      See Note 10b.
***    See Note 10d.
****  See Note  1d

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

US Dollars in thousands

	Year ended December 31,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	(1,781)	(2,890)
Adjustments to reconcile net loss to net cash used in operating activities:
Capital loss	167	152
Depreciation and amortization	545	605
Increase in accrued severance pay, net	32	9
Interest and linkage differences in regard to shareholders and subsidiaries	50	(127)
Benefit component	56	1,357
Changes in assets and liabilities:
Decrease in inventories	64	7
Decrease (increase) in trade receivables	10	(15)
Increase in related parties	35	56
Decrease in other accounts receivable	2	3
Increase (decrease) in trade payables	14	(125)
Increase in accrued expenses and other current liabilities	45	142

Net cash used in operating activities	(761)	(826)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases and production of property and equipment	(700)	(497)
Proceeds from sales of property and equipment	366	111
Short-term bank deposits, net	(21)	28

Net cash used in investing activities	(355)	(358)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from related parties, net	436	827
Proceeds from long-term loans from others, net	566	263

Net cash provided by financing activities	1,002	1,090

Effect of exchange rate changes on cash and cash equivalents	-	(2)
Decrease in cash and cash equivalents	(114)	(96)
Cash and cash equivalents at the beginning of the year	195	291
Cash and cash equivalents at the end of the year	81	195

The accompanying notes are an integral part of the consolidated financial statements.

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

US Dollars in thousands

Appendix A -
Supplemental disclosure of non-cash investing and financing activities and cash flow information:	Year ended December 31,
	2013	2012

Cash paid during the year for interest	108	219

Acquisition of property and equipment on short-term credit	241	153

Receivables in regard to property and equipment	89	73

Conversion of loans into shares	950	2,000

The accompanying notes are an integral part of the consolidated financial statements.

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 1:-	GENERAL

a.
Hotel Outsource Management International, Inc. ("HOMI") was incorporated in Delaware on November 9, 2000. HOMI and its subsidiaries are engaged in the distribution, marketing and operation of computerized minibars in hotels located in the United States, Europe, Israel and Canada.

Hereinafter, HOMI and its subsidiaries will be referred to as the "Company."

The Company has been doing business since 1997 through various subsidiaries. The current corporate structure, in which it is holding company for various wholly owned subsidiaries around the world, has been in place since 2001. The Company common stock was listed on the Over-the-Counter Bulletin Board, or "OTC Bulletin Board" from February 2004 until February 2011.  It now trades on the OTCQB under the symbol "HOUM”.

	b.	During 2006, the Company commenced its own research and development program aimed at the development of a new range of products.

Currently the HOMI® 330, a "sealed-access" type wireless Computerized Minibar system and the newer HOMI® 226, an "Open-Access" type wireless Computerized Minibar system, are both being produced and installed.

c.
Commencing 2009, HOMI has begun to implement a new business model. Under the new  business model, the Company sells or receives loans against HOMI minibars, installed or to be installed in various hotels. Under this model, HOMI shall continue to manage and operate these minibars in return for a management fee and profit sharing arrangements.

d.
As of 21 August 2013, HOMI France S.A.S., which had been a fully, indirectly owned subsidiary of HOMI was dissolved, with voluntary liquidation procedures having been completed as of 25 June 2013. Operations previously handled by HOMI France were transferred to HOMI UK Limited, which is another fully, indirectly owned subsidiary of HOMI.

HOMI Australia, a subsidiary of HOMI, began the process of deregistration to close down the company, which process was completed as of 6 February 2014.

	e.	See also Note 16b.

f.
As of December 31, 2013, the Company had $ 128 in cash, including short term deposits. The Company continues to incur losses ($ 1,781 in 2013) and has a negative cash flow from operations amounting to approximately $ 761 in 2013.

In order to implement the Company's basic business plan for completion of the installation of additional minibars and it’s activity, the Company will need additional funds from shareholders or others.

The financial statements have been prepared assuming that the Company will continue as a "going concern". The Company has suffered recurring losses from operations and has a net working capital deficiency that raises substantial doubt about its ability to continue as "going concern" .The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The continuation of the company as a going concern is dependent upon implementation of management's plans as well as raising additional funds from shareholders or other. The Company's preferred method is the new business model, described in item c. above.

On February 5, 2014 HOMI entered into two loan agreements with related parties. The related parties lent HOMI $ 300 and $ 200, respectively, See also Note 16a.

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 2:-	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States ("US GAAP").

	a.	Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The reported amounts of revenues and expenses during the reporting period may be affected by the estimates and assumptions management is required to make. Estimates that are critical to the accompanying consolidated financial statements relate principally to depreciation and recoverability of long lived assets.  The markets for the Company’s products are characterized by intense price competition, rapid technological development, evolving standards and short product life cycles; all of which could impact the future realization of its assets. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the period that they are determined to be necessary.  It is at least reasonably possible that management’s estimates could change in the near term with respect to these matters.

b.
Financial statements in U.S. dollars:

The currency of the primary economic environment in which the operations of the Company are conducted is the U.S. dollar (hereinafter: "dollar"); thus, the dollar is the functional currency of the Company.

The Company's transactions and balances denominated in dollars are presented at their original amounts. Non-dollar transactions and balances have been remeasured to dollars. All transaction gains and losses from remeasurement of monetary balance sheet items denominated in non-dollar currencies are reflected in the statements of operations as financial income or expenses, as appropriate.

	c.	Consolidation: Inter-company transactions and balances, including profits from inter-company sales not yet realized outside the group, have been eliminated in consolidation.

	d.	Cash and cash equivalents: The Company considers all highly liquid investments originally purchased with maturities of three months or less at the date acquired to be cash equivalents.

e.
Short-term bank deposits:

The Company classifies bank deposits with maturities of more than three months and less than one year as short-term deposits. Short-term deposits are presented at cost, including accrued interest.

	f.	Inventory:

Inventories are stated at the lower of cost or market value. Inventory write-offs are provided to cover risks arising from slow moving items. Cost is determined using the "first-in, first-out" method. Inventories are composed of the food products.

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 2:-	SIGNIFICANT ACCOUNTING POLICIES (cont.)

	g.	Property and equipment:

Property and equipment are stated at cost net of accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, at the following annual rates:

%
Minibars and production equipment	10
Computers and electronic equipment	15 – 33
Office furniture and equipment	7

h.	Other assets:

1.	Intangible assets - Intellectual properties registered in several countries worldwide are capitalized and are amortized over the life span of the asset (twenty years).

2.	Deferred expenses represent loan acquisition costs arising from the long-term loan originated in 2005 and convertible notes payable issued in 2007 and 2006. See Note 7c (1).

i.
Impairment of long-lived assets:

The Company's long-lived assets and certain identifiable intangibles are reviewed and evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. As of December 31, 2013, management believes that all of the Company’s long-lived assets are recoverable.

j.
Revenue Recognition, Accounts Receivable and Allowance for Doubtful Accounts:

Revenues from minibars operation and product sales derived from outsource activity (minibar's content) under the exclusive long-term revenue sharing agreements with hotels, net of the hotel’s portion and/or other participation of, or payments due from the hotel, are recognized when delivery has occurred, persuasive evidence of an arrangement exists, the vendor’s fee is fixed or determinable and collectability is probable.

Revenues from rental of minibars are recognized over the lease term.

Revenues from sales of minibars are recognized in accordance with compliance with the conditions as abovementioned.

Sales of minibars that are classified as refinancing arrangements are shown as a long-term loan to be repaid.

The Company’s payment terms are normally net 15 to 30 days from invoicing.

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 2:-	SIGNIFICANT ACCOUNTING POLICIES (cont.)

	j.	Revenue Recognition, Accounts Receivable and Allowance for Doubtful Accounts (cont.):

The Company evaluates its allowance for doubtful accounts on a regular basis through periodic reviews of the collectability of the receivables in light of historical experience, adverse situations that may affect its customers’ ability to repay, and prevailing economic conditions.  This evaluation is inherently subjective, as it requires estimates that are susceptible to significant revision as more information becomes available.

The Company performs ongoing credit evaluations of its customers and generally does not require collateral because (1) management believes it has certain collection measures in-place to limit the potential for significant losses, and (2) the nature of customers comprising the Company’s customer base. Accounts receivable are determined to be past due based on how recently payments have been received and bad debts are charged in the form of an allowance account in the period the receivables are deemed uncollectible. Receivables are written off when the Company abandons its collection efforts.

To date, the Company has not experienced any material losses. An allowance for doubtful accounts is provided with respect to those amounts that the Company has determined to be doubtful of collection. No allowance was deemed necessary as of December 31, 2013 and 2012.

k.
Research and Development costs:

Research and Development costs are charged to the statement of operations as incurred. Costs and acquisitions related to pre-production, production support, tools and molds are charged to property and equipment.

l.
Income taxes:

The Company accounts for income taxes using the asset and liability method whereby deferred tax assets and liability account balances are determined based on differences between financial statement carrying values of existing assets and liabilities and their respective income tax bases. Deferred tax assets (temporary differences), liabilities and losses carried forward are measured using the enacted tax rates and laws that will be in effect when the temporary differences are expected to reverse. The Company provides a valuation allowance, if necessary to reduce the amount of deferred tax assets to their estimated realizable value.

	m.	Severance pay: The Company's liability for severance pay is calculated pursuant to the local law applicable in certain countries where the Company operates.

n.
Concentrations of Credit Risk and Fair Value of Financial Instruments:

The financial instruments of the Company consist mainly of cash and cash equivalents, short-term bank deposits, trade receivables, other accounts receivable, trade payables, other accounts payable and notes payable to shareholders and others.

In view of their short term nature, the fair value of the financial instruments included in working capital of the Company is usually identical, or close, to their carrying values. The fair values of long-term notes payable also approximates their carrying values, since such notes bear interest at rates that management believes is approximately the same as prevailing market rates.

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 2:-	SIGNIFICANT ACCOUNTING POLICIES (cont.)

	n.	Concentrations of Credit Risk and Fair Value of Financial Instruments (cont.):

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents, and trade receivables. The majority of the Company's cash and cash equivalents are invested in interest bearing NIS and U.S. dollar-linked instruments with major Israeli, U.S. bank.

Management believes that minimal credit risk exists with respect to these investments. Trade receivables potentially expose the company to credit risk.

The Company has no off-balance sheet concentration of credit risk, such as foreign exchange contracts or other foreign currency hedging arrangements.

The Company monitors the amount of credit it allows  each of its customers' using the customers prior payment history to determine how much credit it will aloe or whether any credit should be given at all. As a result of its monitoring of the outstanding credit allowed for each customer, as well as the fact that the majority of the Company's sales are to customers whose satisfactory credit and payment record has been established over a long period of time, the company believes that its account receivable credit risk has been reduced. However the company acknowledges that as of the date these financial statements the poor economic climate globally, has increased the chances of customers and financial institutions defaulting on their obligations.

o.
Basic and Diluted Net Income (Loss) per Share:

Basic net income (loss) per share is computed based on the weighted average number of common shares outstanding during each year. Diluted loss per share is computed based on the weighted average number of common shares outstanding during each year and include the dilutive potential common shares considered outstanding during the year.

	p.	Exchange rates: Exchange and linkage differences are charged or credited to operations as incurred. Exchange rates and the Consumer Price Index ("CPI"):

	December 31,
	2013	2012
New Israeli Shekel (NIS)	$0.288	$0.268
Euro (EU)	$1.377	$1.318
Australian Dollar (AU$)	$0.894	$1.037
Pound Sterling (GBP)	$1.654	$1.617
Canadian Dollar (CAD $)	$0.940	$1.004
Consumer Price Index ("CPI"):	124.45	122.12

	Year Ended December 31,
Change in Rate of Exchange and the Consumer Price Index ("CPI"):	2013	2012
NIS	9.3%	2.3%
EU	4.5%	2.0%
AU$	(16.0)%	2.2%
GBP	2.3%	4.9%
Canadian Dollar (CAD $)	(6.8)%	(7.6)%
Change in subsequent ( "CPI")	1.91%	1.44%

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 2:-	SIGNIFICANT ACCOUNTING POLICIES (cont.)

	q.	Selling and Marketing Costs: Selling and marketing costs are charged to the statements of operations as incurred.

r.
Implementation of new accounting Standards:

In June 2011, the FASB issued guidance on presentation of "other comprehensive income". The new guidance require companies to present the components of net income and other comprehensive income either as one continuous statement or as two consecutive statements. It eliminates the option to present components of other comprehensive income as part of  the statement of change shareholders' equity. The standard does not change the items that must be reported in other comprehensive income, how such items are measured or when they must be reclassified to net income. This standard is effective for the Company as of  January 1, 2012. Because this ASU impacts presentation only, it has no effect on the Company's financial condition, results of operation, or cashflows.

NOTE 3:-	OTHER ACCOUNTS RECEIVABLE

	December 31,
	2013	2012
Prepayment and others	57	57
Government authorities	9	10
Receivables in regard to property and equipment *	-	73
	66	140

*
In 2010 Homi Australia ceased the operating of the Minibars in Hilton Sydney, the only hotel operated in Australia, and transferred the operation and the Minibars installed to the Hilton, for up to AU$ 435 (approx. $ 396). The amount was repaid over maximum of 50 monthly payments which were based on the monthly performance of the hotel as detailed in the agreement. Title of the System passed to Hilton, after those repayments, for the nominal price of one AU$.

NOTE 4:-	PROPERTY AND EQUIPMENT, NET

	December 31,
	2013	2012
Cost:
Minibars (d)	5,500	6,854
Production equipment and parts	479	295
Computers and electronic equipment	122	113
Office furniture, equipment and other	31	30
	6,132	7,292
Accumulated depreciation:
Minibars	2,162	3,292
Computers and electronic equipment	120	118
Office furniture, equipment and other	3	3
	2,285	3,413

Depreciated cost	3,847	3,879

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 4:-	PROPERTY AND EQUIPMENT, NET (cont.)

Additional Information:

	a.	Depreciation expenses amounted to $ 535 and $ 595 for the years ended December 31, 2013 and 2012, respectively.

b.
Balance includes minibars at depreciated cost of $ 118 and 139 for the years ended December 31, 2013 and 2012, identified against a loan based on a refinancing agreement from a related party (Globetrip LTD.), see also Note 6d.

	c.	As for liens, see Note 9b.

	d.	Number of minibars

The consolidated financial statements include the accounts and minibars of HOMI and its active subsidiaries listed below, which are owned by HOMI:

		Number of Minibars Operated
Subsidiary Name	Area	31.12.2013	31.12.2012
HOMI Industries Ltd. (1)	Israel
HOMI Israel Ltd. (1), (3)	Israel	5,294	4,692
HOMI USA, Inc. and HOMI Canada, Inc. (1)	U.S.A. and Canada	1,605	3,289
HOMI Europe S.A.R.L. (1), (2)	Europe	1,615	1,499
		8,514	9,480

(1)	A quantity of minibars are owned by HOMI Industries and rented to the subsidiaries. As of December 31, 2013 the minibars are located as follows:

	U.S.A.	Israel	Europe	Total
Number of minibars	1,605	3,497	1,615	6,717

(2)	Through subsidiaries in France and the U.K (including a branch in Spain).

(3)	Including 333 HOMI® 232 shared operated minibars. As of December 31, 2013 located in Israel.

NOTE 5:-	OTHER ASSETS

	December 31,
	2013	2012
a. Intangible assets-
Intellectual property (Net of accumulated amortization of $ 14 and $ 11 of December 31, 2013 and 2012, respectively) (1)	41	44

b. Deferred expenses -
Cost	116	116
Accumulated amortization (2)	(113)	(106)
	3	10

	44	54

(1)	See Note 2h(1).
(2)	Deferred expenses in regard to loans received are amortized over the loan period of nine years (see Note 7 c (1)).

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 6:-	LOANS FROM RELATED PARTIES

a.	Composed as follows:

	December 31,
	2013	2012*
Long- term liability (see c-f below)	675	1,232
Current maturities of long- term liability	100	170
	775	1,402
*Reclassified.

b.	Aggregate maturities of long-term loans for years subsequent to December 31, 2013 are as follows:

Year	Amount
2014	100
2015	402
2016	69
2017	62
2018 and thereafter	142
775

c.
Additional Information:

HOMI entered into a loan agreement with a related company dated January 8, 2012. The related company loaned HOMI NIS 850,000 (approximately $ 220 when received), index linked to Israel’s Consumer Price Index and bearing interest at a rate of 6% per annum.

On September 1, 2012, the related company agreed to HOMI’s request to recycle a previous  loan agreement with the related company for NIS 1,125,000 and NIS 850,000, respectively, as follows:

1.
An amount of approximately NIS 1,660,000 ($ 412) out of the above mentioned loans ,was recycled into 3 loan agreements with HOMI Industries Ltd, pursuant to which the related party shall receive a portion of the revenue from minibar systems operated by HOMI subsidiaries in three hotels as detailed below.

2.
An amount of approximately NIS 315,000 ($ 78) of principal remains outstanding and payable under the December 15, 2011 loan, in accordance with its terms.

Of the NIS 850,000, January 8, 2012 loan, NIS 809,000 ($201) was recycled into a loan agreement with HOMI Industries Ltd, pursuant to which the lender shall receive a portion of the revenue from a minibar system operated by a HOMI subsidiary in the Hilton Olympia Hotel in London (the “Hilton Agreement”). In 2013 the loan was assigned to a non related party.

NIS 41,000 ($10) was recycled into a loan agreement between the lender and HOMI Industries Ltd, pursuant to which the lender shall receive a portion of the revenues generated by a minibar system operated by a HOMI subsidiary in the Leonardo Rehovot Hotel (the “Leonardo Agreement”).

Of the NIS 1,125,000 December 12, 2011 loan, NIS 178,836 ($44) was recycled under the Leonardo Agreement.

NIS 631,643 ($156.8) was recycled into a loan agreement between lender and HOMI Industries Ltd, pursuant to which lender shall receive a portion of the revenues generated by a minibar system operated by a HOMI subsidiary in the Sheraton Salobre Grand Canary Islands Hotel (the “Sheraton Agreement”).

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 6:-	LOANS FROM RELATED PARTIES (cont.)

In respect of the above mentioned loans recycling, during 2012, an amount of $ 182 was charged to capital.

d.
Information in regard to loans with operation agreements:

HOMI entered into loans as detailed below.

As security and collateral for repayment of the loans, HOMI encumbered in lender's favor the computerized minibar system, including HOMI® computerized minibars, a central unit and a license to HOMI® software, which HOMI’s affiliate installed at the hotels and operates for the hotels under an outsource operation agreement which HOMI’s affiliate signed with the hotel.

Repayments of these loans are computed on the basis of the specified minibar system’s revenues net of operational payments, allocated amongst the parties, in accordance with the terms detailed in the loan agreements.

Date of the loan	Lender	Amount	Hotel	Location	No. of Minibars encumbered
July 7,2009	Globetrip Ltd.	$211	Dan Panorama	Tel Aviv, Israel	470

February 7,2012	Globetrip Ltd.	$90	Carlton	Tel Aviv, Israel	288

September 1,2012	Bahry Business and Finance (1994) LTD	$55	Leonardo	Rechovot, Israel	116

September 1,2012	Bahry Business and Finance (1994) LTD	$157	Sheraton Salobre	Spain	313

e.	Information in regard to loans converted during 2013:

1.
On January 28, 2010, HOMI’s President loaned HOMI $ 100, at an agreed interest rate of 8% per annum. During the years 2011 and 2012, HOMI paid interest on this loan, but no principal.  According to the terms of the agreement, HOMI was to commence payment of principal at the end of the first quarter of 2012.

2.
In December 2011, HOMI received three additional loans from shareholders and directors, amounting to $ 80 in total. Each loan is for a period of four years, with quarterly repayments, including two years’ grace on the principal.

3.
On July 12, 2012, HOMI entered into an additional loan agreement with HOMI's President, pursuant to which HOMI’s President loaned HOMI the sum of $50 bearing 8% annual interest.  The loan is for a period of four years, including two years’ grace on the principal. Pursuant to the loan agreement, HOMI stated its intention to perform a rights offering. In the event of such rights offering, HOMI will have the right to repay all or part of the loan by issuing shares of HOMI’s common stock to its president at the same price per share as in the rights offering.

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 6:-	LOANS FROM RELATED PARTIES (cont.)

4.
On July 12, October 15, January 1, 2013, HOMI entered into three new loan agreements with the majority shareholder in HOMI. Pursuant to these loan agreements, the shareholder agreed to loan HOMI the sums of $ 250, $ 200 and $ 70, respectively, bearing 8% annual interest.  The loans are for a period of four years, including two years’ grace on the principal.

5.
On January 10, 2013, HOMI Industries entered into a loan agreement with a related party owned and operated by the President of HOMI. Pursuant to this loan agreement the related party agreed to loan HOMI Industries the sum of $45.5.

6.
On April 5, 2013, HOMI entered into a new loan agreement with the majority shareholder in HOMI. Pursuant to this loan agreement, the shareholder agreed to loan HOMI the sum of $ 100, bearing 8% annual interest.  The loan is for a period of four years, including two years’ grace on the principal. Pursuant to the loan agreement, HOMI stated its intention to perform a rights offering. In the event of such rights offering, HOMI will have the right to repay all or part of the loan by issuing shares of HOMI’s common stock to the shareholder at the same price per share as in the rights offering.

On September 2013 the loans detailed in 1-6 above were converted, in the rights offering, to shares at the price of one dollar per share. See also Note 10d.

f.
On October 9, 2013 and December  7,2013 HOMI entered into two new loan agreements, with the President and with the majority shareholder of HOMI, respectively, pursuant to which they agreed to loan HOMI the total amounts of  $ 100 and $200 respectively, bearing 8% annual interest.  The loans are for a period of four years, including two years grace on the principal. Pursuant to these loan agreements, within thirty days of closing an equity investment of $600 or more, HOMI may elect to repay all or any portion of the outstanding loans and/or accrued interest in shares of HOMI common stock which shares shall be valued at the same price per share as in the corresponding equity investment.

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 7:-	LONG-TERM LOANS FROM OTHERS

a.	Composed as follows:

	December 31,
	2013	2012*
Long- term liability	1,516	708
Current maturities of long-term liability	446	459
	1,962	1,167

*Reclassified.

b.	Aggregate maturities of long-term loans for years subsequent to December 31, 2013 are as follows:

Year	Amount
2014	446
2015	219
2016	205
2017	214
2018 and thereafter	878
1,962

c.	Additional information:

(1)
In March and June, 2005, HOMI and the subsidiary in the U.S. received from Horizon Challenges Investment Company Ltd. (“Horizon”) loans in the total amount of $ 1.1 million, which Horizon undertook to provide to the Company (“the Financing”), pursuant to a Financing Agreement, dated as of March 1, 2005, as amended on May 17, 2005. The loans bear interest at the rate of 11.67% and are to be repaid in monthly installments for nine years. The loans are secured by a lien on all minibars in respect of which the loan was received, and a security interest and assignment of a portion of HOMI and its subsidiaries’ monthly revenues from those minibars, in the amount required to pay each month’s repayments on all outstanding loans, principal plus interest. Total liabilities for the years ended December 31, 2013 and 2012 amounted to approximately $ 129 and   $ 257, respectively.

(2)
HOMI Industries entered into loans as detailed below.

As security and collateral for repayment of the loans, HOMI Industries encumbered in lender's favor the computerized minibar system, including HOMI® computerized minibars, a central unit and a license to HOMI® software, which HOMI’s affiliate installed at the  hotels and operates for the hotels under an outsource operation agreement which HOMI’s affiliate signed with the hotel.

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 7:-	LONG-TERM LOANS FROM OTHERS (cont.)

Date of the loan	Lender	Amount	Hotel	Location	No. of Minibars Encumbered
October25,2009	Moise and Sonia Elkrief	$93	Leonardo Ramat Hachayal	Tel Aviv, Israel	166
October25,2009	Moise and Sonia Elkrief	$99	Strand	New York, USA	177
February 18,2010	Oded Yeoshoua Amir Schechtman Ilan Bahry	$140	Wyndham	New York, USA	280
June 14,2010	Oded Yeoshoua Amir Schechtman Ilan Bahry	NIS 672 ($174when received)	Royal Beach	Eilat, Israel	363
October 26,2011	Oded Yeoshoua Amir Schechtman Ilan Bahry	$108	Herods	Jerusalem, Israel	270
May 31,2012	GPF S.A	$55	Breshit	Mitzpe Ramon, Israel	110
July 12,2012	Troy Creative Solutions LTD	$99	Dan Accadia	Hertzeliya, Israel	210
December 24,2012	Sparta Technical Solutions Ltd.	$67	Comfort Inn Chicago Hotel	Chicago, USA	130
December 24,2012	Sparta Technical Solutions Ltd.	$166	Dan	Eilat, Israel	375
January 10,2013	Troy Creative Solutions LTD	$109	Waldorf	Jerusalem, Israel	230
March 3,2013	Uri Avraham Amir Schechtman Ilan bahry	$109	Royal Beach	Tel Aviv, Israel	230
April 9,2013	Francisec Kobri Amir Schechtman Evyatar Hacohen Ilan Bahry	$133	Dan	Tel Aviv, Israel	280
April 14,2013	Or Saada Amir Schechtman Ilan Bahry	$165	Sheraton	Tel Aviv, Israel	313
May 22,2013	Izak Asif Consulting & Management LTD Amir Schechtman Ilan bahry	$71	Cramim	Jerusalem, Israel	150
June 6,2013	Alon Morduch Assigned from Bahry Business & Finance (1994) LTD. Signed September 1,2012. Ilan Bahry	$201	Hilton Olympia	London, UK	401
July 1,2013	Hotel Outsource Investment LTD	$128	Mela	New York, USA	231
August 7, 2013	Hotel Outsource Investment LTD	$45	Indigo	Ramat Gan, Israel	91
August 21,2013	Troy Creative Solutions LTD	$35	Dan	Jerusalem, Israel	77
August 21,2013	Troy Creative Solutions LTD	$30	Adiv	Tel Aviv, Israel	66
September 20,2013	Antonio Perez	€ 35 ($48 when received)	Mama Shelter	Bordeaux, France	97

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 8:-	ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

	December 31,
	2013	2012
Accrued expenses	313	182
Employees and payroll accruals	208	189
Government authorities	43	52
Other	30	45
Related parties	4	12
Advances from customer	-	75
	598	555

NOTE 9:-	COMMITMENTS, CONTINGENT LIABILITIES, LIENS AND COVENANTS

a.	HOMI and its affiliates have contractual obligations towards hotels with regard to the operation of minibars in hotel rooms.

HOMI and its affiliates own most of these minibars. Several hotels have a contractual purchase option granted which enables them to purchase the minibars at a price which results in a profit for the Company, and the agreement with the hotel is then terminated. To date, no hotel has exercised such an option.

b.
HOMI Industries has registered fixed charges over certain of its assets, including certain minibars and the rights to receivables generated by such minibars , in favor of  third parties, as security for loans which were given to HOMI by such related parties and third parties, or to secure profit sharing payments which HOMI undertook to pay to such parties. Total liabilities secured by these fixed charges as of December 31, 2013 are in the amount of approximately $ 2,200. See also Notes, 7c (2) and 6d.

c.
Rent expenses -

The Company’s operations are based primarily at hotels where its outsource operations are conducted. Most of the hotels allow the Company to utilize office space free of charge.

In addition, the Company’s U.S. counsel (who is also a shareholder) allows the Company to use its office as their corporate headquarters at no charge. No amounts have been reflected as rent expense in the accompanying consolidated statements of operations for the value of this rent due to its insignificance

In addition, the Company rents space under various month to month arrangements for certain facilities. The Company rents office space in Herzliya, Israel, primarily for HOMI’s finance department, its technical support and as the headquarters of HOMI Israel and HOMI Industries. During the years ended December 31, 2013 and 2012, rent expenses amounted to $ 48 and $ 45, respectively.

Rent commitments:

Future minimum lease commitments under non-cancelable operating leases are as follows:

First year	37
Second year	3
Total	40

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 9:-	COMMITMENTS, CONTINGENT LIABILITIES, LIENS AND COVENANTS (cont.)

d.
The Company received notice that the US Internal Revenue Service imposed on the Company automated late filing penalties for delay in filing a certain information schedule on foreign holdings. The Company has filed an appeal for full abatement of the penalties according to procedures of the IRS. Based on common practice and the nature of reasoning for the delay. Company management believes there is a good reason to believe that the abatement would be approved. Accordingly, no provision was recorded on the Company books of account.

e.
HOMI Industries subsequently entered into exclusive license agreements with HOMI Europe S.A.R.L. (for the territory of Europe), HOMI USA, Inc. (for the United States and Canada) and HOMI Israel Ltd. (for Israel). HOMI Europe (S.A.R.L.) granted a sub-license to HOMI UK Limited (for the United Kingdom, Spain and France), and HOMI USA, Inc. granted a sub-license to HOMI Canada, Inc. (for Canada).  All of the aforementioned companies are subsidiaries of HOMI.

f.
During March to June, 2010, HOMI Industries and Best Bar Services Ltd. ("Best Bar"), began to implement the cooperation pursuant to the Memorandum of Understanding they entered into as of 23 September 2009 ("the MOU”), in relation to Best Bar’s Open Display, Open Access Computerized Minibars. HOMI has included the Best Bar minibar in its catalogue of minibars, represented as the “HOMI® 232” model. During 2011 HOMI installed the HOMI® 232 Minibar in 3 hotels in Israel and one hotel in the USA.

Pursuant to the MOU, the agreed price of each HOMI® 232 is $ 350, but HOMI will purchase the HOMI® 232 from Best Bar for half that price, namely, $ 175. HOMI then shares its operating profits from HOMI® 232 installations, with Best Bar (operating profits are computed as HOMI’s collection from the hotels, less cost of goods, labor and 8% of the collection as a HOMI management fee), with 60% being retained by HOMI and  40% being paid to Best Bar.

However, HOMI is not satisfied with the performance of the HOM®I232 and decided to replace them with the new HOM®I226 minibars.

HOMI already removed the HOMI®232 minibars from 2 Hotels in Israel in 2012 and from one hotel in the USA, in 2013 and replaced them with the new HOM®I226.

Best Bar purchased these minibars back from HOMI Industries at a reduced price. During 2013, this transaction created a loss of $30 ($40 during 2012).

NOTE 10:-	SHAREHOLDERS’ EQUITY

a.
Shareholders’ Rights:

The common shares confer upon the holders the right to receive a notice to participate and vote in the general meetings of the Company and to receive dividends, if and when declared. Preferred share rights are yet to be determined. No preferred shares are issued and outstanding.

b.
On June 29, 2012, a loan in the amount of $2,000 received from Tomwood with a conversion right at a price per share of $ 0.06 was converted and Tomwood received an allocation of 110,497,238 Company shares in the price of $ 0.0181 per share.

As a result of the conversion, Tomwood is now the major shareholder of the Company's issued share capital.

Value of the costed benefit component of this transaction in the amount of approximately $ 1,296 was charged to capital and offset against benefit reduction expenses. Any and all liens on HOMI assets used as security for the Tomwood loan were removed.

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 10:-	SHAREHOLDERS’ EQUITY (cont.)

c.
On January 28, 2013 the Company executed a reverse split of one -for- hundred of all of HOMI’s shares of common stock. Following the reverse split, the number of outstanding shares of common stock decreased from approximately 200,000,000 to 2,000,000. The corporation issued no fractional shares of common stock and fractional shares resulting from the reverse split were rounded up to the nearest whole share.

d.
On September 9, 2013, HOMI closed a rights offering, pursuant to which HOMI converted shareholders loans in an amount of approximately $ 950. In consideration, HOMI issued 949,978 shares of its common stock at a price of $ 1.00 per share ,see also Note 6e.

NOTE 11:-	CUSTOMERS AND GEOGRAPHIC INFORMATION

The Company manages its business on a basis of one reportable segment (see Note 1 for a brief description of the Company’s business).

a.	Major customers’ data as a percentage of total sales to unaffiliated customers:

	Year ended December 31,
	2013	2012

Customer A	10.4%	12.4%
Customer B	8.1%	7.9%
Customer C	4.6%	6.0%
Customer D	3.9%	4.7%
Customer E	3.5%	4.1%
Customer F	3.6%	3.7%

b.	Breakdown of Consolidated Sales to unaffiliated Customers according to Geographic Regions:

	Year ended December 31,
	2013	2012

Israel	70%	59%
USA	20%	31%
ROW	10%	10%
Total	100%	100%

c.
As of December 31, 2013, $ 2,743 of the consolidated long-lived assets were located in Israel, $ 549 in the USA and $ 555 in ROW. As of December 31, 2012, $ 2,444 of the consolidated long-lived assets were located in Israel; $ 838 in the USA; and $ 597 in ROW.

NOTE 12:-	FINANCIAL AND FOREIGN CURRENCY TRANSLATION EXPENSES, NET

	Year ended December 31,
	2013	2012

Interest on long-term loans (1)	(169)	(270)
Linkage difference and others, net	(53)	52
	(222)	(218)

(1) As for financial expenses to shareholders, see Note 15a.

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 13:-	OTHER EXPENSES

	Year ended December 31,
	2013	2012
Dismantling of Minibars	(153)	(127)
Termination contract with Best Bar see Note 9f	(30)	(40)
Exchange rate differences due to reserve capital adjustmen	(6)	-
	(189)	(167)

NOTE 14:-	TAXES ON INCOME

a.
Corporate tax structure:

Taxable income of Israeli companies is subject to tax at the rate of 25% for the years 2013 and 2012 and 26.5% for the year 2014.

The subsidiary in the USA is subject to a 15% -35% corporate tax rate. Subsidiaries in Europe are subject to 20% - 35% corporate tax rate.

b.
The subsidiary in the USA is subject to both federal and state tax. The federal tax is determined according to taxable income, for the first $ 50 taxable income the rate is 15%. In addition, a 8.84% California state tax is applicable.

c.	As of December 31, 2013, loss carry forwards are approximately:

	$
HOMI USA Inc. *		3,198
HOMI Israel Ltd.		1,834
HOMI Industries Ltd.		2,206
HOMI Europe SARL		1,288
HOMI UK Ltd.		866
HOMI Inc.		714
		10,106

*	Utilization of U.S. net operating losses may be subject to substantial annual limitation due to the “change in ownership” provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitations may result in the expiration of net operating losses before utilization

d.
Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:

	December 31,
	2013	2012
Deferred Tax assets-Operating loss carryforwards	2,541	2,789
Deferred Tax Liabilities-Temporary differences in regard to expenses and property	(33)	(51)

Net deferred tax asset before valuation allowance	2,508	2,738
Valuation allowance	(2,508)	(2,738)

Net deferred tax	-	-

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 14:-	TAXES ON INCOME (cont.)

As of December 31, 2013, the Company had provided valuation allowances of $ 2,508  in respect of deferred tax assets resulting from tax loss and temporary differences. Management currently believes that it is more likely than not that the deferred tax regarding the loss carryforwards and other temporary differences will not be realized in the foreseeable future. The valuation allowance decrease by approximately $ 230 during the year ended December 31, 2013 and increased by approximately $ 539 during the year ended December 31, 2012.

e.	Breakdown of losses (profits) before taxes:

	Year Ended December 31,
	2013	2012
Israel	1,175	1,044
USA	930	1,628
ROW	(324)	218
	1,781	2,890

f.
The main items for reconciliation between the statutory tax rate of the Company and the effective tax rate are the non-recognition of tax benefits from accumulated net operating losses carry forward among the various subsidiaries worldwide due to uncertainty of the realization of such tax benefits.

NOTE 15:-	RELATED PARTY TRANSACTIONS

a.	The following transactions with related parties are included in the financial statements:

	Year ended December 31,
	2013	2012
Directors' fees	7	12
Directors' liability insurance	27	30
Consulting and management fees	497	378
Interest Expense	77	* 68
	608	488

*Reclassified

b.	As for balances and loans as of December 31, 2013 and 2012 - see Note 6.

c.	As for Benefit on conversion – see Note 10b.

d.
On October 2, 2013, a director of  HOMI tendered his resignation as a director, effective November 8, 2013, and notified HOMI, that he will not stand for re-election as a director. In addition, this director has resigned from his position as a director of HOMI USA, Inc., a wholly owned subsidiary of HOMI, and all other HOMI subsidiaries, effective immediately. By mutual consent of that director the HOMI subsidiaries, his management position as Chief Executive Officer of HOMI USA, Inc., and his management positions in all HOMI subsidiaries will terminate, as of December 31, 2013.

e.	On October 2, 2013, by mutual consent of the Chief Executive Officer and HOMI and its subsidiaries, it was agreed that his management position as Chief Executive Officer and Chief Financial Officer of HOMI, and his management positions in all HOMI subsidiaries, will terminate, as of December 31, 2013. In addition, he will resign from all director positions he currently holds with HOMI subsidiaries effective December 31, 2013. He shall remain a director of HOMI.

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 16:-	EVENTS SUBSEQUENT TO BALANCE SHEET DATE

a.
On February 5, 2014, HOMI Industries Ltd entered into two new loan agreements, with, the President of HOMI and the beneficial owner of a majority of HOMI’s shares. Pursuant to which they agreed to loan HOMI $ 300 and $ 200 respectively, bearing 8% annual interest. Some of the funds were wired to HOMI in January 2014 and the balance during February 2014. The principal and all accrued interest shall be repaid in a single payment, on or before July 14, 2014.

b.
On March 25, 2014, HOMI entered into an agreement with HOMI Industries, the President, and the beneficial owner of the HOMI shares held by the majority shareholder of HOMI. The agreement is contingent upon receipt of the approval by the holders of a majority of HOMI’s issued and outstanding shares that are not held directly or beneficially by the purchasers.

Pursuant to the agreement, there will be a restructuring of HOMI’s subsidiaries such that all of its operations subsidiaries, namely, Industries, HOMI Israel Ltd., HOMI UK Limited, HOMI USA, Inc., HOMI Canada Inc. and HOMI Florida, LLC, will be wholly owned subsidiaries of HOMI Industries. In return for payment of $1.00 (one US Dollar) and in return for assuming (via HOMI Industries) approximately $900 thousand of HOMI's debts and approximately $3,200 of the subsidiaries’ debts, the purchasers will acquire HOMI Industries, with all of such subsidiaries and debt.

The impact of the abovementioned transaction shall be a capital loss amounting to $4.2 million The purchasers have also agreed to indemnify HOMI in respect of certain liabilities.

HOMI’s Board of Directors is now considering other possible business opportunities.

c.	See Note 1d.

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AS OF

March 31, 2014

UNAUDITED

INDEX

PAGE
PART I - FINANCIAL INFORMATION

Item 1 – CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Balance Sheets -
March 31, 2014 and December 31, 2013	F-2-F-3

Statements of Comprehensive Loss -
Three months ended March 31, 2014 and 2013	F-4

Statements of Cash Flows -
Three months ended March 31, 2014 and 2013	F-5-F-6

Notes to Financial Statements	F-7-F-10

- - - - - - - - - - - - - - - - -

F-1

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

US Dollars in thousands

	As of March 31, 2014	As of December 31, 2013
	Unaudited	Audited
ASSETS

CURRENT ASSETS:

Cash and cash equivalents	144	81
Short-term bank deposits	47	47
Trade receivables (net of allowance for doubtful accounts of $ zero as of March 31, 2014 and December 31, 2013)	324	444
Other accounts receivable	115	66
Inventories	266	283

TOTAL CURRENT ASSETS	896	921

PROPERTY AND EQUIPMENT, NET:

Minibars and related equipment	3,703	3,817
Other property and equipment	30	30

TOTAL PROPERTY AND EQUIPMENT	3,733	3,847

OTHER ASSETS:

Deferred expenses, net	3	3
Intangible assets	41	41

TOTAL OTHER ASSETS	44	44

TOTAL	4,673	4,812

The accompanying notes are an integral part of the consolidated financial statements.

F-2

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

US Dollars in thousands (except share data)

	As of March 31,	As of December 31,
	2014	2013
LIABILITIES AND SHAREHOLDERS' EQUITY	Unaudited	Audited

CURRENT LIABILITIES:
Short-term loans from related parties	600	-
Current maturities of long term loans from related parties	96	100
Current maturities of long-term loans from others	409	446
Trade payables	613	818
Accrued expenses and other current liabilities	562	598

TOTAL CURRENT LIABILITIES	2,280	1,962

LONG-TERM LIABILITIES:

Long-term loans from related parties, net of current maturities	653	675
Long-term loans from others ,net of current maturities	1,470	1,516
Accrued severance pay, net	76	78

TOTAL LONG-TERM LIABILITIES	2,199	2,269

SHAREHOLDERS' EQUITY:

Share capital -
Preferred stock of $ 0.001 par value – 5,000,000 shares authorized; zero shares issued and outstanding as of March 31, 2014 and as of December 31, 2013.	-	-
Common stock of $ 0.001 par value – 200,000,000 shares authorized; 2,949,484 shares issued and outstanding as of March 31, 2014 and as of December 31, 2013.	3	3
Additional paid-in capital	13,221	13,221
Capital Reserve	1,414	1,414
Accumulated other comprehensive income	72	74
Accumulated deficit	(14,516)	(14,131)

TOTAL SHAREHOLDERS' EQUITY	194	581

TOTAL	4,673	4,812

The accompanying notes are an integral part of the consolidated financial statements.

F-3

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

US Dollars in thousands (except share and per share data)

	For the Three Months Ended March 31,
	2014	2013
	Unaudited

Revenues	642	982

Cost of revenues:

Depreciation	(114)	(156)

Other	(427)	(646)

Gross profit	101	180

Operating expenses:

Research and development	(11)	(15)

Selling and marketing	(41)	(68)

General and administrative	(375)	(323)

Operating loss	(326)	(226)

Financing expenses and foreign currency translation, net	(59)	(107)

Other expenses, net	-	(74)

Benefit reduction for Loans	-	(5)

Net loss	(385)	(412)

Basic and diluted net loss per share	(0.13)	(0.21)

Weighted average number of shares used in computing basic and diluted loss per share	2,949,484	1,999,506

Other Comprehensive Loss:

Net Loss	(385)	(412)

Foreign currency translation adjustments	(2)	(39)

Comprehensive Loss	(387)	(451)

The accompanying notes are an integral part of the consolidated financial statements.

F-4

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

US Dollars in thousands

	For the Three Months Ended March 31,
	2014	2013
	Unaudited
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	(385)	(412)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	116	159
Capital loss	-	74
Decrease in accrued severance pay, net	(2)	(13)
Interest and linkage differences in regard to shareholders and subsidiaries	(5)	34
Benefit component	-	5
Changes in assets and liabilities:
Decrease in inventories	17	17
Decrease (Increase) in trade receivables	120	(75)
Increase in related parties	13	18
Increase in other accounts receivable	(47)	(36)
Increase (Decrease) in trade payables	-	74
Decrease in accounts payable and accrued expenses	(48)	(91)

Net cash used in operating activities	(221)	(246)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of property and equipment	7	223
Purchases and production of property and equipment	(214)	(140)
Short-term bank deposits, net	-	5

Net cash provided from (used in) investing activities	(207)	88

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from related parties	600	178
Payments of long- term loans to related parties	(26)	(29)
Payments of long-term loans to others	(83)	(56)
Proceeds from others	-	32

Net cash provided by financing activities	491	125

Effect of exchange rate changes on cash and cash equivalents	-	(2)
Increase (Decrease) in cash and cash equivalents	63	(35)
Cash and cash equivalents at the beginning of the period	81	195
Cash and cash equivalents at the end of the period	144	160

The accompanying notes are an integral part of the consolidated financial statements.

F-5

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

US Dollars in thousands

Appendix A - Supplemental disclosure of non-cash investing and financing activities and cash flow information:	For the Three Months Ended March 31,
	2014	2013
	Unaudited
Non-cash investing and financing activities:

Acquisition of property and equipment on short-term credit	-	118

Receivables in regard to property and equipment	-	34

Cash paid during the period for interest	8	38

The accompanying notes are an integral part of the consolidated financial statements.

F-6

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 1:-	NATURE OF OPERATIONS AND BASIS OF PRESENTATION

a.
Hotel Outsource Management International, Inc. ("HOMI") was incorporated in Delaware on November 9, 2000. HOMI and its subsidiaries are engaged in the distribution, marketing and operation of computerized minibars in hotels located in the United States, Europe, Israel and Canada.

Hereinafter, HOMI and its subsidiaries will be referred to as the "Company."

The Company has been doing business since 1997 through various subsidiaries. The current corporate structure, in which it is holding company for various wholly owned subsidiaries around the world, has been in place since 2001. The Company common stock was listed on the Over-the-Counter Bulletin Board, or "OTC Bulletin Board" from February 2004 until February 2011.  It now trades on the OTCQB under the symbol "HOUM”.

b.	During 2006, the Company commenced its own research and development program aimed at the development of a new range of products.

Currently the HOMI® 330, a "sealed-access" type wireless Computerized Minibar system and the newer HOMI® 226, an "Open-Access" type wireless Computerized Minibar system, are both being produced and installed.

c.
Commencing 2009, HOMI has begun to implement a new business model. Under the new business model, the Company sells or receives loans against HOMI minibars, installed or to be installed in various hotels. Under this model, HOMI shall continue to manage and operate these minibars in return for a management fee and profit sharing arrangements.

d.
As of 21 August 2013, HOMI France S.A.S., which had been a fully, indirectly owned subsidiary of HOMI was dissolved, with voluntary liquidation procedures having been completed as of 25 June 2013. Operations previously handled by HOMI France were transferred to HOMI UK Limited, which is another fully, indirectly owned subsidiary of HOMI.

HOMI Australia, a subsidiary of HOMI, began the process of deregistration to close down the company, which process was completed as of 6 February 2014.

e.	On March 25, 2014, HOMI entered into an agreement with HOMI Industries, the President, and the beneficial owner of the HOMI shares held by the majority shareholder of HOMI.

The agreement was approved by the holders of a majority of HOMI’s issued and outstanding shares that are not held directly or beneficially by the purchasers, pursuant to shareholder resolutions dated April 1, 2014. On April 9, 2014, a preliminary information statement was submitted to SEC. The agreement will enter into force on the 21st day after a definitive information statement becomes effective.

Pursuant to the agreement, there will be a restructuring of HOMI’s subsidiaries such that all of its operations subsidiaries, namely, Industries, HOMI Israel Ltd., HOMI UK Limited, HOMI USA, Inc., HOMI Canada Inc. and HOMI Florida, LLC, will be wholly owned subsidiaries of HOMI Industries. In return for payment of $1.00 (one US Dollar) and in return for assuming (via HOMI Industries) approximately $900 of HOMI's debts and approximately $3,200 of the subsidiaries’ debts, the purchasers will acquire HOMI Industries, with all of such subsidiaries and debt.

The impact of the abovementioned transaction shall be a capital loss amounting to $4.2 million

The purchasers have also agreed to indemnify HOMI in respect of certain liabilities.

HOMI’s Board of Directors is now considering other possible business opportunities.

f.	As of March 31, 2014, the Company had $191 in cash, including short term deposits.

The Company continues to incur losses ($385 in the three months ended March 31, 2014) and has a negative cash flow from operations amounting to approximately $221 for this period. In order to implement the Company's basic business plan for completion of the installation of additional minibars, the Company will need additional funds.

F-7

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 1:-	NATURE OF OPERATIONS AND BASIS OF PRESENTATION (con.)

The financial statements have been prepared assuming that the Company will continue as a "going concern". The Company has suffered recurring losses from operations and has a net working capital deficiency that raises substantial doubt about its ability to continue as "going concern" .The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The continuation of the company as a going concern is dependent upon implementation of management's plans as well as raising additional funds from shareholders or other. The Company's preferred method is the new business model, described in item c. above.

NOTE 2:-	SIGNIFICANT ACCOUNTING POLICIES

a.	Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles for interim financial information and with Rule 8-03 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America. In the opinion of management, all adjustments (consisting of normal and recurring adjustments) necessary for a fair presentation have been included. Operating results for the three months ended March 31, 2014 are not necessarily indicative of the results that may be expected for the year ended December 31, 2014. The accompanying interim consolidated financial statements and the notes thereto should be read in conjunction with the Company's audited consolidated financial statements as of and for the year ended December 31, 2013 included in the Company's Form 10-K filed March  31, 2014.

b.	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The reported amounts of revenues and expenses during the reporting period may be affected by the estimates and assumptions management is required to make.  Estimates that are critical to the accompanying consolidated financial statements relate principally to depreciation and recoverability of long lived assets.  The markets for the Company’s products are characterized by intense price competition, rapid technological development, evolving standards and short product life cycles; all of which could impact the future realization of its assets. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the period that they are determined to be necessary.  It is at least reasonably possible that management’s estimates could change in the near term with respect to these matters.

c.	Financial Statements in US dollars

The majority of the Company's sales are in U.S. dollars or in dollar linked currencies. In addition, the majority of the Company's financing is received in U.S. dollars. Accordingly, the Company has determined the U.S. dollar as the currency of its primary economic environment and thus, its functional and reporting currency. Non-dollar transactions and balances have been remeasured into US dollars. All transaction gains and losses from the re-measurement of monetary balance sheet items denominated in non-dollar currencies are reflected in the statements of operations as financial income or expenses, as appropriate.

F-8

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 2:-	SIGNIFICANT ACCOUNTING POLICIES (con.)

The financial statements of foreign subsidiaries, whose functional currency is not the U.S. dollar, have been translated into U.S. dollars. All balance sheet accounts have been translated using the exchange rates in effect at the balance sheet date. Statements of operations amounts have been translated using the average exchange rate for the period. The translation differences are attributed to the capital reserve from translation differences.

d.	Concentrations of Credit Risk and Fair Value of Financial Instruments

The financial instruments of the Company consist mainly of cash and cash equivalents, short-term bank deposits, trade receivables, other accounts receivable, short-term bank credit, trade payables, other accounts payable and notes payable to shareholders and others.

In view of their short term nature, the fair value of the financial instruments included in working capital of the Company is usually identical, or close, to their carrying values. The fair values of long-term notes payable also approximates their carrying values, since such notes bear interest at rates that management believes is approximately the same as prevailing market rates.

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents, and trade receivables. The majority of the Company's cash and cash equivalents are invested in interest bearing U.S. dollar and U.S. dollar-linked instruments or in NIS and Euro interest bearing deposits with major Israeli, U.S. and European banks. Such deposits in the United States may be in excess of insured limits and are not insured in other jurisdictions. Management believes that the financial institutions that hold the Company's investments are financially sound, and accordingly, minimal credit risk exists with respect to these investments.

e.	Exchange rates

Exchange and linkage differences are charged or credited to operations as incurred.

Exchange rates and the Consumer Price Index ("CPI") in Israel:

Exchange rates:

	March 31,	December 31,
	2014	2013
New Israeli Shekel (NIS)	$0.287	$0.288
Euro (EU)	$1.380	$1.377
Australian Dollar (AU$)	$0.923	$0.894
Pound Sterling (GBP)	$1.665	$1.654
Canadian Dollar (CAN$)	$0.906	$0.940
Consumer Price Index ("CPI")	123.60	124.45

	Three Months Ended March 31,
	2014	2013
Increase (Decrease) in Rate of Exchange:
NIS	(0.35)%	2.24%
EU	0.20%	(3.03)%
AU$	3.20%	0.58%
GBP	0.67%	(6.18)%
CAN$	(3.60)%	4.1%
Consumer Price Index ("CPI")*	(0.68)%	0.0%

*Based on the year 2002 average rate.

F-9

HOTEL OUTSOURCE MANAGEMENT
INTERNATIONAL, INC. AND ITS SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

US Dollars in thousands

NOTE 3:-	FIXED ASSETS

Number of minibars

The consolidated financial statements include the accounts of HOMI and its active subsidiaries listed below, which are owned by HOMI:

		Number of Minibars Operated
Subsidiary Name	Area	31.03.2014	31.03.2013
HOMI Industries Ltd. (1)	Israel
HOMI Israel Ltd. (1), (3)	Israel	5,099	4,780
HOMI USA, Inc. and HOMI Canada, Inc. (1)	U.S.A. and Canada	1,620	2,865
HOMI Europe S.A.R.L. (1), (2)	Europe	1,596	1,499
		8,315	9,144

(1)	A quantity of minibars are owned by HOMI Industries and rented to the subsidiaries.

As of March 31, 2014 the minibars are located as follows:

	U.S.A.	Israel	Europe	Total
Number of minibars	1,620	3,359	1,499	6,478

(2)	Through subsidiary in the U.K (including a branch in Spain and activity in France).

(3)	Including 333 HOMI® 232 shared operated minibars. As of March 31, 2014 located in Israel.

NOTE 4:-	RELATED PARTIES TRANSACTIONS

During three months ended March 31, 2014 and 2013, the Company incurred various related parties expenses as follows:

	For the Three Months Ended March 31,
	2014	2013
	Unaudited
Directors' fees and liability Insurance	10	9
Consulting and management Fees	56	104
Financial expenses	26	31
Benefit reduction for loan	-	5
	92	149

NOTE 5:-	SIGNIFICANT EVENTS DURING THE PERIOD

a.
On February 5, 2014, HOMI Industries Ltd entered into two new loan agreements, with, the President of HOMI and the beneficial owner of a majority of HOMI’s shares. Pursuant to which they agreed to loan HOMI $300 and $200 respectively, bearing 8% annual interest. Some of the funds were wired to HOMI in January 2014 and the balance during February 2014. The principal and all accrued interest shall be repaid in a single payment, on or before July 14, 2014. An additional  amount of $100 was wired during March 2014, an agreement was not yet signed.

b.	See also Notes 1d, 1e.

F-10